                GREENWICH STREET SERIES FUND SEMI-ANNUAL REPORT


                                                          APPRECIATION PORTFOLIO

                                                     FUNDAMENTAL VALUE PORTFOLIO

                                               INTERMEDIATE HIGH GRADE PORTFOLIO


                                                                   JUNE 30, 2002
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SEMI-ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

DEAR INVESTOR:

Enclosed herein is the semi-annual report for the Greenwich Street Series
Fund -- Intermediate High Grade Portfolio, Appreciation Portfolio and Fundamental Value Portfolio ("Portfolio(s)") for the period ended June 30, 2002(1). In this report, we have summarized the period's prevailing economic and market conditions and outlined the Portfolios' investment strategies. We hope you find this report to be useful and informative.

           The Performance of the Greenwich Street Series Fund for the Six Months Ended June 30, 2002(2)
           ---------------------------------------------------------------------------------------------
           Intermediate High Grade Portfolio.................................                 3.33%
           Appreciation Portfolio............................................               (9.79)
           Fundamental Value Portfolio.......................................               (9.64)

MARKET AND ECONOMIC OVERVIEW

The first six months of 2002 was permeated by heightened market volatility amid a series of high-profile corporate scandals, large-scale bankruptcies and investigations. Moreover, the economy showed signs of slowing while fears of additional terrorist attacks intensified, both of which added to investor apprehension and subsequent stock market losses.

Through the first half of the year, investors fled from the stock market into less volatile investments such as high grade fixed income securities and U.S. Treasuries. However, even these markets saw some resistance as many foreign investors shed their U.S. dollar-based holdings as the currency lost substantial ground against both the euro and the yen.

Short-term interest rates remained at historically low levels during the period. Although the Federal Open Market Committee ("FOMC")(3) moved to a neutral bias in March, it left the federal funds rate ("fed funds rate")(4) unchanged at 1.75% throughout the first half of 2002. Inflation also remained subdued during the period, leading many to believe that the FOMC will probably not raise the fed funds rate until much later in the year.

INTERMEDIATE HIGH GRADE PORTFOLIO

PERFORMANCE UPDATE

For the six months ended June 30, 2002, the Intermediate High Grade Portfolio ("Portfolio") returned 3.33%. In comparison, the Lehman Brothers
Government/Corporate Bond Index ("Lehman Index")(5) returned 3.26%. Past performance is not indicative of future results.

---------------
 1 The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. The objective of a variable annuity product is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.

 2 These performance returns do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts, such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolio. Past performance is not indicative of future results.

 3 The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

 4 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

 5 The Lehman Index tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note that an investor cannot invest directly in an index.

                                                                               1
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SEMI-ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
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Overall Portfolio returns were helped by the outperformance of higher quality bonds as well as an overweight position in the U.S. agency sector. The Portfolio was shorter in average maturity than the Lehman Index, a point which hurt relative performance as U.S. Treasury yields ended the first half of the year at lower levels than they started.

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to provide investors with as high a level of current income as is consistent with the protection of capital. Under normal conditions, the Portfolio will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in U.S. government securities and high-grade U.S. corporate bonds of U.S. issuers. The Portfolio may also invest up to 20% of its assets in other fixed income securities. U.S. government securities include U.S. Treasury securities and mortgage related securities. Mortgage related securities issued by federal agencies or instrumentalities may be backed by the full faith and credit of the U.S. Treasury, by the right of the issuer to borrow from the U.S. government or only by the credit of the issuer itself.

PORTFOLIO MANAGER ECONOMIC AND MARKET OVERVIEW

In our opinion, the Jeckyl and Hyde performance of the economy over the first six months extended to fixed income sector performance. The year began with high hopes for a repeat of the strong corporate bond performance of 2001. Corporate bond returns did outpace U.S. Treasury securities over the first quarter, however, U.S. Treasuries outperformed over the second quarter. We sense the same fears of accounting irregularities that hurt the stock market also negatively impacted corporate bonds. Conversely, we feel geopolitical concerns and terrorist fears resulted in a "flight to quality" to U.S. Treasuries, agencies and high quality corporate securities.

PORTFOLIO MANAGER OUTLOOK

We feel recent economic releases have given mixed signals for future economic growth. However, it is our opinion that the economy will strengthen in the second half of the year based upon expectations for continued strong consumer spending and steady inventory rebuilding. With an anticipated return to stronger growth, we expect bonds to give up some of the flight to quality gains as expectations of a U.S. Federal Reserve Board ("Fed") tightening are revived.

We are maintaining our posture of a slightly shorter average maturity than the benchmark, based upon our expectations for stronger economic growth. We will look to selectively add corporate bond exposure and lower our overweight position in U.S. agencies as economic growth improves.

APPRECIATION PORTFOLIO

PERFORMANCE UPDATE

For the six months ended June 30, 2002, the Appreciation Portfolio ("Portfolio") returned negative 9.79%. In comparison, the S&P 500 Index(6) returned negative 13.15% for the same period. Past performance is not indicative of future results.

INVESTMENT OBJECTIVE

The Portfolio seeks long-term appreciation of capital. The Portfolio invests primarily in equity securities of U.S. companies. The Portfolio typically invests in medium and large capitalization companies but may also invest in small capitalization companies. Equity securities include exchange traded and over-the-counter common stocks and preferred stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

---------------
 6 The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

 2
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PORTFOLIO MANAGER ECONOMIC AND MARKET OVERVIEW

The belief expressed in our December 2001 annual letter that the lows of September 21, 2001 would prove to be benchmark bottoms, is being aggressively tested by the miserable action of the stock market. Having been very cautious on the market in the late 1990's, did we turn too optimistic too early, and without good reason? It is our opinion that the stock market today is practically the mirror image of three years ago. Then, we felt excesses abounded. Interest rates were rising, the technology mania was in full gear, people were leaving their jobs in order to trade stocks on the Internet, investor expectations were for annual returns of 25%, and words of caution were greeted with reactions ranging from boredom to scorn. It took nine months to a year before the mania began to break. Now that stocks have suffered a severe downturn, we feel we have a situation where interest rates are low, with little likelihood of any rise over the foreseeable future, the Fed is providing massive liquidity, the tech mania has been washed out, the economy is in the early stages of a recovery, the mood of investors has turned grim, and bullish comments on the market are being greeted with skepticism and "what ifs?" Back then we did not expect it to take so long for the market to break, and we did not expect it to act so poorly this year. However, we continue to believe that the recent behavior of stocks represents the final purging of the excesses of the late 1990's.

There are always issues about which one can be concerned, and certainly we have plenty -- terrorist fears, questionable accounting practices, a weak dollar, seemingly high valuations, and the fleeing of capital from the markets. However, we feel it is important to distinguish what might happen, from what is already factored into stock prices. In our opinion, the market is running out of excesses to correct or worry about. We feel technology stocks have been slaughtered. Overpriced and over-owned big name stocks have been clobbered. Companies with aggressive accounting practices have been taken to the woodshed and paddled. Moreover, companies that were built on mountains of debt teeter on the brink of insolvency, or have already declared bankruptcy. The lapses of ethical behavior are troublesome. We sense some people in influential or leadership positions lost sight of fundamental values. One of the good things to come out of the bull market of the 1990's was a regaining of respect for the private sector and its ability to create jobs and exciting products. We feel it is particularly sad that the actions of a few who should have behaved better destroyed that trust and good will toward American business. The last six months, in our opinion, have shown that despite low interest rates and an incipient economic revival, trust in the stock market has been broken and will be difficult to restore.

As discouraging as the revelations of dishonesty and greed are, history provides some perspective. While the magnitudes of the alleged fraud or deceptions are staggering, it is a fact they are nothing new. From railroad bond swindles in the 1800's, to the Teapot Dome in the 1920's, Samuel Insull's pyramid schemes in the 1930's, wartime profiteering in the 1940's, the near bankruptcy of American Express in the early 1960's because of fake warehouse receipts and the misappropriation of servicemen's funds by Bernard Cornfeld in the late 60's and early 70's, scandals have repeatedly rocked Main Street and Wall Street. We recall sitting and fuming in the 1980's as stocks moved up in advance of merger news, sensing that information was being leaked, and later learning that Ivan Boesky and others were involved in an insider trading scheme.

It is a truism that booms create an atmosphere which can foster dishonest schemes, but we feel the unwinding of those excesses, while creating havoc, occurs at the end of bear markets, as maximum pessimism takes hold. It seems as if the combination of terrorism and revelations of greed and unethical behavior are causing people to flee the financial markets. But the stock market is a discounting mechanism, and the behaviors cited above have had a chance to be pretty well digested. These excesses were the reasons for our bearish views three and four years ago. Meanwhile, we see massive amounts of fiscal and monetary stimulus working their way through the system. We believe the accounting peccadilloes should disappear rapidly, as companies have been coming clean at breakneck speed.

                                                                               3
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PORTFOLIO MANAGER PORTFOLIO OVERVIEW

During the first half of the year we continued to add to insurance holdings, with The St. Paul Cos. being our biggest purchase. We think highly of new management, and feel profitability can be enhanced. In our opinion the stock also has a relatively good dividend yield. We also added several depressed stocks in the technology sector. We had been quite under-represented in technology relative to the Portfolio's benchmark, which served us well during 2000-2001. However, we believe there are many technology companies whose stocks have collapsed that are likely to survive an ongoing business drought that have the potential to advance over the next few years. This has encouraged us to increase the Portfolio's exposure in the technology sector. Specifically, we have bought EMC Corp., Corning Inc., Agere Systems Inc., Sun Microsystems, Inc., Micromuse Inc., Sybase Inc., Oracle Corp., Maxtor Corp., Molex Inc. and Vishay Intertechnology, Inc. We have also added holdings in the industrial sector, including E.I. du Pont de Nemours & Co. and 3M Co., which has finally begun to realize the potential we have always believed they are worth. We liquidated the Tyco International Ltd. position early in the year, avoiding the dramatic price decline. We eliminated a profitable position in Arbitron Inc., and sold Motorola Inc., which continued to disappoint.

Disappointments during the period were led by the pharmaceutical sector, particularly Bristol-Myers Squibb Co. The stock of AOL Time Warner, Inc. has been much weaker than we had imagined. Nevertheless, we are staying with the position, because we feel the assets are attractive. We sold Delphi Automotive Systems Corp. because it met our objective, but would like to own it again at lower levels. We continue to like the domestic energy sector, and continue to buy Encana Corp., which was spun off from Canadian Pacific. We think it has enormous reserves of gas and oil, a solid exploration profile, and a good balance sheet. We remain widely diversified, and are finding more and more attractive entry points.

There is always uncertainty associated with investing, but as difficult as it is to do, we feel owning first-rate companies when the market has been out of favor can be a rewarding endeavor.

PORTFOLIO MANAGER MARKET OUTLOOK

We think the best and most likely catalyst for a better market will be the same one that turned the market up after September 11th values created by stocks being tossed away by emotional investors. We find whenever we need to remind people that stocks as an asset category are worth owning, it is a better time to invest than when investors are optimistic and prices have been climbing. We do not know whether there will be more terrorist attacks. We do not know whether there will be any new high profile scandals or bankruptcies. But we do know market history and human behavior, and we believe what we are witnessing now is not the kind of action we see at market tops.

FUNDAMENTAL VALUE PORTFOLIO

PERFORMANCE UPDATE

For the six months ended June 30, 2002, the Fundamental Value Portfolio ("Portfolio") returned a negative 9.64%, compared to a negative 13.15% for the S&P 500 Index(6). Past performance is not indicative of future results.

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital growth. Current income is a secondary consideration. The Portfolio invests primarily in common stock and common stock equivalents of companies that the managers believe are undervalued in the marketplace. While the managers select investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return.

Our approach to investing is long term in nature and is designed to smooth out the market cycle. Since the end of 1998, we have seen a market enter a speculative bubble that was terminated in the first quarter of 2000, followed by a market that has fallen substantially since then. Some indexes such as the NASDAQ Composite Index ("NASDAQ Composite")(7), have fallen nearly 75% during this time. In our view, this ranks with some of the most severe market declines in the last 100 years!

---------------
 7 The NASDAQ Composite is a market-value weighted index, which measures all securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.

 4
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As the chart below illustrates, the Portfolio performed relatively well in the earlier speculative bubble and since then the Portfolio's net asset value has resisted the erosion in market values. In addition to the Portfolio's assigned benchmark, the S&P 500 Index, we have chosen the Russell 3000 Index for purposes of this comparison since we believe these indices are broadly representative of the overall U.S. equity market. Over the course of this market cycle since December 1998, the Portfolio has posted annualized total returns of 6.79% compared to annualized total returns of negative 4.79% and negative 3.92% respectively, for the S&P 500 Index and the Russell 3000 Index(8).
GSS FVF PERFORMANCE CHART

                                                       GSS FVF(9)                    S&P 500                  RUSSELL 3000
                                                       ----------                    -------                  ------------
12/31/98 - 3/31/00                                         23.3                       18.63                       20.63
3/31/00 - 6/30/02                                         -1.39                      -15.75                      -15.33
12/31/98 - 6/30/02                                         6.79                       -4.79                       -3.92

PORTFOLIO MANAGER ECONOMIC AND MARKET OVERVIEW

During the first six months of 2002, we recognized market risks were higher than normal. Corporate governance issues dominated in the wake of the collapse of a couple of large-scale corporations that had formerly been pillars of the 1990's boom. In addition, unlike previous recessions, we feel the corporate sector bore the brunt of the economic downturn. Interest rates have remained at very low levels and consumer spending has held up remarkably well, driven in our opinion by mortgage re-financings. During this period of uncertainty, the Portfolio maintained above average cash balances approaching 20% of assets.

On a sector basis the Portfolio maintained overweight positions in the consumer discretionary, energy, and basic materials industries. The financial services, healthcare, industrials and technology sectors were underweight. Currently we believe prices are at their most attractive levels in a number of years for select technology and industrial stocks and, subsequently, we reduced our underweight position in these sectors.

In a difficult market, we feel following one's investment discipline is vital. Our investment approach seeks to purchase "leading franchises selling at depressed prices for reasons thought to be temporary". A reasonable question might be "how does one determine depressed prices in the current environment?"

We feel it is important to understand that the market is migrating to what we believe are valuation levels consistent with those of the late Cold War period in the 1980's. The current mix of corporate governance concerns, the threat of additional terrorist attacks, and the uncertainties in the Middle East aggregate risks that we believe are more consistent with the period of time when the Soviet Union was still with us rather than the risk premiums associated with the 1990's. As such, the price-to-earnings ("P/E") ratios(10) for many companies are moving back to the area of about 15 times earnings. Other desirable characteristics, in our view, include free cash flow, dividend yield, and strong balance sheets.

---------------
 8 The Russell 3000 Index measures the performance of the 3000 largest U.S.
   companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. Please note that an investor cannot invest directly in an index.

 9 Without sales charges the Portfolio returned -13.67%, 7.46%, and 12.16% for the one-, five-, and since inception (December 3, 1993) periods, respectively, ended June 30, 2002. Past performance is not indicative of future results. Average annual total returns assumes the reinvestment of dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Index performance does not reflect a deduction for fees, expenses or taxes. Principal value and investment returns will fluctuate and investors' shares, when redeemed, may be worth more or less than their original cost. Because of market volatility, returns cited may be higher or lower than current returns. Please note that an investor cannot invest directly in an index.

10 The P/E ratio is a stock's price divided by its earnings per share.
                                                                               5
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PORTFOLIO MANAGER PORTFOLIO UPDATE

Recently, the Portfolio purchased The St. Paul Cos., an insurance company, SBC Communications Inc., Electronic Data Systems Corp., El Paso Corp., AOL Time Warner, Inc., McDonald's Corp, and Solectron Corp. We feel each of these companies is an industry leader and many were selling at prices substantially below their highs for the last six months.

Sales or meaningful reductions in positions during the quarter included Cable & Wireless Inc., S1 Corp., BJ Services Co., The Coca-Cola Co., Healthnet Inc., UnitedHealth Group Inc., Adobe Systems Inc., and U.S. Steel LLC. In some cases, such as with S1 Corp., BJ Services Co., The Coca-Cola Co., UnitedHealth Group Inc., and Adobe Systems Inc., share prices were at levels we thought adequately reflected business prospects for the next year or so. Generally speaking we feel these sales or reductions in positions were made at favorable prices.

PORTFOLIO MANAGER MARKET OUTLOOK

In our opinion the stock market has come full circle from the period two and a half to three years ago when it experienced a speculative bubble. Currently, we feel investor pessimism has replaced euphoria and we think we are in a period that is "one of the six worst periods" in the last 30 years to exit the market. Put another way, the risk to reward ratio for the stock market as a whole is quite favorable in our view over the next few years. Yes, corporate governance issues continue to dominate the headlines and we feel the corporate sector still is weak. However, if one looks at sentiment readings, such as bullish readings (historically low), the 10-day ARMS Index(11), and coincident indicators such as VIX(12), that measure option volatility, we feel they are consistent with readings one would have seen in 1974, 1982, 1987, 1990 and last September.

Recently, in our opinion, selling stocks has replaced the buy at any price mentality of a few years ago. Just as bull markets breed excesses, so do bear markets. We also feel the high and growing level of short selling activity in the market, much of it centered in relatively illiquid issues, could be a surprising source of demand for stocks in the period immediately ahead.

In our view, successful investing over time is based on buying when prices are low, such as now, and being willing to sell even when it is unpopular. We plan to reduce the Portfolio's cash positions in the period ahead, capturing what we feel are some of the attractive longer-term values now available. Market uncertainties may persist for a while longer but we feel strongly this is the time to add to equities.

Thank you for your continued support during a difficult and often unsettling market environment. We have seen a number of market cycles over the last three decades and we believe our investment discipline is well suited to this one as well.

Thank you for your investment in the Greenwich Street Series
Fund -- Intermediate High Grade Portfolio, Appreciation Portfolio, and Fundamental Value Portfolio. We are grateful for your continued confidence, and our ongoing relationship.

Sincerely,

/s/ HEATH B. McLENDON

Heath B. McLendon
Chairman

August 6, 2002

The information provided in this letter represents the opinion of the Portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the Portfolio managers and may differ from those of other Portfolio managers of the firm as a whole. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 9 through 18 for a list and percentage breakdown of each of the Portfolios' holdings. Also, please note any discussion of the Portfolios' holdings is as of June 30, 2002, and is subject to change.

---------------
11 The 10-day ARMS Index is a market indicator that shows the relationship between the number of stocks that increase or decrease in price (advancing/declining issues) and the volume associated with stocks that increase or decrease in price (advancing/declining volume). Please note that an investor cannot invest directly in an index.

12 A volatility index for the Chicago Board Options Exchange known by its ticker symbol "VIX". It is calculated by taking a weighted average of the implied volatility from eight calls and puts on the S&P 100 Index. Please note that an investor cannot invest directly in an index.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- INTERMEDIATE HIGH GRADE PORTFOLIO AS OF 6/30/02 (UNAUDITED)
                                      [INTERMEDIATE HIGH GRADE PORTFOLIO LINE
                                      GRAPH]

                                                                                                         LEHMAN BROTHERS
                                                             INTERMEDIATE HIGH GRADE PORTFOLIO   GOVERNMENT/CORPORATE BOND INDEX
                                                             ---------------------------------   -------------------------------
6/92                                                                     10000.00                            10000.00
12/92                                                                    10359.00                            10497.00
12/93                                                                    11187.00                            11655.00
12/94                                                                    10846.00                            11245.00
12/95                                                                    12772.00                            13410.00
12/96                                                                    12988.00                            13798.00
12/97                                                                    14115.00                            15145.00
12/98                                                                    15073.00                            16579.00
12/99                                                                    14517.00                            16222.00
12/00                                                                    15944.00                            18144.00
12/01                                                                    17123.00                            19688.00
6/02                                                                     17693.00                            20330.00

--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- APPRECIATION PORTFOLIO AS OF 6/30/02 (UNAUDITED)
                                      [APPRECIATION PORTFOLIO LINE GRAPH]

                                                                   APPRECIATION PORTFOLIO                 S&P 500 INDEX
                                                                   ----------------------                 -------------
6/92                                                                      10000.00                           10000.00
12/92                                                                     10851.00                           10834.00
12/93                                                                     11624.00                           11923.00
12/94                                                                     11493.00                           12080.00
12/95                                                                     14808.00                           16614.00
12/96                                                                     17736.00                           20426.00
12/97                                                                     22416.00                           27240.00
12/98                                                                     26708.00                           35030.00
12/99                                                                     30212.00                           42399.00
12/00                                                                     30087.00                           38539.00
12/01                                                                     28891.00                           33962.00
6/02                                                                      26064.00                           29496.00

--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

-------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------
     Six Months Ended 6/30/02+             3.33%
     Year Ended 6/30/02                    7.76
     Five Years Ended 6/30/02              5.83
     Ten Years Ended 6/30/02               5.87
CUMULATIVE TOTAL RETURN
--------------------------------------------------
     6/30/92 through 6/30/02               76.93%
     + Total return is not annualized, as it may
     not be representative of the total return for
       the year.
-------------------------------------------------

The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in Intermediate High Grade
Portfolio on June 30, 1992
through June 30, 2002 with that
of a similar investment in the
Lehman Brothers
Government/Corporate Bond Index.
Index information is available at
month-end only; therefore, the
closest month-end to inception
date of the Portfolio has been
used. The Lehman Brothers
Government/Corporate Bond Index
is a weighted composite of the
Lehman Brothers Government Bond
Index, which is a broad-based
index of all public debt
obligations of the U.S.
government and its agencies and
has an average maturity of nine
years, and the Lehman Brothers
Corporate Bond Index, which is
comprised of all public
fixed-rate non-convertible
investment-grade domestic
corporate debt, excluding
collateralized mortgage
obligations.

-------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------
     Six Months Ended 6/30/02+           (9.79)%
     Year Ended 6/30/02                 (12.99)
     Five Years Ended 6/30/02             4.74
     Ten Years Ended 6/30/02             10.05
CUMULATIVE TOTAL RETURN
--------------------------------------------------
     6/30/92 through 6/30/02             160.64%
     + Total return is not annualized, as it may
     not be representative of the total return for
       the year.
-------------------------------------------------

The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in Appreciation Portfolio on June
30, 1992 through June 30, 2002
with that of a similar investment
in the S&P 500 Index. Index
information is available at
month-end only; therefore, the
closest month-end to inception
date of the Portfolio has been
used. The S&P 500 Index is an
unmanaged index composed of 500
widely held common stocks listed
on the New York Stock Exchange,
American Stock Exchange and
over-the-counter market.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- FUNDAMENTAL VALUE PORTFOLIO AS OF 6/30/02 (UNAUDITED)

                                      [TOTAL RETURN PORTFOLIO LINE GRAPH]

                                                                FUNDAMENTAL VALUE PORTFOLIO               S&P 500 INDEX
                                                                ---------------------------               -------------
12/3/93                                                                   10000.00                           10000.00
12/93                                                                     10300.00                           10121.00
12/94                                                                     11062.00                           10254.00
12/95                                                                     13832.00                           14103.00
12/96                                                                     17335.00                           17339.00
12/97                                                                     20254.00                           23124.00
12/98                                                                     21260.00                           29736.00
12/99                                                                     25943.00                           35991.00
12/00                                                                     31252.00                           32715.00
12/01                                                                     29607.00                           28829.00
6/02                                                                      26751.00                           25038.00

--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

-------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------
     Six Months Ended 6/30/02+             (9.64)%
     Year Ended 6/30/02                   (13.67)
     Five Years Ended 6/30/02               7.46
     12/3/93* through 6/30/02              12.16
              CUMULATIVE TOTAL RETURN
---------------------------------------------------
     12/3/93* through 6/30/02             167.51%
     + Total return is not annualized, as it may
     not be representative of the total return for
       the year.
     * Commencement of operations
-------------------------------------------------

The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in Fundamental Value Portfolio on
December 3, 1993 (commencement of
operations) through June 30, 2002
with that of a similar investment
in the S&P 500 Index. Index
information is available at
month-end only; therefore, the
closest month-end to inception
date of the Portfolio has been
used. The S&P 500 Index is an
unmanaged index composed of 500
widely held common stocks listed
on the New York Stock Exchange,
American Stock Exchange and
over-the-counter market.

 SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 2002

                       INTERMEDIATE HIGH GRADE PORTFOLIO

        FACE
       AMOUNT                                                 SECURITY                              VALUE
------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 58.1%
                                    U.S. Treasury Notes:
     $        175,000                 3.875% due 7/31/03........................................  $  178,410
              100,000                 7.875% due 11/15/04.......................................     110,853
              200,000                 6.750% due 5/15/05........................................     218,344
              150,000                 6.500% due 10/15/06.......................................     165,177
              150,000                 6.125% due 8/15/07........................................     163,538
                                    Federal Home Loan Mortgage Bank:
              300,000                 5.125% due 3/6/06.........................................     312,077
              275,000                 Debentures, 5.000% due 1/15/04............................     285,123
              650,000                 Notes, 6.875% due 9/15/10.................................     723,401
------------------------------------------------------------------------------------------------------------
                                    TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                    (Cost -- $2,023,954)........................................   2,156,923

------------------------------------------------------------------------------------------------------------
        FACE
       AMOUNT           RATING(a)                             SECURITY                              VALUE
------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 17.2%
BANKS/SAVINGS AND LOANS -- 2.9%
   100,000                A+        Wells Fargo & Co., Notes, 6.625% due 7/15/04................     106,725
------------------------------------------------------------------------------------------------------------
COMPUTERS -- 2.7%
   100,000                A+        IBM Corp., Notes, 5.400% due 10/1/08........................     101,516
------------------------------------------------------------------------------------------------------------
COSMETICS AND TOILETRIES -- 3.0%
   100,000                AA-       The Procter & Gamble Co., 6.875% due 9/15/09................     110,673
------------------------------------------------------------------------------------------------------------
FINANCE COMPANIES/CONSUMER CREDIT -- 2.8%
   100,000                BBB+      Ford Motor Credit Co., Notes, 7.600% due 8/1/05.............     105,061
------------------------------------------------------------------------------------------------------------
FOOD AND BEVERAGE -- 2.8%
   100,000                A         PepsiCo Inc., Notes, 5.700% due 11/1/08.....................     102,648
------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT -- 3.0%
   100,000                AAA       Quebec Province, Notes, 8.625% due 1/19/05..................     111,332
------------------------------------------------------------------------------------------------------------
                                    TOTAL CORPORATE BONDS AND NOTES (Cost -- $632,281)..........     637,955
------------------------------------------------------------------------------------------------------------
                                                    FACE
                                                   AMOUNT     SECURITY                              VALUE
------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 20.2%
                                    Federal National Mortgage Association (FNMA):
   215,489                            7.000% due 1/1/13.........................................     226,946
   509,200                            6.000% due 6/1/13.........................................     524,292
------------------------------------------------------------------------------------------------------------
                                    TOTAL MORTGAGE-BACKED SECURITIES (Cost -- $723,955).........     751,238
------------------------------------------------------------------------------------------------------------
                                    SUB-TOTAL INVESTMENTS (Cost -- $3,380,190)..................   3,546,116
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                       INTERMEDIATE HIGH GRADE PORTFOLIO

        FACE
       AMOUNT                                                 SECURITY                              VALUE
------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.5%
 165,$000                           J.P. Morgan Chase & Co., 1.800% due 7/1/02; Proceeds at
                                      maturity -- $165,025;
                                      (Fully collateralized by U.S. Treasury Bonds, 7.250% to
                                      13.875% due 5/15/09 to 2/15/20; Market value -- $168,301)
                                      (Cost -- $165,000)........................................  $  165,000
------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS -- 100% (Cost -- $3,545,190**)............  $3,711,116
------------------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service except for those identified by an asterisk (*) are rated by Moody's Investors Service, Inc.
 ** Aggregate cost for Federal income tax purposes is substantially the same.







    See page 19 for definition of ratings.


                       SEE NOTES TO FINANCIAL STATEMENTS.
 10

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
COMMON STOCK -- 85.7%
BASIC MATERIALS -- 8.2%
    150,700  Alcoa Inc. .................................................  $  4,995,705
     68,800  The Dow Chemical Co. .......................................     2,365,344
    138,000  E.I. du Pont de Nemours & Co. ..............................     6,127,200
    136,800  Florida East Coast Industries, Inc., Class A Shares.........     3,461,040
     31,869  Florida East Coast Industries, Inc., Class B Shares.........       758,482
    171,050  Forest City Enterprises, Inc., Class A Shares...............     5,943,987
     96,500  Nucor Corp. ................................................     6,276,360
    150,800  PPG Industries, Inc. .......................................     9,334,520
    150,400  The St. Joe Co. ............................................     4,515,008
    109,500  Weyerhaeuser Co. (a)........................................     6,991,575
---------------------------------------------------------------------------------------
                                                                             50,769,221
---------------------------------------------------------------------------------------
CABLE, MEDIA AND BROADCASTING -- 6.7%
    400,225  AOL Time Warner, Inc.*......................................     5,887,310
     42,000  Cablevision Systems Corp., New York Group, Class A Shares
             (a)*........................................................       397,320
    206,900  Comcast Corp., Class A Shares*..............................     4,932,496
     82,600  Dow Jones & Co., Inc. ......................................     4,001,970
     48,200  Gannett Co., Inc. ..........................................     3,658,380
    233,100  Liberty Media Corp., Class A Shares*........................     2,331,000
     96,300  Meredith Corp. .............................................     3,693,105
    150,400  SBS Broadcasting S.A. (a)*..................................     2,798,944
     78,500  Shaw Communications Inc. ...................................       879,200
    136,657  Viacom Inc., Class B Shares*................................     6,063,471
    342,100  The Walt Disney Co. ........................................     6,465,690
---------------------------------------------------------------------------------------
                                                                             41,108,886
---------------------------------------------------------------------------------------
CAPITAL GOODS -- 1.5%
     58,000  Dover Corp. ................................................     2,030,000
    102,731  Mettler-Toledo International Inc.*..........................     3,787,692
    122,900  Waste Management, Inc. .....................................     3,201,545
---------------------------------------------------------------------------------------
                                                                              9,019,237
---------------------------------------------------------------------------------------
CONSUMER DURABLES -- 0.8%
     28,000  HONDA MOTOR CO., LTD., Sponsored ADR........................       579,880
    164,000  Masco Corp. ................................................     4,446,040
---------------------------------------------------------------------------------------
                                                                              5,025,920
---------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 9.2%
    103,535  The Coca-Cola Co. ..........................................     5,797,960
     55,000  General Mills, Inc. ........................................     2,424,400
    303,480  The Gillette Co. ...........................................    10,278,868
    193,000  H.J. Heinz Co. .............................................     7,932,300
     38,000  Hershey Foods Corp. ........................................     2,375,000
    192,900  Kimberly-Clark Corp. .......................................    11,959,800
    109,380  PepsiCo, Inc. ..............................................     5,272,116
     68,500  The Procter & Gamble Co. ...................................     6,117,050
     89,200  Wm. Wrigley Jr. Co. ........................................     4,937,220
---------------------------------------------------------------------------------------
                                                                             57,094,714
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
CONSUMER SERVICES -- 6.3%
    179,500  Costco Wholesale Corp.*.....................................  $  6,932,290
    110,675  Fairmont Hotels & Resorts Inc. .............................     2,853,202
    137,200  First Data Corp. ...........................................     5,103,840
     75,635  The Home Depot, Inc. .......................................     2,778,074
    137,000  McDonald's Corp. ...........................................     3,897,650
     27,000  Sears, Roebuck & Co. .......................................     1,466,100
    164,000  USA Interactive (a)*........................................     3,845,800
    136,900  Walgreen Co. ...............................................     5,288,447
    123,248  Wal-Mart Stores, Inc. ......................................     6,779,872
---------------------------------------------------------------------------------------
                                                                             38,945,275
---------------------------------------------------------------------------------------
DIVERSIFIED CONGLOMERATE -- 11.2%
    117,100  3M Co. .....................................................    14,403,300
        567  Berkshire Hathaway Inc., Class A Shares*....................    37,875,600
    413,719  General Electric Co. .......................................    12,018,537
     70,000  Nasdaq-100 Index Tracking Stock*............................     1,824,900
     55,000  SONY CORP., Sponsored ADR...................................     2,920,500
---------------------------------------------------------------------------------------
                                                                             69,042,837
---------------------------------------------------------------------------------------
ENERGY AND UTILITIES -- 12.4%
     96,000  Allegheny Energy, Inc. .....................................     2,472,000
     55,000  Ameren Corp. ...............................................     2,365,550
     82,500  American Electric Power Co., Inc. ..........................     3,301,650
    207,000  American Power Conversion Corp.*............................     2,614,410
     96,100  BP PLC, Sponsored ADR.......................................     4,852,089
     68,500  Canadian Natural Resources Ltd. ............................     2,346,125
     27,500  CH Energy Group, Inc. (a)...................................     1,354,375
    165,600  ChevronTexaco Corp. ........................................    14,655,600
    136,800  Conoco Inc., Class A Shares.................................     3,803,040
    344,582  Encana Corp. ...............................................    10,544,209
    344,718  Exxon Mobil Corp. ..........................................    14,105,861
    561,300  Parker Drilling Co.*........................................     1,835,451
     27,500  Phillips Petroleum Co. .....................................     1,619,200
    109,500  PPL Corp. ..................................................     3,622,260
     55,400  Schlumberger Ltd. ..........................................     2,576,100
    110,500  Suncor Energy, Inc. ........................................     1,973,530
     48,100  TXU Corp. ..................................................     2,479,555
---------------------------------------------------------------------------------------
                                                                             76,521,005
---------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 8.2%
    123,395  American International Group, Inc. .........................     8,419,241
    124,100  The Chubb Corp. ............................................     8,786,280
     55,000  H&R Block, Inc. ............................................     2,538,250
     82,700  Merrill Lynch & Co., Inc. ..................................     3,349,350
    137,500  Old Republic International Corp. ...........................     4,331,250
    400,000  The St. Paul Cos., Inc. ....................................    15,568,000
    124,700  Wells Fargo & Co. ..........................................     6,242,482
     28,000  Zions Bancorporation........................................     1,458,800
---------------------------------------------------------------------------------------
                                                                             50,693,653
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 12

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
HEALTHCARE -- 7.2%
     68,650  Amgen Inc.*.................................................  $  2,875,062
     97,510  Bristol-Myers Squibb Co. ...................................     2,506,007
     27,377  Eli Lilly & Co. ............................................     1,544,063
    138,000  Genentech, Inc.*............................................     4,623,000
     41,000  HCA Inc. ...................................................     1,947,500
     27,500  IDEC Pharmaceuticals Corp. (a)*.............................       974,875
    102,808  Johnson & Johnson...........................................     5,372,746
     27,500  Martek Biosciences Corp.*...................................       575,300
    136,660  Merck & Co., Inc. ..........................................     6,920,462
     27,500  Novartis AG.................................................     1,205,325
    345,136  Pfizer Inc. ................................................    12,079,760
     22,000  Telik, Inc. (a)*............................................       275,000
     15,345  Versicor, Inc.*.............................................       206,390
     68,975  Wyeth.......................................................     3,531,520
---------------------------------------------------------------------------------------
                                                                             44,637,010
---------------------------------------------------------------------------------------
TECHNOLOGY -- 9.4%
    141,962  Agere Systems Inc., Class A Shares*.........................       198,747
     56,351  Agere Systems Inc., Class B Shares*.........................        84,526
     34,500  Applied Materials, Inc.*....................................       656,190
    123,000  AVX Corp. ..................................................     2,008,590
     69,000  BMC Software, Inc.*.........................................     1,145,400
    273,450  Cisco Systems, Inc.*........................................     3,814,627
    384,126  Corning Inc. (a)*...........................................     1,363,647
    178,000  EMC Corp.*..................................................     1,343,900
     69,000  Hewlett-Packard Co. ........................................     1,054,320
    276,029  Intel Corp. ................................................     5,043,050
     41,350  International Business Machines Corp. ......................     2,977,200
    207,000  JDS Uniphase Corp.*.........................................       552,690
    345,000  Maxtor Corp.*...............................................     1,559,400
    279,368  Microsoft Corp.*............................................    15,281,430
    157,000  Micromuse Inc.*.............................................       728,480
    164,000  Molex Inc. .................................................     4,498,520
    179,000  Oracle Corp.*...............................................     1,695,130
     48,000  ScanSoft, Inc. (a)*.........................................       355,200
    276,000  Sun Microsystems, Inc.*.....................................     1,382,760
    205,000  Sybase, Inc.*...............................................     2,162,750
    178,100  Texas Instruments Inc. .....................................     4,220,970
     55,000  VERITAS Software Corp.*.....................................     1,088,450
    165,500  Vishay Intertechnology, Inc. (a)*...........................     3,641,000
    289,000  Western Digital Corp.*......................................       939,250
---------------------------------------------------------------------------------------
                                                                             57,796,227
---------------------------------------------------------------------------------------
TELECOMMUNICATION -- 1.8%
     42,000  Nokia Oyj...................................................       608,160
    344,976  SBC Communications Inc. ....................................    10,521,768
---------------------------------------------------------------------------------------
                                                                             11,129,928
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
TRANSPORTATION -- 2.8%
    123,000  Burlington Northern Santa Fe Corp. .........................  $  3,690,000
    164,350  CP Railway Ltd. ............................................     4,029,862
    155,100  United Parcel Service, Inc., Class B Shares (a).............     9,577,425
---------------------------------------------------------------------------------------
                                                                             17,297,287
---------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $500,908,539)...................   529,081,200
---------------------------------------------------------------------------------------
   FACE
  AMOUNT                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
CORPORATE BONDS -- 0.0%
FINANCIAL SERVICES -- 0.0%
$    40,000  Pemex Finance Ltd., Notes, 9.030% due 2/15/11
             (Cost -- $42,362)...........................................        44,349
---------------------------------------------------------------------------------------
             SUB-TOTAL INVESTMENTS (Cost -- $500,950,901)................   529,125,549
---------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 14.3%
 87,931,000  Morgan Stanley, 1.860% due 7/1/02; Proceeds at
               maturity -- $87,944,629;
               (Fully collateralized by U.S. Treasury Inflation-Indexed
               Notes and Strips, 3.875% to 11.250% due 1/15/09 to
               5/15/21; Market value -- $90,207,743)
               (Cost -- $87,931,000).....................................    87,931,000
---------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $588,881,901**)..........  $617,056,549
---------------------------------------------------------------------------------------

(a) All or a portion of this security is on loan (See Note 12).
 *  Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 14

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                          FUNDAMENTAL VALUE PORTFOLIO

       SHARES                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
COMMON STOCK -- 77.2%
BASIC MATERIALS -- 10.3%
         278,500        Alcoa Inc. .................................................  $  9,232,275
         330,750        Archer-Daniels-Midland Co. .................................     4,230,293
         350,000        Brush Engineered Materials Inc. (a).........................     4,340,000
         175,500        The Dow Chemical Co. .......................................     6,033,690
         237,800        IMC Global Inc. ............................................     2,972,500
         136,900        Kaiser Aluminum Corp. (a)(b)................................        13,690
          58,000        Newell Rubbermaid Inc. .....................................     2,033,480
         200,000        Ocean Energy Inc. ..........................................     4,334,000
         135,000        Pall Corp. .................................................     2,801,250
          95,000        Rohm and Haas Co. ..........................................     3,846,550
         180,000        RTI International Metals, Inc. (a)..........................     2,187,000
         242,000        Smurfit-Stone Container Corp. (a)...........................     3,731,640
         145,700        Weyerhaeuser Co. (b)........................................     9,302,945
--------------------------------------------------------------------------------------------------
                                                                                        55,059,313
--------------------------------------------------------------------------------------------------
CABLE TELEVISION -- 1.1%
         162,000        Cablevision Systems Corp., New York Group, Class A Shares
                        (a)(b)......................................................     1,532,520
          85,000        Comcast Corp., Class A Shares (a)...........................     2,026,400
         173,000        Metro-Goldwyn-Mayer Inc. (a)................................     2,024,100
--------------------------------------------------------------------------------------------------
                                                                                         5,583,020
--------------------------------------------------------------------------------------------------
CAPITAL GOODS -- 3.2%
          26,000        Caterpillar Inc. ...........................................     1,272,700
          64,000        Deere & Co. ................................................     3,065,600
         174,000        Delphi Automotive Systems Corp. ............................     2,296,800
         310,000        Fleetwood Enterprises, Inc. (a)(b)..........................     2,697,000
         175,000        Honeywell International Inc. ...............................     6,165,250
          39,000        PACCAR Inc. (b).............................................     1,731,210
--------------------------------------------------------------------------------------------------
                                                                                        17,228,560
--------------------------------------------------------------------------------------------------
COMMUNICATION SERVICES -- 6.1%
         445,000        3Com Corp. (a)..............................................     1,958,000
         146,000        Corning Inc. ...............................................       518,300
       1,136,900        Ericsson (LM), Sponsored ADR................................     1,637,136
         523,000        Liberty Media Corp., Class A Shares (a).....................     5,230,000
          35,000        Mobile Telesystems, Sponsored ADR...........................     1,060,150
         200,000        The News Corp., Ltd., Sponsored ADR (b).....................     4,586,000
         285,000        Nippon Telegraph & Telephone Corp., Sponsored ADR...........     5,868,150
         250,000        Nokia Oyj, Sponsored ADR....................................     3,620,000
         760,000        Qwest Communications International Inc. (a).................     2,128,000
         111,500        Verizon Communications Inc. ................................     4,476,725
          90,000        Vodafone Group PLC, Sponsored ADR (b).......................     1,228,500
--------------------------------------------------------------------------------------------------
                                                                                        32,310,961
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                          FUNDAMENTAL VALUE PORTFOLIO

       SHARES                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 6.6%
         350,000        Carnival Corp. .............................................  $  9,691,500
          30,000        Federated Department Stores, Inc. (a).......................     1,191,000
         300,000        Hasbro, Inc. ...............................................     4,068,000
         250,000        Mattel, Inc. ...............................................     5,270,000
         125,000        Royal Caribbean Cruises Ltd. (b)............................     2,437,500
         402,500        Toys "R" Us, Inc. (a).......................................     7,031,675
         300,000        The Walt Disney Co. ........................................     5,670,000
--------------------------------------------------------------------------------------------------
                                                                                        35,359,675
--------------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 1.5%
         138,700        Republic Services, Inc. (a).................................     2,645,009
         200,000        Waste Management, Inc. .....................................     5,210,000
--------------------------------------------------------------------------------------------------
                                                                                         7,855,009
--------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 3.3%
         175,000        Callaway Golf Co. ..........................................     2,772,000
         275,000        McDonald's Corp. ...........................................     7,823,750
         144,500        PepsiCo, Inc. ..............................................     6,964,900
--------------------------------------------------------------------------------------------------
                                                                                        17,560,650
--------------------------------------------------------------------------------------------------
ENERGY -- 8.8%
         100,000        Anadarko Petroleum Corp. ...................................     4,930,000
         275,000        BJ Services Co. (a)(b)(c)...................................     9,317,000
          86,100        ChevronTexaco Corp. ........................................     7,619,850
         296,000        El Paso Corp. ..............................................     6,100,560
         254,100        GlobalSantaFe Corp. ........................................     6,949,635
          30,000        Murphy Oil Corp. ...........................................     2,475,000
         132,500        Transocean Sedco Forex Inc. ................................     4,127,375
         300,000        Varco International, Inc. (a)(b)(c).........................     5,262,000
--------------------------------------------------------------------------------------------------
                                                                                        46,781,420
--------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 14.9%
         167,800        The Allstate Corp. .........................................     6,205,244
          99,400        Ambac Financial Group, Inc. (b).............................     6,679,680
         150,000        American Express Co. .......................................     5,448,000
         180,600        The Bank of New York Co., Inc. .............................     6,095,250
         200,000        Bank One Corp. .............................................     7,696,000
          70,000        The Chubb Corp. ............................................     4,956,000
         202,400        Countrywide Credit Industries, Inc. (b).....................     9,765,800
         100,000        J.P. Morgan Chase & Co. ....................................     3,392,000
         185,050        MBIA, Inc. .................................................    10,460,876
             100        Mellon Financial Corp. .....................................         3,143
         135,500        MGIC Investment Corp. ......................................     9,186,900
         200,000        Radian Group Inc. ..........................................     9,770,000
--------------------------------------------------------------------------------------------------
                                                                                        79,658,893
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 16

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                          FUNDAMENTAL VALUE PORTFOLIO

       SHARES                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
HEALTHCARE -- 9.6%
          67,300        Abbott Laboratories.........................................  $  2,533,845
         256,200        Aphton Corp. (a)(b).........................................     1,921,500
         124,400        Bentley Pharmaceuticals, Inc. (a)...........................     1,443,040
         150,000        Bristol-Myers Squibb Co. ...................................     3,855,000
         400,000        Elan Corp. PLC, Sponsored ADR (a)(b)........................     2,188,000
         129,675        Enzo Biochem, Inc. (a)(b)...................................     1,858,243
         300,000        Health Net Inc. (a).........................................     8,031,000
          35,000        ICN Pharmaceuticals, Inc. (b)...............................       847,350
          50,000        Johnson & Johnson...........................................     2,613,000
         200,000        McKesson Corp. (b)..........................................     6,540,000
          35,000        Pharmacia Corp. ............................................     1,310,750
         275,000        Schering-Plough Corp. ......................................     6,765,000
         125,000        UnitedHealth Group Inc. (b).................................    11,443,750
--------------------------------------------------------------------------------------------------
                                                                                        51,350,478
--------------------------------------------------------------------------------------------------
PHOTO EQUIPMENT AND SUPPLIES -- 0.5%
          85,000        Eastman Kodak Co. (b).......................................     2,479,450
--------------------------------------------------------------------------------------------------
REAL ESTATE -- 0.8%
          50,000        Marriott International, Inc., Class A Shares................     1,902,500
          80,600        The St. Joe Co. ............................................     2,419,612
--------------------------------------------------------------------------------------------------
                                                                                         4,322,112
--------------------------------------------------------------------------------------------------
TECHNOLOGY -- 10.5%
         150,000        Adobe Systems Inc. .........................................     4,275,000
       1,113,032        Agere Systems Inc., Class A Shares (a)......................     1,558,245
         319,855        Agere Systems Inc., Class B Shares (a)......................       479,782
         175,000        Agilent Technologies, Inc. (a)..............................     4,138,750
          64,000        Electronic Data Systems Corp. (b)...........................     2,377,600
         100,000        Electronics for Imaging, Inc. (a)...........................     1,591,000
          50,000        Emerson Electric Co. .......................................     2,675,500
         160,000        Flextronics International Ltd. (a)..........................     1,140,800
         175,000        Hewlett-Packard Co. (b).....................................     2,674,000
         253,000        Intel Corp. ................................................     4,622,310
          70,000        Lattice Semiconductor Corp. (a).............................       611,800
         200,000        LSI Logic Corp. (a).........................................     1,750,000
       1,209,000        Lucent Technologies Inc. (a)(b).............................     2,006,940
         200,000        Maxtor Corp. (a)............................................       904,000
         556,000        Micromuse Inc. (a)..........................................     2,579,840
         292,500        Motorola, Inc. .............................................     4,217,850
         125,000        Raytheon Co., Class B Shares................................     5,093,750
         485,000        RealNetworks, Inc. (a)......................................     1,973,950
          25,000        S1 Corp. (a)................................................       184,750
         800,000        Solectron Corp. (a)(b)......................................     4,920,000
          80,000        Symantec Corp. (a)(b).......................................     2,628,000
         162,900        Texas Instruments Inc. .....................................     3,860,730
--------------------------------------------------------------------------------------------------
                                                                                        56,264,597
--------------------------------------------------------------------------------------------------
                        TOTAL COMMON STOCK (Cost -- $397,826,070)...................   411,814,138
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                          FUNDAMENTAL VALUE PORTFOLIO

       SHARES                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 1.4%
         417,734        Solectron Corp., Exchangeable 7.250% (Cost -- $8,184,016)...  $  7,460,729
--------------------------------------------------------------------------------------------------
FOREIGN STOCK -- 1.4%
         130,000        Rio Tinto PLC...............................................     2,384,401
         100,000        SONY CORP. .................................................     5,280,941
--------------------------------------------------------------------------------------------------
                        TOTAL FOREIGN STOCK (Cost -- $6,984,405)....................     7,665,342
--------------------------------------------------------------------------------------------------
                                                                         OPTIONS PURCHASED -- 0.0%
           1,000        BJ Services Co., Put @ $32.50, Expires 7/20/02..............        95,000
             500        Varco International, Inc., Put @ $17.50, Expires 8/17/02....        58,750
--------------------------------------------------------------------------------------------------
                        TOTAL OPTIONS PURCHASED (Cost -- $328,860)..................       153,750
--------------------------------------------------------------------------------------------------
                        SUB-TOTAL INVESTMENTS (Cost -- $413,323,351)................   427,093,959
--------------------------------------------------------------------------------------------------
      FACE
     AMOUNT                                    SECURITY                                VALUE
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 20.0%
    $106,870,000        Morgan Stanley, 1.860% due 7/1/02; Proceeds at
                          maturity -- $106,886,565;
                          (Fully collateralized by U.S. Treasury Inflation-Indexed
                          Notes and Strips, 3.875% to 11.250% due 1/15/09 to
                          5/15/21; Market value -- $109,637,119)
                          (Cost -- $106,870,000)....................................   106,870,000
--------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $520,193,351**)..........  $533,963,959
--------------------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) All or a portion of this security is on loan (See Note 12).
(c) This security is segregated for open purchased put option contracts.
** Aggregate cost for Federal income tax purposes is substantially the same.

 SCHEDULES OF OPTIONS WRITTEN (UNAUDITED)                          JUNE 30, 2002

                                                                                              STRIKE
      CONTRACTS                                                                  EXPIRATION   PRICE       VALUE
-------------------------------------------------------------------------------------------------------------------
           1,000        BJ Services Co. .......................................   7/20/02     $40.00      $(25,000)
             500        Varco Invernational, Inc. .............................   8/27/02     22.50         (7,500)
-------------------------------------------------------------------------------------------------------------------
                        TOTAL OPTIONS WRITTEN (Premiums received --
                        $298,211)..............................................                           $(32,500)
-------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 18

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA          --   Bonds rated "AAA" have the highest rating assigned by
                  Standard & Poor's. Capacity to pay interest and repay
                  principal is extremely strong.
AA           --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A            --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                  economic conditions than bonds in higher rated categories.
BB, B,       --   Bonds rated BB, B, CCC, CC and C are regarded, on balance,
CCC,              as predominantly speculative with respect to the issuer's
CC and C          capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest
                  degree of speculation and C the highest degree of
                  speculation. While such bonds will likely have some quality and protective characteristics, these are outweighted by
                  large uncertainties or major risk exposures to adverse
                  conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Ba" where 1 is the highest and 3 the lowest rating within its generic category.
Aaa          --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                  generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
                  and principal is secure. While the various protective
                  elements are likely to change, such changes as can be
                  visualized are most unlikely to impair the fundamentally
                  strong position of such issues.
Aa           --   Bonds rated "Aa" are judged to be of high quality by all
                  standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
                  lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
                  protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
                  appear somewhat larger than in "Aaa" securities.
A            --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                  Factors giving security to principal and interest are
                  considered adequate but elements may be present which
                  suggest a susceptibility to impairment some time in the
                  future.
Baa          --   Bonds rated "Baa" are considered to be medium grade
                  obligations, i.e., they are neither highly protected nor
                  poorly secured. Interest payments and principal security
                  appear adequate for the present but certain protective
                  elements may be lacking or may be characteristically
                  unreliable over any great length of time. Such bonds lack
                  outstanding investment characteristics and in fact have
                  speculative characteristics as well.
Ba           --   Bonds rated "Ba" are judged to have speculative elements:
                  their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                  moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
                  characterizes bonds in this class.

NR           --   Indicates that the bond is not rated by Standard & Poor's or
                  Moody's.

 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                  JUNE 30, 2002

                                                              INTERMEDIATE                  FUNDAMENTAL
                                                               HIGH GRADE    APPRECIATION      VALUE
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost......................................   $3,380,190    $500,950,901   $413,323,351
  Repurchase agreements, at cost............................      165,000      87,931,000    106,870,000
--------------------------------------------------------------------------------------------------------
  Investments, at value.....................................   $3,546,116    $529,125,549   $427,093,959
  Repurchase agreements, at value...........................      165,000      87,931,000    106,870,000
  Cash......................................................          511             800             --
  Collateral for securities on loan (Note 12)...............           --       7,713,378     36,416,763
  Receivable for Fund shares sold...........................           --         251,151        331,560
  Dividends and interest receivable.........................       53,630         672,794        407,886
--------------------------------------------------------------------------------------------------------
  TOTAL ASSETS..............................................    3,765,257     625,694,672    571,120,168
--------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for Fund shares purchased.........................        5,790       1,354,449         79,407
  Investment advisory fee payable...........................        1,221         285,819        359,710
  Administration fee payable................................          611         103,891         91,728
  Payable for securities on loan (Note 12)..................           --       7,713,378     36,416,763
  Written options, at value (Premiums
     received -- $298,211)..................................           --              --         32,500
  Accrued expenses..........................................        6,215          66,330         21,256
--------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................       13,837       9,523,867     37,001,364
--------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................   $3,751,420    $616,170,805   $534,118,804
--------------------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest................   $      378    $     31,531   $     30,976
  Capital paid in excess of par value.......................    3,980,507     614,446,287    513,789,657
  Undistributed net investment income.......................      337,293       7,158,494      3,692,084
  Accumulated net realized gain (loss) from security
     transactions, futures contracts and options............     (732,684)    (33,640,476)     2,569,768
  Net unrealized appreciation of investments and options....      165,926      28,174,969     14,036,319
--------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................   $3,751,420    $616,170,805   $534,118,804
--------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING..........................................      377,703      31,531,094     30,975,762
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE..................................        $9.93          $19.54         $17.24
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX MONTHS ENDED JUNE 30, 2002

                                                               INTERMEDIATE                    FUNDAMENTAL
                                                                HIGH GRADE     APPRECIATION       VALUE
                                                                PORTFOLIO       PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest.................................................      $107,752      $    833,302    $    788,145
  Dividends................................................            --         3,680,176       2,582,479
  Less: Foreign withholding tax............................            --           (18,477)        (45,197)
-----------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME..................................       107,752         4,495,001       3,325,427
-----------------------------------------------------------------------------------------------------------
EXPENSES:
  Shareholder and system servicing fees....................         8,783             9,035           8,623
  Audit and legal..........................................         8,252             9,242           8,973
  Investment advisory fee (Note 3).........................         8,122         1,739,308       1,443,462
  Administration fee (Note 3)..............................         4,061           632,476         524,895
  Custody..................................................         2,220            15,062          10,976
  Trustees' fees...........................................         1,384             7,347           5,803
  Shareholder communications...............................           116            17,582          11,913
  Other....................................................         2,183             1,927             210
-----------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES...........................................        35,121         2,431,979       2,014,855
-----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME......................................        72,631         2,063,022       1,310,572
-----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN
CURRENCIES, FUTURES CONTRACTS AND OPTIONS (NOTES 4, 5 AND
6):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
       securities).........................................        16,643        (5,805,331)     (5,171,317)
     Foreign currency transactions.........................            --               263          (9,069)
     Futures contracts.....................................            --          (925,404)             --
     Options written.......................................            --                --        (161,642)
-----------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS).................................        16,643        (6,730,472)     (5,342,028)
-----------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments and
  Options:
     Beginning of period...................................       125,815        89,964,429      66,056,832
     End of period.........................................       165,926        28,174,969      14,036,319
-----------------------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION....................        40,111       (61,789,460)    (52,020,513)
-----------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCIES, FUTURES
  CONTRACTS AND OPTIONS....................................        56,754       (68,519,932)    (57,362,541)
-----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS..........      $129,385      $(66,456,910)   $(56,051,969)
-----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)   FOR THE SIX MONTHS ENDED JUNE
30, 2002

                                                              INTERMEDIATE                  FUNDAMENTAL
                                                               HIGH GRADE    APPRECIATION      VALUE
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $    72,631    $  2,063,022   $  1,310,572
  Net realized gain (loss)..................................       16,643      (6,730,472)    (5,342,028)
  Change in net unrealized appreciation.....................       40,111     (61,789,460)   (52,020,513)
--------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........      129,385     (66,456,910)   (56,051,969)
--------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 15):
  Net proceeds from sale of shares..........................      139,568      62,789,827    125,169,346
  Cost of shares reacquired.................................   (1,088,729)    (18,593,446)    (8,413,810)
--------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................     (949,161)     44,196,381    116,755,536
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................     (819,776)    (22,260,529)    60,703,567
NET ASSETS:
  Beginning of period.......................................    4,571,196     638,431,334    473,415,237
--------------------------------------------------------------------------------------------------------
  END OF PERIOD*............................................  $ 3,751,420    $616,170,805   $534,118,804
--------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........     $337,293      $7,158,494     $3,692,084
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS        FOR THE YEAR ENDED DECEMBER 31, 2001

                                                              INTERMEDIATE                  FUNDAMENTAL
                                                               HIGH GRADE    APPRECIATION      VALUE
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   259,021    $  5,098,509   $  2,479,192
  Net realized gain (loss)..................................       80,921     (15,040,596)     8,765,679
  Increase (decrease) in net unrealized appreciation........       67,001     (15,897,171)   (29,712,958)
--------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........      406,943     (25,839,258)   (18,468,087)
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................     (418,417)     (6,937,257)    (2,642,014)
  Net realized gains........................................           --              --    (39,009,933)
--------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (418,417)     (6,937,257)   (41,651,947)
--------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 15):
  Net proceeds from sale of shares..........................      338,779      73,256,287    158,044,483
  Net asset value of shares issued for reinvestment of
     dividends..............................................      418,417       6,937,257     41,651,947
  Net asset of shares issued in connections with the
     transfer of CitiSelect VIP Folio 200 Conservative and
     CitiSelect VIP Folio 300 Balanced (Note 14)............           --      19,975,331             --
  Cost of shares reacquired.................................   (2,732,944)    (39,462,979)   (24,008,885)
--------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................   (1,975,748)     60,705,896    175,687,545
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................   (1,987,222)     27,929,381    115,567,511
NET ASSETS:
  Beginning of year.........................................    6,558,418     610,501,953    357,847,726
--------------------------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $ 4,571,196    $638,431,334   $473,415,237
--------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........     $264,662      $5,095,209     $2,390,581
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Intermediate High Grade, Fundamental Value and Appreciation Portfolios ("Portfolios") are separate investment portfolios of the Greenwich Street Series Fund ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Shares of the Fund can be acquired through investing in an individual flexible premium deferred combination fixed and variable annuity contract or a certificate evidencing interest in a master group flexible premium deferred annuity offered by certain insurance companies. The Fund offers seven other managed investment portfolios: Salomon Brothers Variable Money Market Fund, formerly known as Money Market Portfolio, Diversified Strategic Income Portfolio, Salomon Brothers Variable All Cap Value Fund, Equity Index Portfolio, Salomon Brothers Variable Growth & Income Fund, Salomon Brothers Variable Emerging Growth Fund, and Salomon Brothers Variable International Equity Fund. The financial statements and financial highlights for the other portfolios are presented in a separate shareholder report.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between the bid and the ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date;
(h) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise tax; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2001, reclassifications were made to the capital accounts of the Intermediate High Grade and Fundamental Value Portfolios, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Intermediate High Grade Portfolio to amortize premium and accrete all discounts on all fixed-income securities. The Intermediate High Grade Portfolio adopted this requirement effective January 1, 2001. This change does not affect the Intermediate High Grade Portfolio's net asset value, but does change the classification of certain amounts in the statement of operations. For the six months ended June 30, 2002, interest income decreased by $10,355, net realized gain increased by $6,116 and the change in net unrealized appreciation of investments increased by $4,239.

     2.  DIVIDENDS

     The Portfolios declare and distribute dividends from net investment income annually. Net realized capital gains, if any, are also declared and distributed annually.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     3. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

     The Fund, on behalf of the Portfolios, has entered into an investment advisory agreement ("Advisory Agreement") with Smith Barney Fund Management LLC ("SBFM"). SBFM is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a wholly-owned subsidiary of Citigroup Inc. ("Citigroup"). Under the Advisory Agreement, the Intermediate High Grade, Appreciation and Fundamental Value Portfolios each pay an investment advisory fee calculated at the annual rates of 0.40%, 0.55% and 0.55%, respectively, of the value of their average daily net assets. These fees are calculated daily and paid monthly.

     The Fund, on behalf of the Portfolios, has entered into an administration agreement with SBFM. Under the agreement, each Portfolio pays an administration fee calculated at the annual rate of 0.20% of the value of their average daily net assets. These fees are calculated daily and paid monthly.

     For the six months ended June 30, 2002, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, received brokerage commissions of $9,635.

     Travelers Bank & Trust, fsb. ("TB&T"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. For the six months ended June 30, 2002, each Portfolio paid transfer agent fees of $2,500 to TB&T.

     No officer, Director or employee of Citigroup or its affiliates receives any compensation from the Fund for serving as a Trustee or officer of the Fund.

     All officers and one Director of the Fund are employees of Citigroup or its affiliates.

     4.  INVESTMENTS

     During the six months ended June 30, 2002, the aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                         PORTFOLIO                             PURCHASES        SALES
-----------------------------------------------------------------------------------------
Intermediate High Grade.....................................  $    262,647   $  1,100,412
Appreciation................................................   254,277,502    205,925,336
Fundamental Value...........................................   107,019,703     46,916,548
-----------------------------------------------------------------------------------------

     At June 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                                           NET UNREALIZED
                         PORTFOLIO                           APPRECIATION   DEPRECIATION    APPRECIATION
---------------------------------------------------------------------------------------------------------
Intermediate High Grade....................................  $   166,731    $      (805)    $   165,926
Appreciation...............................................   64,875,293    (36,700,645)     28,174,648
Fundamental Value..........................................   80,286,901    (66,516,293)     13,770,608
---------------------------------------------------------------------------------------------------------

     5.  FUTURES CONTRACTS

     The Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At June 30, 2002, the Portfolios did not hold any futures contracts.

     6.  OPTION CONTRACTS

     The Intermediate High Grade and Fundamental Value Portfolios may from time to time enter into options contracts.

     Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are "marked to market" daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

     At June 30, 2002, the Fundamental Value Portfolio held purchased put option contracts with a total cost of $328,860. The Intermediate High Grade Portfolio did not hold any purchased call or put option contracts.

     When a Portfolio writes a call option or a put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

     The following covered written call option transactions occurred in the Fundamental Value Portfolio during the six months ended June 30, 2002:

                                                              NUMBER OF
                                                              CONTRACTS      PREMIUMS
-----------------------------------------------------------------------------------------
Options written, outstanding at December 31, 2001...........        --       $       0
Options written.............................................     5,115         660,493
Options cancelled in closing purchase transactions..........    (3,260)       (334,593)
Options expired.............................................      (355)        (27,689)
-----------------------------------------------------------------------------------------
Options written, outstanding at June 30, 2002...............     1,500       $ 298,211
-----------------------------------------------------------------------------------------

     During the six months ended June 30, 2002, the Intermediate High Grade Portfolio did not enter into any written call or put option contracts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     7.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     8.  REVERSE REPURCHASE AGREEMENTS

     The Intermediate High Grade Portfolio may enter into reverse repurchase agreements.

     A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade obligations equal in value to its obligations with respect to the reverse repurchase agreements.

     During the six months ended June 30, 2002, the Portfolio did not enter into any reverse repurchase agreements.

     9.  SECURITIES TRADED ON A WHEN-ISSUED OR TO-BE-ANNOUNCED BASIS

     The Intermediate High Grade and Fundamental Value Portfolios may from time to time purchase securities on a when-issued or to-be-announced ("TBA") basis.

     In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At June 30, 2002, the Portfolios did not hold any TBA securities.

     10.  MORTGAGE ROLL TRANSACTIONS

     The Intermediate High Grade Portfolio has the ability to participate in mortgage roll transactions.

     A mortgage roll transaction involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds of the sale and the income from these investments will be invested, together with any additional income from the Portfolio, in securities exceeding the yield on the securities sold.

     At June 30, 2002, the Portfolio did not have any open mortgage roll transactions.

     11.  SHORT SALES AGAINST THE BOX

     The Fundamental Value Portfolio has the ability to engage in short sales against the box.

     A short sale against the box is a short sale of common stock such that, when the short position is open, the Portfolio involved owns an equal amount of the stock or preferred stock or debt securities, convertible or exchangeable, without payment of further consideration, into an equal number of shares of common stock sold short. The proceeds of the sale will be held by the broker until the settlement date, when the Portfolio delivers the stock or the convertible or exchangeable securities to close out its short position. Although prior to delivery a Portfolio will have to pay an amount equal to any dividends paid on the common stock sold short, the Portfolio will receive the dividends from the stock or, the preferred stock or the interest from the convertible or exchangeable debt securities plus a portion of the interest earned from the proceeds of the short sale. The Portfolio will deposit, in a segregated account with the Fund's custodian, the common stock or convertible preferred stock or debt securities in connection with short sales against the box.

     At June 30, 2002, the Portfolio did not have any open short sale transactions.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     12.  LENDING OF SECURITIES
     The Portfolios have an agreement with the custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations, and receive a lenders fee. Fees earned by the Portfolios on securities lending are recorded in interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

     At June 30, 2002, the Appreciation and Fundamental Value Portfolios loaned common stocks having a value of $7,713,378 and $36,416,763, respectively, and received cash collateral amounting to $8,020,004 and $38,747,748, respectively, which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio.

     Income earned by the Appreciation and Fundamental Value Portfolios from securities loaned for the six months ended June 30, 2002 were $11,094 and $18,526, respectively.

     At June 30, 2002, the Intermediate High Grade Portfolio did not have any securities on loan.

     13.  CAPITAL LOSS CARRYFORWARDS
     At December 31, 2001, the Intermediate High Grade and Appreciation Portfolios had, for Federal income tax purposes, capital loss carryforwards of approximately $749,000 and $22,077,000, respectively, available to offset future realized gains. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                                            2002      2004     2005      2006       2007        2008         2009
---------------------------------------------------------------------------------------------------------------------
Intermediate High Grade Portfolio.......  $259,000   $5,000   $25,000   $84,000   $110,000   $  266,000            --
Appreciation Portfolio..................        --       --        --        --         --    7,978,000   $14,099,000
---------------------------------------------------------------------------------------------------------------------

     14.  TRANSFER OF NET ASSETS
     On April 20, 2001, the Appreciation Portfolio acquired the assets and liabilities of the CitiSelect VIP Folio 200 Conservative and 300 Balanced Portfolios ("CitiSelect Portfolios") pursuant to a plan or reorganization approved by the CitiSelect Portfolios' shareholders. Total shares issued by the Appreciation Portfolio, the total net assets of the CitiSelect Portfolios and the total net assets of the Appreciation Portfolio on the date of the transfer are as follows:

                                                                       TOTAL NET ASSETS
                                              SHARES ISSUED BY THE     OF THE CITISELECT    TOTAL NET ASSETS OF THE
ACQUIRED PORTFOLIOS                          APPRECIATION PORTFOLIO       PORTFOLIOS        APPRECIATION PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
CitiSelect VIP Folio 200 Conservative....           379,246               $ 8,605,094            $610,126,655
CitiSelect VIP Folio 300 Balanced........           501,112                11,370,237             610,126,655
-------------------------------------------------------------------------------------------------------------------

     Total net assets of the Appreciation Portfolio immediately after the transfer were $630,101,986. The transaction was structured to qualify as a taxable reorganization under the Internal Revenue Code of 1986, as amended.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     15.  SHARES OF BENEFICIAL INTEREST
     At June 30, 2002, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. Transactions in shares for each Portfolio were as follows:

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2002     DECEMBER 31, 2001
--------------------------------------------------------------------------------------------------
INTERMEDIATE HIGH GRADE PORTFOLIO
Shares sold.................................................        14,344              35,148
Shares issued on reinvestment...............................            --              44,843
Shares reacquired...........................................      (112,284)           (277,727)
--------------------------------------------------------------------------------------------------
Net Decrease................................................       (97,940)           (197,736)
--------------------------------------------------------------------------------------------------
APPRECIATION PORTFOLIO
Shares sold.................................................     2,964,850           3,358,348
Shares issued on reinvestment...............................            --             318,515
Net asset value of shares issued in connection with the
  transfer of CitiSelect VIP Folio 200 Conservative and
  CitiSelect VIP Folio 300 Balanced (Note 14)...............            --             880,358
Shares reacquired...........................................      (904,559)         (1,845,708)
--------------------------------------------------------------------------------------------------
Net Increase................................................     2,060,291           2,711,513
--------------------------------------------------------------------------------------------------
FUNDAMENTAL VALUE PORTFOLIO
Shares sold.................................................     6,632,453           7,972,119
Shares issued on reinvestment...............................            --           2,144,797
Shares reacquired...........................................      (465,512)         (1,175,717)
--------------------------------------------------------------------------------------------------
Net Increase................................................     6,166,941           8,941,199
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

INTERMEDIATE HIGH GRADE PORTFOLIO        2002(1)(2)        2001(2)        2000(2)         1999         1998(2)         1997
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................          $9.61            $9.74          $9.69        $10.90        $10.89         $10.70
-----------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3).........           0.17             0.46           0.54          0.77          0.65           0.72
  Net realized and unrealized
     gain (loss)(3)................           0.15             0.23           0.35         (1.17)         0.07           0.21
-----------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations.......................           0.32             0.69           0.89         (0.40)         0.72           0.93
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income............             --            (0.82)         (0.84)        (0.81)        (0.71)         (0.74)
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions................             --            (0.82)         (0.84)        (0.81)        (0.71)         (0.74)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....          $9.93            $9.61          $9.74         $9.69        $10.90         $10.89
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.......................           3.33%++          7.39%          9.83%        (3.69)%        6.79%          8.67%
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)...         $3,751           $4,571         $6,558        $8,821       $13,242        $15,100
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses.........................           1.72%+           1.19%          0.98%         1.22%         0.93%          0.95%
  Net investment income(3).........           3.57+            4.63           5.72          5.46          5.82           6.28
-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE............              7%              57%            42%           71%           60%            66%
-----------------------------------------------------------------------------------------------------------------------------

APPRECIATION PORTFOLIO                   2002(1)(2)       2001(2)        2000(2)         1999        1998(2)         1997
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................         $21.66          $22.81         $23.39        $21.16        $18.73        $15.86
---------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income............           0.07            0.18           0.27          0.13          0.27          0.24
  Net realized and unrealized gain
     (loss)........................          (2.19)          (1.09)         (0.37)         2.62          3.24          3.90
---------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations.......................          (2.12)          (0.91)         (0.10)         2.75          3.51          4.14
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income............             --           (0.24)         (0.17)        (0.16)        (0.22)        (0.21)
  Net realized gains...............             --              --          (0.31)        (0.36)        (0.86)        (1.06)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions................             --           (0.24)         (0.48)        (0.52)        (1.08)        (1.27)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....         $19.54          $21.66         $22.81        $23.39        $21.16        $18.73
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.......................          (9.79)%++       (3.97)%        (0.41)%       13.12%        19.15%        26.39%
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)...       $616,171        $638,431       $610,502      $529,419      $245,680      $144,134
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses.........................           0.77%+          0.77%          0.78%         0.79%         0.80%         0.80%
  Net investment income............           0.65+           0.83           1.18          1.18          1.36          1.68
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE............             38%             59%            64%           53%           22%           34%
---------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2002 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the six months ended June 30, 2002, those amounts would have been $0.20, $0.12 and 4.08% for net investment income, net realized and unrealized gain and the annualized ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 + Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

FUNDAMENTAL VALUE PORTFOLIO          2002(1)(2)       2001        2000        1999       1998(2)       1997
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................     $19.08        $22.55      $20.14      $17.55      $17.62       $15.73
-------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income............       0.05          0.08        0.20        0.42        0.49         0.37
  Net realized and unrealized gain
     (loss)........................      (1.89)        (1.22)       3.73        3.37        0.38         2.26
-------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations.......................      (1.84)        (1.14)       3.93        3.79        0.87         2.63
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income............         --         (0.15)      (0.39)      (0.48)      (0.43)       (0.21)
  Net realized gains...............         --         (2.18)      (1.13)      (0.72)      (0.51)       (0.53)
-------------------------------------------------------------------------------------------------------------
Total Distributions................         --         (2.33)      (1.52)      (1.20)      (0.94)       (0.74)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....     $17.24        $19.08      $22.55      $20.14      $17.55       $17.62
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN.......................      (9.64)%++     (5.27)%     20.47%      22.02%       4.97%       16.84%
-------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)...   $534,119      $473,415    $357,848    $330,297    $298,215     $274,006
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses.........................       0.77%+        0.77%       0.79%       0.79%       0.79%        0.79%
  Net investment income............       0.50+         0.64        0.83        2.07        2.79         3.24
-------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE............         11%           32%         36%         41%         72%          75%
-------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2002 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 + Annualized.

                                        This report is submitted for the general information of the owners of the Greenwich Street Series Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses, as well as other pertinent information.

                                        S-6225-1 G (8/02)                02-3686

Greenwich Street Series Fund Semi-Annual Report






                                                          Equity Index Portfolio

                                          Diversified Strategic Income Portfolio

                                    Salomon Brothers Variable All Cap Value Fund

                                     Salomon Brothers Variable Money Market Fund

                                  Salomon Brothers Variable Emerging Growth Fund

                             Salomon Brothers Variable International Equity Fund

                                  Salomon Brothers Variable Growth & Income Fund


                                                                   June 30, 2002

SEMI-ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

Enclosed herein is the semi-annual report for Greenwich Street Series
Fund -- Salomon Brothers Variable Money Market Fund, formerly known as Money Market Portfolio, Diversified Strategic Income Portfolio, Salomon Brothers Variable All Cap Value Fund, Equity Index Portfolio, Salomon Brothers Variable Growth & Income Fund, Salomon Brothers Variable Emerging Growth Fund and Salomon Brothers Variable International Equity Fund ("Portfolio(s)") for the period ended June 30, 2002.(1) This letter briefly discusses general economic and market conditions. We hope you find this report to be useful and informative.

The Performance of the Greenwich Street Series Fund for the Six Months Ended June 30, 2002(2)
----------------------------------------------------------------------------------------------
Salomon Brothers Variable Money Market Fund......................                  0.29 %
Diversified Strategic Income Portfolio...........................                  0.66
Salomon Brothers Variable All Cap Value Fund.....................                (18.52)
Equity Index Portfolio
  Class I Shares.................................................                (13.26)
  Class II Shares................................................                (13.35)
Salomon Brothers Variable Growth & Income Fund...................                (12.65)
Salomon Brothers Variable Emerging Growth Fund...................                (27.94)
Salomon Brothers Variable International Equity Fund..............                 (9.22)

MARKET AND ECONOMIC REVIEW

The effects of tax and interest rate reductions initiated last year, combined with the results of cuts in corporate inventories, contributed to the strong spike in U.S. economic growth during the first quarter of this year. Recent data released from the Commerce Department, for example, indicates that Gross Domestic Product ("GDP")(3) grew at a rate of 5.0% for the first quarter of 2002 (revised figure). In reaction to evidence supporting the view that the U.S. economy was in a recovery mode, the U.S. Federal Reserve Board ("Fed") maintained its target for the key short-term federal funds rate ("fed funds rate")(4) at 1.75% throughout the reporting period -- a 40-year low.

As investors embraced the idea of an economic turnaround, however, a new bout of investor skepticism surfaced, triggered by reports of questionable corporate accounting practices, Middle East tensions and other market-related concerns -- issues our portfolio managers remain particularly attentive to addressing in their investment approaches. Investors' reactions to these challenges were reflected in the stock market's volatility over the reporting period, although performance varied among sectors. For example, the value sector experienced less of a negative impact than the growth-stock sector, while larger-capitalization stocks generally underperformed small-cap issues.(5)

---------------

 1 Each Portfolio is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. The objective of a variable annuity product is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.
 2 The performance returns set for above do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity or life contracts, such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of each Portfolio. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
 3 GDP is a market value of goods and services produced in a given country.
 4 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
 5 For this specific illustrative purpose, growth stocks are reflected by the performance of the Russell 1000 Growth Index, which returned negative 20.78% for the period; value stocks are represented by the Russell 1000 Value Index, which returned negative 4.78% for the period; large-capitalization stocks are represented by the S&P 500 Index, which returned negative 13.15% for the period, and small- cap stocks are represented by the Russell 2000 Index, which returned negative 4.70% for the period. The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. It includes the reinvestment of monthly dividends. Please note than an investor cannot invest directly in an index.

Despite the weakness in global markets for the period, many international equity markets held up better than the U.S. markets, as reflected in the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index")(6) relative to the S&P 500 Index.(7) Europe's euro currency and Japan's yen currency moved higher during the period in relation to the U.S. dollar. (Stronger international currencies tend to contribute to performance of international equities denominated in those respective international currencies that are not hedged in portfolios.) Fixed-income securities proved to be even more resilient on a relative basis to other asset classes, as reflected by the positive performance of the Lehman Brothers Aggregate Bond Index(8) over the reporting period. The contrasting performances among asset classes, as illustrated here, support our view of the potential long-term benefits of asset allocation and diversification toward minimizing risk and overall portfolio volatility.(9)

Corporate earnings scheduled to be released over coming weeks will likely provide us with a better projection on the strength of the U.S. economy and outlook for the securities markets over coming periods. Based upon our current observations, we believe that investing in a diversified portfolio of prudently selected securities should offer investors potential over the long term.

SALOMON BROTHERS VARIABLE MONEY MARKET FUND

INVESTMENT STRATEGY

The primary investment objective of the Salomon Brothers Variable Money Market Fund ("Portfolio") is to seek maximum current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Portfolio invests in short-term money market securities, including U.S. government securities, repurchase agreements, U.S. and foreign bank time deposits, certificates of deposit and bankers' acceptances and high-quality commercial paper and short-term corporate debt obligations of U.S. and foreign issuers, including variable-rate and floating-rate securities. The Portfolio invests only in securities purchased with and payable in U.S. dollars. Please note that your investment is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

PORTFOLIO PERFORMANCE

The Portfolio's seven-day current yield as of June 30, 2002 was 0.60%. The Portfolio generated a seven-day effective yield(10) of 0.60% as of June 30, 2002. For the six months ended June 30, 2002, the Portfolio returned 0.29%. Past performance is not indicative of future results.

PORTFOLIO MANAGER MARKET AND PORTFOLIO OVERVIEW

Over the six months ended June 30, 2002, the U.S. economy has turned the corner from last year's recession. The 5.0% rise in GDP(3) for the first quarter of 2002 (recently revised figure) generated a rather strong showing, in our view, when compared to the 0.3% rate for the entire 2001 calendar year.

The first-quarter boost was primarily attributable to inventory investment. Last year manufacturing was in decline and companies pared down existing inventories as demand slumped. Initial releases from the Commerce Department pegged GDP growth at a rate of 1.1% for the second quarter of this year. We believe that the U.S. economy will not continue to expand at the 5.0% pace exhibited during the first quarter, and our outlook for growth for the remainder of this year is in the 3.0% to 4.0% range.

---------------

 6 The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.
 7 For this specific illustrative purpose, international stocks are reflected by the performance of the MSCI EAFE Index, which returned negative 1.62% for the period; U.S. stocks are represented by the S&P 500 Index, which returned negative 13.15% for the period. The MSCI EAFE Index consists of the equity total returns for Europe, Australasia, New Zealand and the Far East. Please note that an investor cannot invest directly in an index. Note: Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets.
 8 The Lehman Brothers Aggregate Bond Index, which returned 3.79% for the period, is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment-grade or higher, and having at least one year to maturity. Please note that an investor cannot invest directly in an index.
 9 Diversification does not assure against market loss.
10 The seven-day effective yield is calculated similarly to the seven-day yield but, when annualized, the income earned by an investment in a Portfolio is assumed to be reinvested. The seven-day effective yield will be slightly higher than the seven-day yield because of the effect of the assumed reinvestment.
 2

Although consumer confidence has recently been shaken by a number of events, buyers continue to purchase durable goods and homes. Attractive financing costs have helped to keep the auto sector afloat, and declining mortgage rates have helped to sustain new home sales. The Fed has kept the fed funds rate(4) constant at 1.75% since late last year through the reporting period, but at its March 2002 meeting, the Fed reportedly changed its bias from "weakness" to "neutral" in response to the improving economic situation. While we believe a recovery is underway, we anticipate that it will be gradual, partly because the downside was not as severe as in past recessions.

Corporations have traditionally been reluctant to invest in new plants, equipment or employees under similar economic conditions. Improvements have been seen in corporate profitability. However, many companies have been reluctant to hire additional staff and will likely continue to squeeze productivity from existing employees. Recent unemployment figures from the U.S. Department of Labor show the unemployment rate as having risen to 5.90%. All of these considerations, combined with declining equity prices, in our view, may keep the Fed from raising its short-term interest rate target above its levels of 1.75% for the remainder of this calendar year.

The short-term yield curve(11) has flattened in recent weeks as the economic recovery lost some speed. The banking sector, in our view, as a whole has performed well despite having to contend with some recent poor-performing assets. At the same time, we have seen a general contraction in corporate commercial paper issuance. A number of companies appeared to have been relying too heavily on short-term funding, and many have restructured their debt-borrowing structure to longer terms. The decrease in issuance has caused spreads(12) to narrow on the remaining short-term available debt.

PORTFOLIO MANAGER MARKET OUTLOOK

Given the recent economic and market environments and based upon our views at present, in the Portfolio, we plan at present to maintain an average maturity of 30 days.

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

INVESTMENT STRATEGY

The Diversified Strategic Income Portfolio ("Portfolio") seeks high current income. The Portfolio invests primarily in three types of fixed-income securities: U.S. government and mortgage-related securities, foreign government securities,(13) corporate debt securities and non-convertible, preferred stocks rated below investment-grade.(14)

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2002, the Portfolio returned 0.66%. In comparison, the Lehman Brothers Aggregate Bond Index(8) returned 3.79% for the same period. The "Blended Index," reflecting 35% of the average annual total returns of the Merrill Lynch GNMA Master Index(15), 35% of the Merrill Lynch Global Bond Index(16) and 30% of the Merrill Lynch High-Yield Master II Index ("Merrill High-Yield Master Index")(17), returned 2.59% for the period. Past performance is not indicative of future results.

PORTFOLIO MANAGER MARKET REVIEW

The Fed reduced short-term interest rates to a 40-year low of 1.75% at the end of the prior reporting period (December 2001). Encouraged by evidence that the economy was recovering, the Fed has kept the fed funds rate steady since then. Positive economic data helped the U.S. high-yield market, as measured by the Salomon Smith Barney High-Yield Market Index

---------------

11 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
12 Credit spread is the difference between the yield of a particular corporate security and a benchmark security that has the same maturity as that particular corporate security. In this case, the benchmark security to which we refer is a U.S. Treasury.
13 Foreign stocks are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.
14 Investment in non-investment grade securities involve a greater risk of loss than an investment in investment-grade securities and are considered speculative.
15 The Merrill Lynch GNMA Master Index is a market capitalization weighted index of securities backed by mortgage pools of the Government National Mortgage Association ("GNMA"). Please note that an investor cannot invest directly in an index.
16 The Merrill Lynch Global Bond Index is a broad-based index consisting of fixed-rate, coupon-bearing bonds with an outstanding par greater than or equal to $25 million and a maturity range greater than or equal to one year. This index includes BBB-rated bonds and some bonds that are not rated by the major U.S. rating agencies. Please note that an investor cannot invest directly in an index.
17 The Merrill High-Yield Master Index is a market capitalization-weighted index of all domestic and Yankee High-Yield Bonds. Issues included in the index have maturities of at least one year and have a credit rating lower than BBB-Baa3, but are not in default. Please note that an investor cannot invest directly in an index.

("SSB High-Yield Index")(18), strongly rebound from September lows. While short-term interest rates remained the same, the yields on longer maturities rose as reports on the economy through the first quarter of 2002 indicated that stronger growth was occurring. Prices of U.S. Treasury securities were the most negatively affected. With the end of the Fed's easing cycle, higher-quality bonds have been sensitive to a potential increase in interest rates. This is typically the case after a long easing cycle.

However, just as the overall market began to embrace the idea of an economic turnaround at the start of 2002, a new bout of investor risk aversion took hold in response to questionable corporate accounting practices and credit concerns. As if heightened economic and accounting uncertainties were not enough to pressure equity prices downward, global political development, including escalation of tensions between India and Pakistan and between the Israelis and the Palestinians created yet more market uncertainty. Unnerved by this insecurity, many investors sought out the relative safety of the U.S. Treasury market. After earlier weakness, the prices of U.S. Treasury securities began to rebound. In contrast, the U.S. high-yield market fell towards the end of the period, influenced by this new bout of investor risk aversion coupled with further deterioration of many telecommunications companies' fundamentals (in which investment-grade-rated Qwest Corp. and WorldCom Group traded below investment-grade yields).

The Eurozone economy appears to have re-synchronized itself with the U.S. European bond yields that generally moved lower last year, albeit to a lesser degree than their U.S. Treasury counterparts. Simultaneously, there have also been modest upswings in inventory and consumer confidence. The U.K. remained one of the strongest of the major European economies with buoyant retail sales and record-breaking house price rises sustaining domestic demand.

PORTFOLIO MANAGER MARKET OUTLOOK

Although the stock market has continued to be volatile, recent economic data has been generally positive, indicating that the economy is improving. We believe that a higher rate of productivity growth has laid the foundation for a short and shallow recession. The tax and interest-rate cuts of last year and effects of deep cuts in corporate inventories led to a return to growth during the first calendar quarter. We believe that the economy will continue to grow in the second half of 2002 but at a moderate pace. Consumer spending should remain solid, while improving corporate profits and economic activity should help business investment recover moderately later in the year. We expect inflation will continue to remain low. This economic scenario should create a positive environment for fixed-income investors.

Going forward, we believe valuations in the U.S. high-yield market continue to appear attractive at yields in excess of 10.75%, yet we remain somewhat cautious as we believe that several factors, including: (i) high global default rates and credit-rating downgrades, (ii) disappointing corporate profitability, (iii) the magnitude and timing of a global economic rally, (iv) reduced secondary-market liquidity, (v) the potential for the Fed interest-rate hikes, (vi) further accounting scares and (vii) continued equity-market volatility could dampen positive momentum. In light of these conditions, we are focusing on selected opportunities in the single-B sector within the U.S. high-yield section of the Portfolio that we believe present compelling risk/reward profiles. In addition, we are pursuing selected opportunities in lower quality investment-grade and investment-grade/high-yield bonds.

From a currency perspective, substantial money flow from Europe into the U.S. resulted in an excessively depressed euro, which until recently was down approximately 25% since its introduction on January 1, 1999. Due to what we view as an anticipated reversal of these money flows returning to Europe, we believe that it would not be surprising to see the euro closer to parity with the U.S. dollar by the end of 2002.

Better-than-expected economic indicators, particularly concerning business sentiment and consumer confidence, led to a rise in GDP(3) growth forecasts in Europe and in the U.S. From our perspective, the economic recovery in Europe appears to be just a few months behind that of the U.S. In Europe, the consensus forecast for 2002 and 2003 growth of GDP is approximately 1.4% and 2.7%, respectively; inflation is expected to decline from its current annualized rate of 2.4% to 2.0% over the course of the next 18 months. Although many market experts anticipate that the Fed will raise interest rates in the U.S. at some point in the future, we believe the European Central Bank could very well refrain from following suit, as short-term rates in Europe did not drop as much as they had in the U.S.

Subsequent to the end of the reporting period, the Portfolio's management team changed. Going forward, Peter Wilby, Beth Semmel, Roger Lavan and Simon Hildreth will manage the Portfolio.

---------------
18 The SSB High-Yield Index is a broad-based unmanaged index of high-yield securities. Please note that an investor cannot invest directly in an index.
 4

SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND

INVESTMENT STRATEGY

The Salomon Brothers Variable All Cap Value Fund ("Portfolio") seeks, primarily, long-term growth of capital and, secondarily, current income. The Portfolio invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible(19) into common stocks, of companies the manager believes are undervalued in the marketplace. While the manager selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The Portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small-to-medium-sized companies when the manager believes smaller companies offer more attractive value opportunities.

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2002, the Portfolio generated a total return of negative 18.52%. In comparison, the benchmark Russell 3000 Index(20) returned negative 12.24% and the S&P 500 Index(21) returned negative 13.15% for the period. Past performance is not indicative of future results.

PORTFOLIO MANAGER MARKET AND PORTFOLIO REVIEW

The market was challenged by a series of events during the period. Our recent comments have focused on the fact that the current market appears to us to be approaching an important low, not unlike when the market dropped to lows in 1974, 1982, 1987 and 1990. Each of those previous markets generated signals as the low was approaching that reflected a high level of investor pessimism. In addition, the last leg of these bear markets was the most severe in the sense that the declines accelerated.

Currently, Market Vane(22) shows 18% bulls, one of the lowest levels in several decades. The ten-day ARMS index also is consistent, in our view, with a market approaching an important low.

Volatility measures of the market (VIX2 and VXN3)(23) have improved, but we believe they are not yet at the extreme points associated with important lows in the past. However, in our opinion, we are now in the fast moving part of this decline and that the ultimate low may be occurring shortly.

There continues to be a debate over valuation, appropriate risk premiums and how much longer investors will need to be in the market's "penalty box". We believe the current environment, although substantially different than that during the late stages of the Cold War period of the 1980s, bears some similarities to this earlier period in terms of proper valuation metrics. The risk premium for the stock market when the Soviet Union was still in existence was higher than that during the 1990s. Currently, we believe terrorism, the Middle East, and accounting issues represent aggregate risks that may parallel the period 15 to 20 years ago. If so, what is an appropriate valuation for the stock market? We suspect it is about 15 to 16 times normalized earnings for the S&P 500 Index, which is at a figure approaching $60. This suggests to us a valuation of 900 to 950 in terms of an S&P 500 Index reading, according to our estimate model. We believe the stock market (as reflected by the S&P 500 Index) would therefore be priced at the upper end of this range, and many components of the index arguably already are at or below this valuation metric.

The troublesome issue with which the market is contending centers on accounting issues and whether investors can trust the financial statements of many companies. Amid the release of first quarter results, investors witnessed a number of companies addressing their accounting issues, but we suspect that in the second quarter, investors will see many more companies "coming clean." The final scenes in the movie "The Full Monty" showed a number of middle-aged men "showing all" on stage for a local audience. We believe corporate disclosures in the weeks ahead will air to a much wider audience that is demanding fuller and more transparent accounting statements.

---------------
19 Convertible securities are bonds or preferred stocks that can be converted into a preset number of shares of common stocks after a predetermined date. 20 The Russell 3000 Index measures the performance of the 3000 largest U.S.
   companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. Please note that an investor cannot invest directly in an index.
21 The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
22 Merrill Lynch equity research weekly Bulls and Bears market vane report,
   6/25/02.
23 A volatility index for the Chicago Board Options Exchange known by its ticker symbol "VIX". It is calculated by taking a weighted average of the implied volatility from eight calls and puts on the S&P 500 Index. A volatility index on the Chicago Board Options Exchange known by its ticker symbol "VXN". The VXN is a measure of implied volatility for the NASDAQ 100 (NDX).

PORTFOLIO MANAGER MARKET OUTLOOK

The bad news is that more troubling disclosures may lie immediately ahead. The good news is that companies can no longer avoid accounting questions relevant to them. Getting these issues all out on the table will be part of the healing process for the market. So, is there no good news? We believe an important bottom will occur before Labor Day, possibly by mid-August. If this occurs, the reversal may be decidedly on the upside. This is because bear markets have tended to breed their own excesses just as bull markets have.

Shorting stocks (selling borrowed stock with the intention of purchasing shares later at a cheaper price), has been and continues to be popular for investors with considerable experience. However, this strategy is not appropriate for every type of investor (particularly given the risks if the shorted equities rise). Although many components are factored into the short interest ratio, it is interesting to note the substantial increase in this level during recent weeks and months. In our view, any market strength will likely prompt substantial short covering, which could accelerate any increase in stock prices in a relatively short period of time.

Whether this is a trading rally or the beginning of something more durable is an issue that we will have to determine going forward. We suspect a market rally might significantly lift the S&P 500 Index and the Nasdaq Composite Index(24), and many of the "walking-wounded" stocks even higher. The last "bear" has been sighted but, in our view, not yet caged.

What are we doing, given the current market realities and challenges? As a main course of action, we are seeking to re-double our efforts to focus on companies with a combination of strong balance sheets, free cash flow and the ability to weather difficult market and economic conditions. Our investment discipline has served us well over the years and I believe it will continue to do so in the future. However, these are unique times that may require a few tough near-term decisions. Account activity, in the short run, may reflect this fact.

EQUITY INDEX PORTFOLIO

INVESTMENT STRATEGY

The Equity Index Portfolio ("Portfolio") seeks investment results that, before expenses, correspond to the price and yield performance of S&P 500 Index(21). The Portfolio will hold substantially all of the stocks in the S&P 500 Index, with comparable economic sector weightings, market capitalization and liquidity. Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, or other investment, with similar economic characteristics, including in the S&P 500 Index. The Portfolio invests at least 90% of its assets in common stocks included in the S&P 500 Index.

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2002, Class I shares of the Portfolio returned negative 13.26% and Class II shares returned negative 13.35%. In comparison, the S&P 500 Index returned negative 13.15% for the same period. Performance for other class share will vary due to contrasting expenses and charges. Past performance is not indicative of future results.

PORTFOLIO MANAGER MARKET REVIEW AND PORTFOLIO OVERVIEW

Cyclical economic conditions in the U.S. are clearly improving, in our view, following what has turned out to be a relatively mild recession in 2001. The excesses and miscalculations that led to many of the economy's problems over the past two years appear, to a large extent, seem to have been corrected. Business inventories have been pared back sharply and now appear to be rebounding. Inventories have rebounded, which appears to have strongly contributed to economic growth during the first quarter of this year. But lingering effects of the global downturn of the 2000-to-2001 period -- including continued sporadic credit problems -- have acted as headwinds against an economic recovery that, in our opinion, is expected to grow stronger as 2002 progresses.

Business investment, both in inventories and fixed investment, has been the U.S. economy's weakest sector over the past two years. Both categories of investment appear set to rebound in 2002. From our perspective, a slowing of the inventory correction, followed by outright inventory restocking, is expected to give the economy a strong boost over the next several quarters. This scenario, in effect, could buy time for the economy to continue to correct the remaining excesses in the information technology and communications sectors. Furthermore, strengthening business fixed investment, particularly in non-communications technology industries, may boost the economy in the second half of the year.

---------------
24 The Nasdaq Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market. Please note than an investor cannot invest directly in an index.
 6

The consumer sector imbalance between income and spending, which has manifested itself in a low savings rate, in our view may keep consumer spending from leading the economy quickly out of recession, despite strong incentive-driven auto sales in the last part of 2001. Although consumer income should pick up as the economy begins to recover, we believe that spending growth may well lag income growth as consumers rebuild their savings.

Our outlook on inflation remains positive. We believe longer-term corporate trends toward reducing costs, increasing efficiencies and enhancing productivity remain firmly in place. Productivity has continued to rise sharply, despite the recession, because of these restructuring efforts. In an expanding economy, these cost-reducing efforts should help enable firms to increase profitability, even if pricing power is absent.

Large-cap stocks (as reflected by the S&P 500 Index) did not perform as well as their small-cap counterparts (reflected by the Russell 2000 Index)(25), while growth stocks (reflected by the Russell 1000 Growth Index)(26) underperformed value stocks (reflected by the Russell 1000 Value Index)(27) during the first quarter of 2002. For example, the S&P 500 Index had a return of 0.28% in the first quarter while the Russell 2000 Index produced a return of 3.98%. The Russell 1000 Growth Index fell by negative 2.59% and trailed the Russell 1000 Value Index return of positive 4.09%.

The economic rebound continued into the second quarter and growth prospects for the second half of this year appear solid. Although the 1.1% rate of growth in GDP(3) for the second quarter of this year pales by comparison to the 5.0% GDP for the first quarter, in our opinion the economy remains firmly entrenched in economic recovery. The 2001 recession was mild by historic measures, but six quarters of sub-par growth -- from the middle of 2000 through the end of 2001 -- still left the economy operating well below what we perceive to be its potential output level.

Softer auto sales, following the end of a sustained period of attractive financing incentives, and a rise in consumer savings were major factors that led to slower consumer spending growth in the second quarter. Nonetheless, we believe that consumer fundamentals may be improving going forward. Job growth has stabilized and appears to be headed higher for the second half of this year. Consumer loan delinquency rates have been falling in recent months and ratios of mortgage debt to home values have held relatively steady.

We feel that the inventory adjustment process should continue to contribute to growth over the remainder of the year. Although the pace of inventory decline has slowed markedly, inventories are nevertheless still declining. Improving final sales make it difficult for actual inventory restocking to begin quickly, but continued increases in industrial production and stronger imports should help initiate growth in inventories in the second half of this year. The expected inventory build-up may buy time for the economy to continue to correct the remaining excesses in the information technology and communications sectors.

We believe that the inflation outlook remains under control despite a run-up in energy prices that caused the Consumer Price Index ("CPI")(28) to spike upward in the second quarter. Last year's global recession resulted in low levels of capacity utilization that will likely take a long period of above-trend economic growth to absorb. Competitive pressures are also likely to keep sharp downward pressure on prices.

There is a risk that added monetary and fiscal stimulus -- initiated following the September 11th terrorist attacks and the resulting shock to the U.S. economy -- will have inflationary consequences as the economy recovers. We seek to discount that risk, particularly the risk that the Fed will leave highly stimulative monetary policy in place long enough to ignite inflation pressures in 2002 and beyond.

After underperforming in May, small-cap stocks again resumed their leadership ahead of their large-cap counterparts in June, while growth stocks underperformed value stocks. During the second quarter, the S&P 500 Index had a return of negative 13.39% while the Russell 2000 Index produced a return of negative 8.35%. The Russell 1000 Growth Index declined by negative 18.67% and trailed the Russell 1000 Value Index return of negative 8.52%.

---------------
25 The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
26 The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Please note that an investor cannot invest directly in an index.
27 The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that an investor cannot invest directly in an index.
28 CPI measures the average change in U.S. consumer prices over time in a fixed basket of goods and services determined by the U.S. Bureau of Labor Statistics.

PORTFOLIO MANAGER MARKET OUTLOOK

At the nine-month mark following what appeared to be a market trough in September 2001, the stock market appears to be re-testing those levels on renewed concerns of accounting fraud and terrorist threats. The anticipated economic recovery, while muted in nature, nonetheless appears to be underway. However, the economic news at least for now appears to be overwhelmed by investor skepticism about the integrity of Corporate America. When current concerns over accounting irregularities abate, we believe that the overall stimulative environment on both the monetary and fiscal fronts should bode well for stocks over the long run.

SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND

INVESTMENT STRATEGY

The Salomon Brothers Variable Growth & Income Fund ("Portfolio") seeks income and long-term capital growth. The Portfolio invests primarily in equity securities, including convertible securities, that provide dividend or interest income. However, it may also invest in non-income producing stocks for potential appreciation in value. The Portfolio emphasizes U.S. stocks with large market capitalizations. The Portfolio may purchase below investment grade securities (commonly known as "junk bonds").

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2002, the Portfolio returned negative 12.65%. In comparison, the S&P 500 Index(21) returned negative 13.15% and the Russell 1000 Index(29) returned negative 12.82% for the period. Past performance is not indicative of future results.

PORTFOLIO MANAGER MARKET AND PORTFOLIO OVERVIEW

The performance of stock picks in the healthcare, technology and capital goods sectors helped toward minimizing the overall negative performance of the Portfolio, while stocks in the financial, communications, consumer cyclicals and consumer staples sectors contributed to the weakness in the Portfolio (despite the overall weaker results generated by the S&P 500 Index). Portfolio holdings Novartis Inc., HCA Inc., Total Fina Elf Inc. and Teva Pharmaceuticals Inc. provided relatively strong performance, although the Portfolio's positions in AT&T Wireless Inc., Sun Microsystems Inc. and Safeway Inc. negatively impacted returns during the period.

Our attention to thoroughly assessing each company's accounting policies before we invest in its stock, in our view, helped toward minimizing the negative performance and, while it is not possible to avoid all accounting problems, the financial statements of public companies can provide clues about aggressive practices. The Portfolio did not hold positions in Tyco Inc., Adelphia Communications Inc., Worldcom Inc., Dynegy Inc., Williams Company Inc. or Computer Associates Inc. during the period. We swiftly cut positions in IBM Inc. and PNC Financial Inc. when accounting issues arose. We will continue to be vigilant on this subject.

The Portfolio's overweighting in the equities of hospitals (e.g., HCA Inc.), generic drugs (e.g. Teva Pharmaceutical Inc.) and its underweighted position in ethical pharmaceuticals (e.g., lack of exposure to Bristol Myers Squibb) relative to the S&P 500 Index positively contributed to the Portfolio's performance. Novartis Inc., a top-ten holding in the Portfolio during much of the six-month period, was one of only two drug company stocks that significantly rose during the first half of 2002. Fears over government intervention in drug pricing and a dramatic slowdown in growth rates negatively impacted pharmaceutical company multiples.

Technology was the worst-performing sector for the Portfolio and for the market over the period. However, the Portfolio's weighting in the sector was less than that of the market, and the Portfolio's technology holdings, attributable to our stock selection, performed better than the market's.

---------------
29 Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
 8

The Portfolio's performance was negatively impacted by poor security selection in the consumer staples sector (e.g., Safeway Inc). Our thesis on Safeway at the time was that the market's concerns over encroachment by Wal-mart Inc. into the food category were overblown. However, in our view, it became apparent that based on the June earnings announcements by each of the largest U.S. supermarket companies and on conversations with other retailers (including Wal-mart's and Walgreen Inc.'s), that our thesis at that time was wrong. We are in the process of sharply reducing the Portfolio's position in Safeway.

The Portfolio was negatively impacted by its overweighting in communications services relative to the S&P 500 Index. We believe that this is an issue of having invested prematurely rather than an issue of being wrong over the long term. We currently find the valuations of many telecommunications company stocks compelling and believe that the market is not correctly differentiating between companies that are in distress and those with strong franchises that generate cash flow, such as AT&T Inc., AT&T Wireless Inc. and Verizon Inc.

The difficult market environment of 2000 and 2001 continued into the first half of 2002, and the market tumbled in early July. If 2000 and 2001 were the "hangover" after the 1999-to-2000 party, then the declines in 2002 are the "withdrawal symptoms."

The market traditionally has tended to rise during economic recoveries, and the decline this year begs the question whether the U.S. economy is about to "double dip." Our company contacts appropriately indicate to us that, from their perspective, the U.S. economy is still improving -- albeit slowly.

Economic fundamentals improved during the first half of 2002. Data suggest that consumer confidence climbed through much of the reporting period, before settling a little in June. Retail sales, according to our findings, were a little better than expected, especially at discount stores and consumer electronics chains. Auto sales were robust, driven by heavy incentives. Housing sales fell off only slightly from the cyclical peak levels a year earlier and mortgage refinancings rose sharply as rates hit their lowest levels in 30 years.

Technology companies report that demand for product is stabilizing, but is generally not improving yet. The only bright spot in the technology sector is in the area of some storage applications. PCs and enterprise hardware sales are weak as a result of light corporate demand.

Fed Chairman Alan Greenspan's reported valuation model for the stock market, which compares the earnings yield of the market to the rate on long-term U.S. Treasury bonds, indicates that the market is undervalued by about 15%, according to our findings. We believe that the U.S. economy will recover during the remainder of 2002. Numerous data points emerged during the first quarter that suggests restocking of industrial inventory has begun. The U.S. dollar appears that it may be starting a secular decline (it has declined over the period in relation to some other key international currencies).

During the period, technology stocks have fallen sufficiently, to the point that they are now more cheaply priced than the S&P 500 Index. We are finding many opportunities to buy companies with strong franchises at low prices. For example, in our opinion Comverse Technology Inc. is selling for less than its cash on hand, despite generating cash flow from operations. Comverse has a 70% market share of the voice-mail market. The July decline has provided attractive purchasing opportunities in several companies in our view that include Sun Microsystems Inc., Nokia Inc. and Comverse Technology Inc. We continue to own bonds convertible into technology stocks as a way of retaining our exposure to this sector, while seeking to reduce risk.

We find extraordinary values in the telecommunications sector; consequently, the Portfolio has an overweighting in telecommunications services relative to the S&P 500 Index. Basic materials stocks have historically tended to be strong performers coming out of recessions. The Portfolio has an overweighting in this sector relative to the S&P 500 Index, although we have begun to pare back its holdings in this sector.

The Portfolio no longer maintains an overweighting in retailers, having reduced its holdings after the large stock price increases in January 2002 and in the fourth quarter of 2001. We initiated positions in both Ford Inc. and GM Inc. during February. Both companies took action to improve their balance sheets during February with convertible bond offerings. Historically, such actions have marked attractive entry points in auto stocks, although past trends do not assure similar results in the future.

In our view, rising healthcare costs have recently made stocks of hospitals generally attractive and HMOs and ethical pharmaceutical companies generally unattractive investments. The Portfolio holds a large position in HCA Inc., the largest hospital company, but it does not hold securities of HMOs. The Portfolio is significantly underweight ethical drug companies relative to the S&P 500 Index, but it does not hold a large position in Teva Pharmaceuticals Inc., one of the largest and, in our opinion, highest-quality generic drug companies. We believe that ethical drug prices will be pressured by recent state laws reducing Medicaid reimbursement. There is also a patent litigation about to be presented before the Supreme Court that we believe could damage the business models of the ethical pharmaceutical companies.

Some ethical drug company stocks have declined enough to offer appealing long-term values, in our view. The Portfolio initiated positions in Schering Plough Inc. in April, Eli Lilly Inc. in May and Wyeth Inc. in June 2002. Energy stocks fell sharply in July and are now selling for prices that are in some cases as low as they were on October 18,1987 (the day after the "1987 crash"). The Portfolio has been adding to its energy weighting.

PORTFOLIO MANAGER MARKET OUTLOOK

It is difficult to be enthusiastic in the face of the unrelenting market decline. Nevertheless, we are encouraged when we look at the fundamentals and valuations of individual companies in virtually every sector across the market. Burton Malkiel is a dean of the Yale School of Management who wrote a book entitled A Random Walk Down Wall Street. In it, he described two schools of valuation; they were the "castles in the air" theory and the "fundamental value" theory. Clearly, in our view, the prices of two years ago were similar to the "castles in the air" scenario.(30)

From our current perspective, we perceive many fundamental values (i.e., companies that are selling for far less than the values of their future cash flows or their franchises). While we would all like to earn returns generated during the heydays of the 1990s, especially given 1.5% yields on U.S. Treasuries and having seen the declines in the market these past three years, the market environment has changed. However, we see company after company that we believe offer appealing long-term returns with what we consider reasonable risk.

We are neither proficient nor experts at predicting the direction of the market, as this is not our objective. However, our experience derived via our years of training lead us to conclude that the stock valuations at present are compelling over the long term.

SALOMON BROTHERS VARIABLE EMERGING GROWTH FUND

INVESTMENT STRATEGY

The Salomon Brothers Variable Emerging Growth Fund ("Portfolio") seeks capital appreciation. The Portfolio invests primarily in common stocks of emerging-growth companies without regard to market capitalization. These are domestic or foreign companies that the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the S&P 500 Index.(21) The Portfolio may invest up to 20% of its assets in securities of foreign issuers.(31)

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2002, the Portfolio returned negative 27.94%. In comparison, the Nasdaq Composite Index(24) returned negative 24.98% for the same period and the Russell 2500 Growth Index(32) returned negative 19.09%. Past performance is not indicative of future results.

PORTFOLIO MANAGER MARKET AND PORTFOLIO REVIEW

The first quarter of 2002 witnessed a mixed performance among sectors in the U.S. equity markets following the strong recovery posted in the fourth quarter of 2001. Companies whose earnings are considered sensitive to an expected improvement in the fortunes of the U.S. economy generally outperformed those companies considered more defensive in nature (i.e., those companies whose businesses were not considerably affected by the weak economy of the past year). Thus, cyclical stocks, in many cases, outperformed consistent-growth companies during the first calendar quarter of the period.

---------------
30 Views expressed regarding these referenced publications are those of the portfolio manager may differ from those of other Portfolio Managers or the firm as a whole.
31 Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuation, changes in political and economic conditions. These risks are magnified in emerging or developing markets.
32 The Russell 2500 Growth Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
 10

After having generated respectable returns for 2000 and 2001, despite the negative climate for equities, the first half of 2002 has proved to be disappointing thus far from a performance standpoint.

The second quarter was an extremely difficult one for the equities market -- and particularly difficult for growth-oriented stocks and for portfolios that invest in multi-cap growth equities. While stock market averages rallied sharply in the fourth quarter of 2001 following the terrorist attack-induced lows of September, that strength failed to carry through much beyond December 2001. Although the U.S. economy has recently shown signs of recovery, especially in consumer-related activities, market averages ended the second quarter very close to recent lows of September 2001.

Based upon historical trends, it is most unusual for the stock market to display such divergent behavior and to fail to track an improving economy. While earnings and interest rates are the typical drivers of valuation, two other variables moved to the forefront of investors' radar screens in the past months. The issues of national security and growing skepticism regarding corporate accounting and governance dominated the headlines during the quarter. Investors began to scrutinize earnings statements and balance sheets more closely following a number of well-publicized accounting scandals.

From a contrarian standpoint, we view the building levels of pessimism displayed by investors as a bullish indicators of the market's future potential. We believe that high levels of investor bearishness, attractive valuations of equities and an accommodative fed have tended to characterize market lows. In our opinion, these factors may contribute to an improvement in the market averages. While we expect volatility to remain above average this year, we believe it will be part of the process that will transition the stock markets to a potentially more rewarding period than has been experienced since the end of 1999.

The Portfolio's largest sector weighting remained healthcare, with particular emphasis on biotechnology companies, as of the end of the reporting period. It has been an especially difficult period for this sector. The combination of a much-publicized scandal that affected one company in the healthcare sector and earnings slippage by a number of other companies have compressed sector valuations. Many of the companies that the Portfolio holds are now selling at the most reasonable price to earnings multiples that they have in many years. Their growth prospects and strong financial positions are, in our opinion, not being fully recognized by the market.

Another area that negatively impacted the Portfolio's results was cable television-related equities. This industry has similarly been impacted by the publicized inappropriate activities of one company (that the Portfolio did not hold) and an overall compression of sector multiples (to near-historic lows). Despite the poor group performance the latter part of the period, we believe that the business and financial outlook for the Portfolio's holdings is actually quite bright. We think that increased cash flow from new services (i.e., cable modems, digital cable and video-on-demand) should drive results for the next few years.

PORTFOLIO MANAGER MARKET OUTLOOK

Now, more than ever before, a portfolio manger must be able to separate perception from reality as it pertains to the news and fundamentals of the companies in the Portfolio. We believe that in the months ahead, the market will likely continue to penalize the weakest companies in their respective industries and government agencies will continue to discipline those companies and managements who commit fraud and use illegal accounting techniques. We also believe that the best-run, financially sound companies will offer potential rewards to investors over the long term.

SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE

The Salomon Brothers Variable International Equity Portfolio ("Portfolio") seeks total return on its assets from growth of capital and income. Under normal circumstances, the Portfolio invests at least 80% of the value of its net assets, plus any borrowing for investment purposes, in equity securities or other investments with similar economic characteristics, of foreign companies. Equity securities include exchange-traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2002, the Portfolio returned negative 9.22%. In comparison, the MSCI EAFE Index(6) returned negative 1.62% for the same period. Past performance is not indicative of future results.

PORTFOLIO MANAGER MARKET AND PORTFOLIO OVERVIEW

At first glance, a cursory look at the international markets' performance during the first half of 2002 shows nothing out of the ordinary. The MSCI EAFE Growth Index(33) posted a modest loss of 2.11%, MSCI Europe Index(34) dropped by 4.60% and the MSCI Japan Index(35) managed to generate a respectable gain of 8.16% for the period.

A second closer look at the numbers, however, reveals a much different story. The major indices have exhibited a non-stop pattern of extreme volatility during the entire first half of the year.

Peak-to-trough corrections and rebounds in many of these markets exceeded 20% in terms of movement in many cases. The underlying reasons for this frenetic market activity were numerous and varied, but in the second quarter of 2002, the primary driver in our view was rapidly shifting investor confidence levels.

The geopolitical concerns that were apparent earlier in the year (e.g., those pertaining to India and Pakistan, Israel and Palestine, Iraq, Iran, global terrorism, etc.) were replaced by new concerns of widespread corporate corruption. Daily revelations of earnings shortfalls, accounting irregularities and even outright fraudulent activities kept investors on edge. Companies that reportedly generated concerns in the markets for one of these reasons or another include well-known companies such as Enron Inc., WorldCom Inc., Global Crossing Inc., Tyco Inc. and Xerox Inc. One by-product of these mostly U.S. based companies was a flight from the U.S. dollar. Formerly considered the "safe haven" currency, the U.S. dollar suddenly lost its allure and dropped some 12% in relation to the euro and 10% to the yen during the period.

Despite mounting evidence suggesting that global economic growth appeared to be on more solid ground, inflation seemed under control and corporate earnings -- while not significantly advancing -- appeared to have at least stabilized, investment markets de-coupled from the real economy as investors actions in the markets reflected their dissatisfaction with the general collapse of corporate credibility.

Within this highly volatile environment we witnessed several distinct trends. Growth stocks generally continued to underperform value sectors and large-capitalization stocks generally underperformed smaller-cap issues(5). This trend appeared fairly consistent across all regions. The Portfolio invests primarily in larger cap growth companies and was thus negatively impacted by these trends.

PORTFOLIO MANAGER MARKET OUTLOOK

The Portfolio is a very focused long-term growth-oriented investment vehicle. Typically, it holds only 20 to 25 stocks and has a relatively low cash balance. The Portfolio invests in companies that meet our strict investment criteria. We have found that our highly selective, concentrated investment approach has tended to work well over our typical 30-month holding period. However, at times, the concentrated nature of the portfolio may result in underperformance during extremely volatile markets.

We believe current market conditions are primarily being driven by sentiment and liquidity rather than by economic or corporate fundamentals. We have reviewed the Portfolio's holdings and are comfortable with our expectations of 18% earnings growth potential for our companies over the next 12 months. This projection is much higher than the expected market growth of 11%. Given this higher growth rate and our Portfolio's price-to-earnings (P/E) ratio of 15, versus the recent market P/E of 20, we would anticipate better potential performance when the markets once again begin to focus on fundamentals as opposed to the other circumstances that have recently challenged the markets.

---------------
33 The MSCI EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia and the Far East. The MSCI EAFE Growth Index is an unmanaged index generally representative of the growth stocks within the EAFE Index. Please note that an investor cannot invest directly in an index.
34 The MSCI Europe Equity Index is a total return index, reported in U.S.
   dollars, based on share prices and reinvested gross dividends of approximately 600 companies from the following 14 countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland, and the United Kingdom.
35 The MSCI Japan Index is an unmanaged index of approximately 300 foreign stock prices, and reflects the common stock prices of the index companies translated into U.S. dollars, assuming reinvestment of all dividends paid by the index stocks net of any applicable foreign taxes. Please note that an investor cannot invest directly in an index.

We appreciate your entrusting our experienced portfolio managers to manage your capital through your investment in the Greenwich Street Series Fund -- Salomon Brothers Variable Money Market Fund, Diversified Strategic Income Portfolio, Salomon Brothers Variable All Cap Value Fund, Equity Index Portfolio, Salomon Brothers Variable Growth and Income Fund, Salomon Brothers Variable Emerging Growth Fund, and Salomon Brothers Variable International Equity Fund and for your confidence in our investment approach. We look forward to addressing your investment-management needs by using our extensive research resources to help you seek investment opportunities in the future.

Sincerely,

/s/ HEATH B. MCLENDON

Heath B. McLendon
Chairman

August 5, 2002

The information provided in this letter represents the opinion of the Portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the Portfolio Managers and may differ from those of other Portfolio Managers or the firm as a whole. Further, there is no assurance that certain securities will remain in or out of the Portfolios. Please refer to pages 17 through 56 for a list and percentage breakdown of each Portfolio's holdings. Also, please note any discussion of the Portfolios' holdings is of June 30, 2002 and is subject to change.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- DIVERSIFIED STRATEGIC INCOME PORTFOLIO AS OF 6/30/02 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    --------------------------------------------

    Six Months Ended 6/30/02+             0.66%
    Year Ended 6/30/02                    2.58
    Five Years Ended 6/30/02              4.00
    Ten Years Ended 6/30/02               5.86

              CUMULATIVE TOTAL RETURN
              -----------------------
    6/30/92 through 6/30/02              76.79%
    + Total return is not annualized, as it may
      not be representative of the total return
      for the year.

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Diversified Strategic Income Portfolio on June 30, 1992 through June 30, 2002, with that of a similar investment in the Lehman Brothers Aggregate Bond Index and the Blended Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. Figures for the Lehman Brothers Aggregate Bond Index, an unmanaged index, are composed of the Lehman Brothers Intermediate Government/Corporate Bond Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Merrill Lynch GNMA Master Index is a market capitalization weighted index of securities backed by mortgage pools of the Government National Mortgage Association ("GNMA"). The Merrill Lynch Global Bond Index is a broad-based index consisting of fixed-rate, coupon-bearing bonds with an outstanding par greater than or equal to $25 million and a maturity range greater than or equal to one year. This index includes BBB-rated bonds and some bonds that are not rated by the major U.S. rating agencies. The Merrill Lynch High Yield Master II Index is a market capitalization-weighted index of all domestic and Yankee High-Yield Bonds. Issues included in the index have maturities of at least one year and have a credit rating lower than BBB-Baa3, but are not in default.

                                     DIVERSIFIED STRATEGIC INCOME        LEHMAN BROTHERS
                                              PORTFOLIO               AGGREGATE BOND INDEX
                                     ----------------------------     --------------------
6/92                                            10000.00                    10000.00
12/92                                           10013.00                    10457.00
12/93                                           11271.00                    11476.00
12/94                                           10955.00                    11141.00
12/95                                           12727.00                    13200.00
12/96                                           14148.00                    13847.00
12/97                                           15299.00                    15182.00
12/98                                           16280.00                    16502.00
12/99                                           16560.00                    16367.00
12/00                                           17025.00                    18271.00
12/01                                           17564.00                    19815.00
6/02                                            17679.00                    20566.00

                                                       BLENDED INDEX (35% OF THE
                                                          MERRILL LYNCH GNMA
                                                             MASTER INDEX,
                                                  35.00% OF THE MERRILL LYNCH GLOBAL
                                                      BOND INDEX AND 30% OF THE
                                               MERRILL LYNCH HIGH-YIELD MASTER II INDEX)
                                                       -------------------------
6/92                                                                                      10000.00
12/92                                                                                     10450.00
12/93                                                                                     10852.00
12/94                                                                                     11037.00
12/95                                                                                     11586.00
12/96                                                                                     12299.00
12/97                                                                                     12907.00
12/98                                                                                     13427.00
12/99                                                                                     13578.00
12/00                                                                                     13910.00
12/01                                                                                     14377.00
6/02                                                                                      14749.00

--------------------------------------------------------------------------------
THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the sub account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND AS OF 6/30/02 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    -----------------------------------------

    Six Months Ended 6/30/02+             (18.52)%
    Year Ended 6/30/02                    (25.60)
    Five Years Ended 6/30/02                1.34
    Ten Years Ended 6/30/02                 5.31
             CUMULATIVE TOTAL RETURN
             -----------------------
    6/30/92 THROUGH 6/30/02            67.71%
    + Total return is not annualized, as it
      may not be representative of the total
      return for the year.

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Salomon Brothers Variable All Cap Value Fund on June 30, 1992 through June 30, 2002, with that of a similar investment in the Variable Annuity Lipper Equity Income Funds Peer Group Average, Russell 3000 Index and S&P 500 Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets.

The Variable Annuity Lipper Equity Income Funds Peer Group Average is composed of 45 funds as of June 30, 2002, which underlie variable annuities.

                                                                                                               VARIABLE ANNUITY
                                          SALOMON BROTHERS                                                   LIPPER EQUITY INCOME
                                          VARIABLE ALL CAP                                                     FUNDS PEER GROUP
                                             VALUE FUND           S&P 500 INDEX        RUSSELL 3000 INDEX          AVERAGE
                                          ----------------        -------------        ------------------    --------------------
6/92                                          10000.00               10000.00               10000.00               10000.00
12/92                                         10831.00               10837.00               11040.00               10913.00
12/93                                         11959.00               11929.00               12241.00               12279.00
12/94                                         10746.00               12085.00               12264.00               11227.00
12/95                                         14235.00               16623.00               16778.00               14303.00
12/96                                         15088.00               18564.00               20439.00               15884.00
12/97                                         18636.00               24757.00               26934.00               20061.00
12/98                                         21802.00               31837.00               33436.00               23626.00
12/99                                         20766.00               38533.00               40424.00               27401.00
12/00                                         24620.00               35026.00               37408.00               27793.00
12/01                                         20584.00               30866.00               33121.00               26567.00
6/02                                          16771.00               26807.00               29067.00               22962.00

--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the sub account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- EQUITY INDEX PORTFOLIO (CLASS I SHARES) AS OF 6/30/02 (UNAUDITED)


          AVERAGE ANNUAL TOTAL RETURNS
    -----------------------------------------

    Six Months Ended 6/30/02+             (13.26)%
    Year Ended 6/30/02                    (18.14)
    Five Years Ended 6/30/02                3.42
    Ten Years Ended 6/30/02                10.68

             CUMULATIVE TOTAL RETURN
             -----------------------
    6/30/92 through 6/30/02               175.95%
    + Total return is not annualized, as it
      may not be representative of the total
      return for the year.

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Equity Index Portfolio (Class I shares) on June 30, 1992 through June 30, 2002, with that of a similar investment in the S&P 500 Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The performance of the Portfolio's other class may be greater or less than the Class I share's performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

                                                              EQUITY INDEX PORTFOLIO (CLASS I
                                                                          SHARES)                         S&P 500 INDEX
                                                              -------------------------------             -------------
6/92                                                                      10000.00                           10000.00
12/92                                                                     10734.00                           10837.00
12/93                                                                     11663.00                           11929.00
12/94                                                                     11762.00                           12085.00
12/95                                                                     15975.00                           16623.00
12/96                                                                     19438.00                           20437.00
12/97                                                                     25688.00                           27255.00
12/98                                                                     32998.00                           35049.00
12/99                                                                     39822.00                           42421.00
12/00                                                                     36200.00                           38560.00
12/01                                                                     31812.00                           33980.00
6/02                                                                      27595.00                           29512.00

--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the sub account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND AS OF 6/30/02 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    -----------------------------------------

    Six Months Ended 6/30/02+             (12.65)%
    Year Ended 6/30/02                    (16.89)
    Five Years Ended 6/30/02                1.06
    Ten Years Ended 6/30/02                 7.88

             CUMULATIVE TOTAL RETURN
             -----------------------
    6/30/92 through 6/30/02               113.54%
    + Total return is not annualized, as it
      may not be representative of the total
      return for the year.

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Salomon Brothers Variable Growth & Income Fund on June 30, 1992 through June 30, 2002, with that of a similar investment in the Variable Annuity Lipper Large-Cap Core Funds Peer Group Average, S&P 500 Index and Russell 1000 Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Variable Annuity Lipper Large-Cap Core Funds Peer Group
Average is composed of 162 large-cap funds as of June 30, 2002, which underlie variable annuities.

                                                                 VARIABLE ANNUITY
                                          SALOMON BROTHERS       LIPPER LARGE-CAP
                                         VARIABLE GROWTH &       CORE FUNDS PEER
                                            INCOME FUND           GROUP AVERAGE          S&P 500 INDEX        RUSSELL 1000 INDEX
                                         -----------------       ----------------        -------------        ------------------
6/92                                          10000.00               10000.00               10000.00               10000.00
12/92                                         10716.00               10843.00               10837.00               10981.00
12/93                                         11690.00               12016.00               11929.00               12098.00
12/94                                         11316.00               11870.00               12085.00               12146.00
12/95                                         14766.00               15501.00               16623.00               16734.00
12/96                                         17694.00               17094.00               18564.00               20490.00
12/97                                         21753.00               21542.00               24757.00               27222.00
12/98                                         24336.00               24958.00               31837.00               34580.00
12/99                                         26930.00               28134.00               38533.00               41811.00
12/00                                         28146.00               28525.00               35026.00               38555.00
12/01                                         24448.00               24857.00               30866.00               33755.00
6/02                                          21354.00               21431.00               26807.00               29428.00

--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the sub account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- SALOMON BROTHERS VARIABLE EMERGING GROWTH FUND AS OF 6/30/02 (UNAUDITED)


          AVERAGE ANNUAL TOTAL RETURNS
    -----------------------------------------

    Six Months Ended 6/30/02+             (27.94)%
    Year Ended 6/30/02                    (33.39)
    Five Years Ended 6/30/02               22.57
    12/3/93* through 6/30/02               20.21

             CUMULATIVE TOTAL RETURN
             -----------------------
    12/3/93* through 6/30/02              384.60%
    + Total return is not annualized, as it
      may not be representative of the total
      return for the year.
    * Commencement of operations.

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Salomon Brothers Variable Emerging Growth Fund on December 3, 1993 (commencement of operations) through June 30, 2002, with that of a similar investment in the Nasdaq Composite Index ("Nasdaq"). Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The Nasdaq is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as foreign common stocks and ADRs traded on the National Market System. Russell 2500 Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

                                                SALOMON BROTHERS VARIABLE
                                                  EMERGING GROWTH FUND       NASDAQ COMPOSITE INDEX     RUSSELL 2500 GROWTH INDEX
                                                -------------------------    ----------------------     -------------------------
12/3/93                                                   10000                       10000                       10000
12/93                                                     10410                       10297                       10440
12/94                                                      9631                        9968                       10307
12/95                                                     13761                       13947                       11652
12/96                                                     16215                       17115                       13408
12/97                                                     19646                       20819                       15386
12/98                                                     26943                       29071                       15863
12/99                                                     55810                       53949                       24666
12/00                                                     71031                       32750                       20696
12/01                                                     67254                       25856                       18454
6/30/02                                                   48460                       19397                       14931

--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the sub account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND AS OF 6/30/02 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    -----------------------------------------

    Six Months Ended 6/30/02+              (9.22)%
    Year Ended 6/30/02                    (15.49)
    Five Years Ended 6/30/02               (1.40)
    12/3/93* through 6/30/02                2.12

             CUMULATIVE TOTAL RETURN
             -----------------------
    12/3/93* through 6/30/02               19.71%
    +Total return is not annualized, as it
     may not be representative of the total
     return for the year.
    * Commencement of operations.

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Salomon Brothers Variable International Equity Fund on December 3, 1993 (commencement of operations) through June 30, 2002, with that of a similar investment in the Morgan Stanley Capital International Europe Australia Far East ("MSCI EAFE Index"). Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The MSCI EAFE Index is a composite index consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East.

                                                                 SALOMON BROTHERS VARIABLE
                                                                 INTERNATIONAL EQUITY FUND               MSCI EAFE INDEX
                                                                 -------------------------               ---------------
12/3/93                                                                   10000.00                           10000.00
12/93                                                                     10050.00                           10724.00
12/94                                                                      9210.00                           10850.00
12/95                                                                     10020.00                           12103.00
12/96                                                                     12163.00                           12873.00
12/97                                                                     11897.00                           13120.00
12/98                                                                     14138.00                           15744.00
12/99                                                                     23498.00                           19989.00
12/00                                                                     19056.00                           17158.00
12/01                                                                     13187.00                           13479.00
6/30/02                                                                   11971.00                           13261.00

--------------------------------------------------------------------------------

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the sub account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 2002

                  SALOMON BROTHERS VARIABLE MONEY MARKET FUND

        FACE                                                                           ANNUALIZED
       AMOUNT                                      SECURITY                              YIELD        VALUE
--------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES -- 14.2%
      $100,000           Federal Farm Credit Bank matures 8/19/02....................     1.75%     $   99,762
       100,000           Federal Home Loan Bank matures 7/8/02.......................     1.85          99,964
       100,000           Federal Home Loan Mortgage Corp. matures 7/2/02.............     1.76          99,995
       100,000           Federal National Mortgage Association matures 8/7/02........     1.75          99,820
--------------------------------------------------------------------------------------------------------------
                         TOTAL U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES
                         (Cost -- $399,541)..........................................                  399,541
--------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 67.4%
       100,000           Abbey National N.A. LLC matures 7/3/02......................     1.85          99,990
       100,000           ABN AMRO N.A. matures 8/8/02................................     1.81          99,810
       100,000           ANZ (Delaware) Inc. matures 8/5/02..........................     1.76          99,829
       100,000           CBA (Delaware) Finance Inc. matures 7/26/02.................     1.79          99,876
       100,000           ChevronTexaco Corp. matures 7/8/02..........................     1.75          99,966
       100,000           Coca Cola Co. matures 7/17/02...............................     1.73          99,923
       100,000           Danske Corp. matures 7/12/02................................     1.85          99,943
       100,000           Dexia Delaware LLC matures 7/26/02..........................     1.80          99,876
       100,000           General Electric Capital Corp. matures 8/12/02..............     1.79          99,792
       100,000           Halifax PLC matures 7/29/02.................................     1.80          99,861
       100,000           IBM Corp. matures 7/24/02...................................     1.76          99,888
       100,000           Lloyds Bank PLC matures 7/8/02..............................     1.81          99,965
       100,000           Morgan Stanley matures 7/23/02..............................     1.77          99,892
       100,000           Nordea N.A. Inc. matures 7/11/02............................     1.77          99,951
       100,000           Oesterreichische Kontrollbank matures 7/15/02...............     1.79          99,931
       100,000           Societe Generale N.A. Inc. matures 7/15/02..................     1.76          99,931
       100,000           Svenska Handelsbanken matures 8/28/02.......................     1.83          99,707
       100,000           UBS Finance Inc. matures 7/1/02.............................     2.00         100,000
       100,000           Wells Fargo and Co. matures 8/8/02..........................     1.78          99,813
--------------------------------------------------------------------------------------------------------------
                         TOTAL COMMERCIAL PAPER (Cost -- $1,897,944).................                1,897,944
--------------------------------------------------------------------------------------------------------------
FOREIGN CERTIFICATES OF DEPOSIT -- 7.1%
       100,000           Bank of Montreal matures 7/18/02............................     1.77         100,000
       100,000           WestDeutsche LandesBank matures 8/8/02......................     1.79         100,000
--------------------------------------------------------------------------------------------------------------
                         TOTAL FOREIGN CERTIFICATES OF DEPOSIT (Cost -- $200,000)....                  200,000
--------------------------------------------------------------------------------------------------------------
TIME DEPOSITS -- 10.7%
       100,000           Chase Manhattan Bank matures 7/1/02.........................     1.94         100,000
       100,000           HSBC Bank USA matures 7/1/02................................     1.94         100,000
       100,000           National Australia Bank matures 7/1/02......................     1.94         100,000
--------------------------------------------------------------------------------------------------------------
                         TOTAL TIME DEPOSITS (Cost -- $300,000)......................                  300,000
--------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.6%
        18,000           J.P. Morgan Chase & Co. 1.800% due 7/1/02; Proceeds at
                           maturity -- $18,003; (Fully collateralized by U.S.
                           Treasury Bonds, 7.250% to 13.875%
                           due 5/15/09 to 2/15/20; Market value -- $18,360)
                           (Cost -- $18,000).........................................                   18,000
--------------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100% (Cost -- $2,815,485*).............               $2,815,485
--------------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT                                            SECURITY                               VALUE
---------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECTOR -- 47.0%
$ 3,000,000               Federal Home Loan Bank, 3.375% due 5/14/04..................  $ 3,014,489
                          Federal Home Loan Mortgage Corp. (FHLMC):
    891,650                 7.000% due 2/1/15 through 5/1/16..........................      937,681
  1,929,336                 6.500% due 9/1/31 (a).....................................    1,971,707
  2,500,000               Federal Home Loan Mortgage Corp. (FHLMC), 6.500% due 4/15/31
                            (b).......................................................    2,550,000
                          Federal National Mortgage Association (FNMA):
    581,118                 5.500% due 12/1/16........................................      582,641
  2,000,000                 6.000% due 3/15/31 (b)....................................    1,994,360
    836,086                 7.500% due 2/1/30 through 7/1/31..........................      878,180
  7,765,169                 6.500% due 3/1/16 through 3/1/32 (a)......................    7,955,783
  8,304,296                 6.000% due 8/1/16 through 4/1/32 (a)......................    8,350,616
  5,480,623                 7.000% due 5/1/30 through 4/1/32 (a)......................    5,683,909
                          Government National Mortgage Association (GNMA):
  1,079,289                 7.000% due 6/15/27 through 2/15/31........................    1,123,485
  2,750,075                 6.500% due 9/15/28 through 2/15/31........................    2,818,535
  1,100,000               U.S. Treasury Notes, 5.875% due 11/15/04....................    1,169,439
---------------------------------------------------------------------------------------------------
                          TOTAL U.S. GOVERNMENT SECTOR (Cost -- $38,506,283)..........   39,030,825
---------------------------------------------------------------------------------------------------



   FACE
  AMOUNT       RATING+                              SECURITY                               VALUE
---------------------------------------------------------------------------------------------------
HIGH YIELD SECTOR -- 23.3%
---------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 22.2%
---------------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.3%
                          BE Aerospace Inc., Sr. Sub. Notes, Series B:
     60,000    B            8.000% due 3/1/08.........................................       55,500
     45,000    B            8.875% due 5/1/11.........................................       42,075
     85,000    B-         Dunlop Standard Aerospace Holdings, Sr. Notes, 11.875% due
                            5/15/09...................................................       90,100
     80,000    CCC+       Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09............       62,000
     25,000    B-         Transdigm Inc., Sr. Sub. Notes, 10.375% due 12/1/08 (c).....       25,750
---------------------------------------------------------------------------------------------------
                                                                                            275,425
---------------------------------------------------------------------------------------------------
AIRLINE -- 0.5%
     80,000    B          Air Canada, Sr. Notes, 10.250% due 3/15/11..................       63,000
                          Continental Airlines Inc.:
     70,000    BBB-         7.434% due 3/15/06........................................       64,720
    100,000    BB           7.568% due 12/1/06........................................       91,344
     30,627    BBB-         8.312% due 4/2/11.........................................       28,761
                          United Air Lines:
     45,000    BB+          6.831% due 9/1/08.........................................       34,648
     23,517    BBB          8.030% due 7/1/11.........................................       20,544
     49,094    BBB+         Secured Notes, 7.811% due 10/1/09.........................       42,867
     42,250    A-         US Airways Pass-Through Trust, Secured Notes, 8.360% due
                            1/20/19 (d)...............................................       40,458
---------------------------------------------------------------------------------------------------
                                                                                            386,342
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 18

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT       RATING+                              SECURITY                               VALUE
---------------------------------------------------------------------------------------------------
ALTERNATIVE POWER GENERATION -- 0.6%
                          AES Corp.:
$   155,000    BB-          Sr. Notes, 9.500% due 6/1/09..............................  $   103,075
     60,000    B            Sr. Sub. Notes, 10.250% due 7/15/06.......................       31,500
    175,000    B+         Calpine Canada Energy Finance ULC, Sr. Sub. Notes, Company
                            Guaranteed, 8.500% due 5/1/08.............................      120,750
                          Calpine Corp., Sr. Notes:
     40,000    B+           8.750% due 7/15/07........................................       28,200
    285,000    B+           8.625% due 8/15/10........................................      186,675
---------------------------------------------------------------------------------------------------
                                                                                            470,200
---------------------------------------------------------------------------------------------------
APPAREL/FOOTWEAR -- 0.4%
                          Levi Strauss & Co.:
     90,000    BB-          7.000% due 11/1/06........................................       75,150
     35,000    BB-          Sr. Notes, 11.625% due 1/15/08............................       33,425
     20,000    BB         Russell Corp., Sr. Notes, 9.250% due 5/1/10 (c).............       20,700
     60,000    BBB-       Tommy Hilfiger USA Inc., Company Guaranteed, 6.500% due
                            6/1/03....................................................       60,418
     60,000    B-         Tropical Sportswear International Corp., Sr. Sub. Notes,
                            Series A, Company Guaranteed, 11.000% due 6/15/08.........       63,600
     50,000    B-         William Carter Co., Sr. Sub. Notes, Series B, 10.875% due
                            8/15/11...................................................       55,000
---------------------------------------------------------------------------------------------------
                                                                                            308,293
---------------------------------------------------------------------------------------------------
APPAREL/FOOTWEAR - RETAIL -- 0.1%
     20,000    BB+        The Gap Inc., Sr. Notes, 8.150% due 12/15/05................       20,477
     65,000    Caa1*      J. Crew Operating Corp., Sr. Sub. Notes, 10.375% due
                            10/15/07..................................................       56,550
---------------------------------------------------------------------------------------------------
                                                                                             77,027
---------------------------------------------------------------------------------------------------
AUTO PARTS: OEM -- 0.4%
     10,000    Ba3*       American Axle & Manufacturing Inc., Sr. Sub. Notes, 9.750%
                            due 3/1/09................................................       10,650
     25,000    Ba1*       Arvin Capital Trust I, Jr. Sub. Notes, 9.500% due 2/1/27....       24,902
                          Collins & Aikman Corp.:
     70,000    B1*          Sr. Notes, 10.750% due 12/31/11 (c).......................       70,700
     25,000    B            Sr. Sub. Notes, 11.500% due 4/15/06.......................       23,813
                          Dana Corp.:
     80,000    BB           6.500% due 3/1/09.........................................       69,600
     35,000    BB           Sr. Notes, 10.125% due 3/15/10 (c)........................       35,875
     20,000    B-         Eagle Picher Industries, Inc., Company Guaranteed, 9.375%
                            due 3/1/08................................................       16,600
      5,000    Caa3*      LDM Technologies Inc., Sr. Sub. Notes, Company Guaranteed,
                            10.750% due 1/15/07.......................................        3,775
     40,000    B          Metaldyne Corp., Sr. Sub. Notes, Series B, 11.000% due
                            6/15/12...................................................       39,200
     40,000    B          Stanadyne Automotive Corp., Sr. Sub. Notes, Series B,
                            10.250% due 12/15/07......................................       32,200
---------------------------------------------------------------------------------------------------
                                                                                            327,315
---------------------------------------------------------------------------------------------------
AUTOMOTIVE AFTERMARKET -- 0.0%
     35,000    BB-        The Pep Boys - Manny, Moe & Jack, Sr. Notes, 6.520% due
                            7/16/07...................................................       35,044
---------------------------------------------------------------------------------------------------
BEVERAGES/NON-ALCOHOLIC -- 0.0%
     40,000    B+         Cott Beverages Inc., Sr. Sub. Notes, Company Guaranteed,
                            8.000% due 12/15/11.......................................       40,600
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT       RATING+                              SECURITY                               VALUE
---------------------------------------------------------------------------------------------------
BROADCASTING -- 0.8%
$   245,000    B-         Emmis Communications Corp., Sr. Discount Notes, step bond to
                            yield 12.493% due 3/15/11.................................  $   177,625
    140,000    B-         LIN Holdings Corp., Sr. Discount Notes, step bond to yield
                            12.427% due 3/1/08........................................      129,500
                          Paxson Communications Corp.:
     65,000    B-           Sr. Sub. Discount Notes, step bond to yield 11.326% due
                               1/15/09................................................       37,213
     70,000    B-           Sr. Sub. Notes, Company Guaranteed, 10.750% due 7/15/08...       67,550
     30,000    B3*        Pegasus Communications Corp., Sr. Notes, Series B, 9.750%
                            due 12/1/06...............................................       13,650
     60,000    B          Sinclair Broadcast Group, Sr. Sub. Notes, 8.750% due
                            12/15/11..................................................       60,300
     35,000    B-         Spanish Broadcasting Systems, Inc., Sr. Sub. Notes, 9.625%
                            due 11/1/09...............................................       36,225
     50,000    CCC+       XM Satellite Radio Inc., Sr. Secured Notes, 14.000% due
                            3/15/10...................................................       23,750
                          Young Broadcasting Inc.:
     55,000    NR           Sr. Notes, 8.500% due 12/15/08 (c)........................       55,000
     35,000    B-           Sr. Sub. Notes, Company Guaranteed, 10.000% due 3/1/11....       31,150
---------------------------------------------------------------------------------------------------
                                                                                            631,963
---------------------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.2%
     25,000    B          Amatek Industries Property Ltd., Sr. Sub. Notes, 12.000% due
                            2/15/08...................................................       25,906
     20,000    B          Associated Materials Inc., Sr. Sub. Notes, 9.750% due 4/1/12
                            (c).......................................................       20,600
     75,000    B-         Atrium Cos. Inc., Sr. Sub. Notes, Series B, 10.500% due
                            5/1/09....................................................       76,969
     40,000    B-         Oglebay Norton Co., Sr. Sub. Notes, 10.000% due 2/1/09......       30,200
---------------------------------------------------------------------------------------------------
                                                                                            153,675
---------------------------------------------------------------------------------------------------
CABLE/SATELLITE TV -- 1.2%
    115,000    Ca*        Adelphia Communications Corp., Sr. Discount Notes, Series B,
                            zero coupon bond to yield 10.350% due 1/15/08 (e).........       21,850
                          Charter Communications Holdings:
                            Sr. Discount Notes:
    430,000    B+              Step bond to yield 11.703% due 1/15/10.................      195,650
    125,000    B+              Step bond to yield 11.043% due 1/15/11.................       47,500
    100,000    B+              Step bond to yield 11.747% due 5/15/11.................       35,500
     75,000    B+           Sr. Notes, 11.125% due 1/15/11............................       52,125
     30,000    BB+        CSC Holdings Inc., Sr. Notes, Series B, 7.625% due 4/1/11...       24,173
    155,000    B1*        EchoStar Broadband Corp., Sr. Notes, 10.375% due 10/1/07....      148,800
                          EchoStar DBS Corp., Sr. Notes:
     60,000    B+           9.375% due 2/1/09.........................................       55,800
    135,000    B+           Company Guaranteed, 9.125% due 1/15/09 (c)................      124,200
    130,000    B-         Insight Communications Co., Inc., Sr. Discount Notes, step
                            bonds to yield 12.269% due 2/15/11........................       56,550
                          Pegasus Communications Corp.:
     40,000    CCC+         Sr. Discount Notes, step bond to yield 18.184% due
                               3/1/07.................................................       12,200
     10,000    B3*          Sr. Notes, Series B, 9.625% due 10/1/05...................        4,550
    185,000    Ba1*       Rogers Cablesystems Ltd., Sr. Sub. Debentures, Company
                            Guaranteed, 11.000% due 12/1/15...........................      200,725
---------------------------------------------------------------------------------------------------
                                                                                            979,623
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT       RATING+                              SECURITY                               VALUE
---------------------------------------------------------------------------------------------------
CASINOS/GAMING -- 0.8%
$    55,000    B-         Alliance Gaming Corp., Sr. Sub. Notes, Series B, Company
                            Guaranteed, 10.000% due 8/1/07............................  $    57,475
     40,000    B-         Ameristar Casinos Inc., Sr. Sub. Notes, Company Guaranteed,
                            10.750% due 2/15/09.......................................       43,100
                          Mandalay Resort Group:
     30,000    BB-          Sr. Sub. Debentures, 7.625% due 7/15/13...................       27,750
     80,000    BB-          Sr. Sub. Notes, Series B, 10.250% due 8/1/07..............       84,300
     60,000    BB+        MGM MIRAGE, Sr. Sub. Notes, Company Guaranteed, 8.375% due
                            2/1/11....................................................       60,600
    115,000    BB+        Park Place Entertainment Corp., Sr. Sub. Notes, 8.125% due
                            5/15/11...................................................      115,000
     80,000    B+         Station Casinos, Inc., Sr. Sub. Notes, 8.875% due 12/1/08...       81,600
     45,000    B+         Sun International Hotels Ltd., Sr. Sub. Notes, Company
                            Guaranteed, 8.625% due 12/15/07...........................       46,013
    160,000    B-         Venetian Casino Resort/Las Vegas Sands, Second Mortgage
                            Notes, 11.000% due 6/15/10 (c)............................      161,800
---------------------------------------------------------------------------------------------------
                                                                                            677,638
---------------------------------------------------------------------------------------------------
CHEMICALS - AGRICULTURAL -- 0.2%
     80,000    Ba1*       IMC Global Inc., Sr. Notes, 11.250% due 6/1/11..............       86,800
                          Terra Capital Inc.:
    105,000    B            Sr. Notes, Series B, 10.500% due 6/15/05..................       92,925
     10,000    BB-          Sr. Secured Notes, Company Guaranteed, 12.875% due
                               10/15/08...............................................       10,300
---------------------------------------------------------------------------------------------------
                                                                                            190,025
---------------------------------------------------------------------------------------------------
CHEMICALS - MAJOR DIVERSIFIED -- 0.5%
                          Huntsman ICI Chemicals LLC:
    810,000    B-           Sr. Discount Notes, zero coupon bond to yield 13.573% due
                               12/31/09...............................................      198,450
     35,000    B            Sr. Notes, 9.875% due 3/1/09 (c)..........................       35,263
     80,000    BB         Lyondell Chemical Co., 11.125% due 7/15/12..................       79,800
     90,000    B          Texas Petrochemical Corp., Sr. Sub. Notes, 11.125% due
                            7/1/06....................................................       73,350
---------------------------------------------------------------------------------------------------
                                                                                            386,863
---------------------------------------------------------------------------------------------------
CHEMICALS - SPECIALTY -- 0.4%
     45,000    Ba2*       Airgas Inc., Sr. Sub. Notes, Company Guaranteed, 9.125% due
                            10/1/11...................................................       47,700
     75,000    B-         Avecia Group PLC, Company Guaranteed, 11.000% due 7/1/09....       75,000
     80,000    BB-        ISP Chemco Inc., Sr. Sub. Notes, Series B, Company
                            Guaranteed, 10.250% due 7/1/11............................       82,000
     75,000    NR         ISP Holdings Inc., Sr. Secured Notes, 10.625% due 12/15/09
                            (c).......................................................       74,625
     30,000    BBB-       Methanex Corp., Sr. Notes, 8.750% due 8/15/12...............       30,750
     45,000    B+         OM Group Inc., Sr. Sub. Notes, Company Guaranteed, 9.250%
                            due 12/15/11..............................................       46,800
---------------------------------------------------------------------------------------------------
                                                                                            356,875
---------------------------------------------------------------------------------------------------
COAL -- 0.1%
     60,000    BB         Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11............       64,800
---------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS -- 0.1%
     90,000    B-         Nortek Inc., Sr. Sub. Notes, Series B, 9.875% due 6/15/11...       91,350
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT       RATING+                              SECURITY                               VALUE
---------------------------------------------------------------------------------------------------
CONSUMER SPECIALTIES -- 0.2%
$    40,000    B+         American Achievement Corp., Sr. Notes, 11.625% due 1/1/07...  $    41,450
                          American Greetings Corp.:
     65,000    BBB-         Sr. Notes, 6.100% due 8/1/28..............................       59,313
     35,000    BB+          Sr. Sub. Notes, 11.750% due 7/15/08.......................       38,500
     10,000    B-         Doane Pet Care Co., Sr. Sub. Notes, 9.750% due 5/15/07......        8,750
     60,000    BB         Sola International Inc., Sr. Notes, 6.875% due 3/15/08......       53,224
---------------------------------------------------------------------------------------------------
                                                                                            201,237
---------------------------------------------------------------------------------------------------
CONTAINERS/PACKAGING -- 1.3%
                          Owens-Illinois, Inc.:
    170,000    B+           Sr. Notes, 7.150% due 5/15/05.............................      158,950
    155,000    BB           Sr. Secured Notes, 8.875% due 2/15/09 (c).................      155,775
     35,000    B-         Packaged Ice Inc., Sr. Notes, Series B, Company Guaranteed,
                            9.750% due 2/1/05.........................................       29,400
     10,000    B-         Pliant Corp., Sr. Sub. Notes, Company Guaranteed, 13.000%
                            due 6/1/10................................................       10,475
     75,000    BBB        Sealed Air Corp., 6.950% due 5/15/09 (c)....................       71,527
    485,000    B          Stone Container Corp., Sr. Notes, Company Guaranteed,
                            11.500% due 8/15/06 (c)...................................      526,225
     80,000    B-         Sweetheart Cup Co., Inc., Sr. Sub. Notes, 10.500% due
                            9/1/03....................................................       77,200
     60,000    B-         Tekni-Plex Inc., Sr. Sub. Notes, Series B, Company
                            Guaranteed, 12.750% due 6/15/10...........................       62,400
---------------------------------------------------------------------------------------------------
                                                                                          1,091,952
---------------------------------------------------------------------------------------------------
CONTRACT DRILLING -- 0.1%
     80,000    BB         Pride International Inc., Sr. Notes, 10.000% due 6/1/09.....       86,000
---------------------------------------------------------------------------------------------------
DEPARTMENT STORES -- 0.4%
                          J.C. Penney Co., Inc., Sr. Notes:
    125,000    BBB-         6.125% due 11/15/03.......................................      125,675
    125,000    BBB-         6.900% due 8/15/26........................................      125,981
     92,000    BB         Saks Inc., 9.875% due 10/1/11...............................       92,920
---------------------------------------------------------------------------------------------------
                                                                                            344,576
---------------------------------------------------------------------------------------------------
DRUGSTORE CHAINS -- 0.1%
                          Rite Aid Corp., Sr. Notes:
     35,000    B-           7.625% due 4/15/05........................................       26,775
     75,000    B-           7.125% due 1/15/07........................................       52,875
---------------------------------------------------------------------------------------------------
                                                                                             79,650
---------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.6%
     45,000    BB+        Avista Corp., Sr. Notes, 9.750% due 6/1/08..................       47,283
                          CMS Energy Corp., Sr. Notes:
     50,000    BB           7.625% due 11/15/04.......................................       37,522
     40,000    BB           9.875% due 10/15/07.......................................       30,034
     75,000    BBB-       Edison Mission Energy, Sr. Notes, 10.000% due 8/15/08.......       74,726
    150,000    Ba2*       Mission Energy Holding Co., Secured Notes, 13.500% due
                            7/15/08...................................................      151,500
    140,000    BBB        Orion Power Holdings, Inc., Sr. Notes, 12.000% due 5/1/10...      118,300
---------------------------------------------------------------------------------------------------
                                                                                            459,365
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT       RATING+                              SECURITY                               VALUE
---------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS -- 0.2%
$    35,000    B          Stoneridge Inc., Sr. Notes, 11.500% due 5/1/12 (c)..........  $    35,525
    115,000    Baa2*      Thomas & Betts Corp., Sr. Notes, 6.625% due 5/7/08..........      106,941
---------------------------------------------------------------------------------------------------
                                                                                            142,466
---------------------------------------------------------------------------------------------------
ELECTRONICS/APPLIANCES -- 0.2%
    160,000    CCC        Remington Products Co. LLC, Sr. Sub. Notes, Series D,
                            11.000% due 5/15/06.......................................      123,200
                          Salton Inc., Sr. Sub. Notes:
     10,000    B            10.750% due 12/15/05......................................       10,100
     55,000    B            12.250% due 4/15/08.......................................       56,650
---------------------------------------------------------------------------------------------------
                                                                                            189,950
---------------------------------------------------------------------------------------------------
ELECTRONICS DISTRIBUTORS -- 0.1%
     85,000    Baa1*      Arrow Electronic Inc., Sr. Notes, 6.875% due 6/1/18.........       74,440
---------------------------------------------------------------------------------------------------
ENGINEERING AND CONSTRUCTION -- 0.1%
     45,000    BB         Case Corp., Notes, 7.250% due 8/1/05........................       41,931
     20,000    BB         Case Credit Corp., 6.750% due 10/21/07......................       16,856
     40,000    B+         Integrated Electrical Services Inc., Sr. Sub. Notes, Series
                            B, 9.375% due 2/1/09......................................       38,600
---------------------------------------------------------------------------------------------------
                                                                                             97,387
---------------------------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES -- 0.5%
                          Allied Waste North America Inc., Sr. Notes:
    115,000    BB-          8.500% due 12/1/08........................................      111,550
     60,000    BB-          7.875% due 1/1/09.........................................       57,900
     20,000    B          Synagro Technologies Inc., Sr. Sub. Notes, 9.500% due 4/1/09
                            (c).......................................................       20,600
    195,000    B+         URS Corp., Sr. Sub. Notes, Series B, 12.250% due 5/1/09.....      195,975
---------------------------------------------------------------------------------------------------
                                                                                            386,025
---------------------------------------------------------------------------------------------------
FINANCE/RENTAL/LEASING -- 0.4%
    115,000    BBB-       Avis Group Holdings, Inc., Sr. Sub. Notes, Company
                            Guaranteed, 11.000% due 5/1/09............................      125,925
     40,000    B          Penhall International Inc., Sr. Notes, 12.000% due 8/1/06...       38,200
    110,000    BB         United Rentals Inc., Sr. Notes, Series B, Company
                            Guaranteed, 10.750% due 4/15/08...........................      118,250
     70,000    B-         Williams Scotsman Inc., Sr. Notes, Company Guaranteed,
                            9.875% due 6/1/07.........................................       67,200
---------------------------------------------------------------------------------------------------
                                                                                            349,575
---------------------------------------------------------------------------------------------------
FINANCIAL CONGLOMERATES -- 0.3%
    806,500    NR         Finova Group Inc., 7.500% due 11/15/09......................      270,178
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT       RATING+                              SECURITY                               VALUE
---------------------------------------------------------------------------------------------------
FOOD DISTRIBUTORS -- 0.8%
                          Aurora Foods Inc., Sr. Sub. Notes, Series B:
$   170,000    CCC          9.875% due 2/15/07........................................  $   119,850
     90,000    CCC          8.750% due 7/1/08.........................................       60,750
     60,000    B-         Carrols Corp., Sr. Sub. Notes, Company Guaranteed, 9.500%
                            due 12/1/08...............................................       59,700
                          Fleming Cos., Inc.:
     70,000    BB-          Sr. Notes, Company Guaranteed, 10.125% due 4/1/08.........       71,400
    215,000    B+           Sr. Sub. Notes, Series D, Company Guaranteed, 10.625% due
                               7/31/07................................................      211,775
     25,000    B          Roundy's Inc., Sr. Sub. Notes, 8.875% due 6/15/12 (c).......       25,063
    150,000    Ba2*       SC International Services Inc., Sr. Sub. Notes, Series B,
                            Company Guaranteed, 9.250% due 9/1/07.....................      117,000
---------------------------------------------------------------------------------------------------
                                                                                            665,538
---------------------------------------------------------------------------------------------------
FOOD RETAIL -- 0.0%
     20,000    BB         Great Atlantic and Pacific Tea Co., 7.750% due 4/15/07......       18,500
---------------------------------------------------------------------------------------------------
FOODS - MAJOR DIVERSIFIED -- 0.3%
     20,000    B-         Agrilink Foods Inc., Sr. Sub. Notes, Company Guaranteed,
                            11.875% due 11/1/08.......................................       21,000
     35,000    B          American Seafood Group LLC, Sr. Sub. Notes, 10.125% due
                            4/15/10 (c)...............................................       35,525
     45,000    BB-        Dean Foods Corp., Sr. Notes, 6.900% due 10/15/17............       39,764
     40,000    B          Herbalife International Inc., Sr. Sub. Notes, 11.750% due
                            7/15/10 (c)...............................................       40,200
     30,000    BB         Land O' Lakes Inc., Sr. Notes, 8.750% due 11/15/11 (c)......       28,350
     70,000    B2*        Michael Foods Inc., Sr. Sub. Notes, Series B, 11.750% due
                            4/1/11....................................................       76,650
     30,000    B2*        Mrs. Fields Original Cookies, Sr. Sub. Notes, Series B,
                            Company Guaranteed, 10.125% due 12/1/04...................       22,050
---------------------------------------------------------------------------------------------------
                                                                                            263,539
---------------------------------------------------------------------------------------------------
FOREST PRODUCTS -- 0.2%
    140,000    Ba2*       Louisiana Pacific Corp., Sr. Sub. Notes, 10.875% due
                            11/15/08..................................................      154,700
     20,000    B+         Millar Western Forest Products Ltd., Sr. Notes, 9.875% due
                            5/15/08...................................................       19,200
---------------------------------------------------------------------------------------------------
                                                                                            173,900
---------------------------------------------------------------------------------------------------
HOME FURNISHINGS -- 0.0%
     10,000    B-         Sealy Mattress Co., Series B, Company Guaranteed, step bond
                            to yield 9.110% due 12/15/07..............................        9,900
---------------------------------------------------------------------------------------------------
HOMEBUILDING -- 0.6%
     40,000    BB         Beazer Homes USA Inc., Sr. Notes, 8.625% due 5/15/11........       40,800
     40,000    Ba2*       D.R. Horton Inc., Sr. Sub. Notes, Company Guaranteed, 9.375%
                            due 3/15/11...............................................       40,800
     60,000    BB-        KB HOME, Sr. Sub. Notes, 9.500% due 2/15/11.................       61,950
     70,000    BB+        Lennar Corp., Sr. Notes, Series B, Company Guaranteed,
                            9.950% due 5/1/10.........................................       77,350
     45,000    B1*        Meritage Corp., Sr. Notes, Company Guaranteed, 9.750% due
                            6/1/11....................................................       46,913

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT       RATING+                              SECURITY                               VALUE
---------------------------------------------------------------------------------------------------
HOMEBUILDING -- 0.6% (CONTINUED)
$    60,000    BB+        The Ryland Group, Inc., Sr. Notes, 9.750% due 9/1/10........  $    65,250
     70,000    Ba2*       Schuler Homes Inc., Sr. Sub. Notes, 10.500% due 7/15/11.....       75,250
                          Standard Pacific Corp.:
     50,000    BB           Sr. Notes, 8.500% due 4/1/09..............................       49,875
     35,000    Ba3*         Sr. Sub. Notes, 9.250% due 4/15/12........................       35,350
---------------------------------------------------------------------------------------------------
                                                                                            493,538
---------------------------------------------------------------------------------------------------
HOSPITAL/NURSING MANAGEMENT -- 0.0%
     85,000    CCC+       Magellan Health Services, Inc., Sr. Sub. Notes, 9.000% due
                            2/15/08...................................................       31,025
---------------------------------------------------------------------------------------------------
HOTELS/RESORTS/CRUISE LINES -- 0.6%
     70,000    B1*        Courtyard by Marriott, Sr. Secured Notes, Series B, 10.750%
                            due 2/1/08................................................       72,188
     70,000    BBB-       Hilton Hotels Corp., Sr. Notes, 7.950% due 4/15/07..........       72,667
     80,000    BB-        HMH Properties Inc., Sr. Notes, Series A, Company
                            Guaranteed, 7.875% due 8/1/05.............................       78,400
    250,000    B+         Intrawest Corp., Sr. Notes, 10.500% due 2/1/10..............      261,250
     40,000    BB+        Royal Caribbean Cruises Ltd., Sr. Notes, 8.750% due
                            2/2/11....................................................       37,666
     10,000    BBB-       Starwood Hotels and Resorts Worldwide, Inc., Company
                            Guaranteed, 6.750% due 11/15/05...........................        9,888
---------------------------------------------------------------------------------------------------
                                                                                            532,059
---------------------------------------------------------------------------------------------------
HOUSEHOLD/PERSONAL CARE -- 0.1%
     30,000    B+         AKI, Inc., Sr. Notes, 10.500% due 7/1/08....................       28,688
     60,000    B-         Revlon Consumer Products Corp., Sr. Secured Notes, 12.000%
                            due 12/1/05...............................................       60,000
---------------------------------------------------------------------------------------------------
                                                                                             88,688
---------------------------------------------------------------------------------------------------
INDUSTRIAL SPECIALTIES -- 0.1%
                          Foamex International Inc.:
     35,000    B            Sr. Secured Notes, 10.750% due 4/1/09 (c).................       35,875
     35,000    B-           Sr. Sub. Notes, 9.875% due 6/15/07........................       31,325
     55,000    B          UCAR Finance Inc., Sr. Notes, 10.250% due 2/15/12 (c).......       56,375
---------------------------------------------------------------------------------------------------
                                                                                            123,575
---------------------------------------------------------------------------------------------------
MAJOR TELECOMMUNICATIONS -- 0.4%
    115,000    Ba3*       PanAmSat Corp., Sr. Notes, Company Guaranteed, 8.500% due
                            2/1/12 (c)................................................      106,375
                          Qwest Capital Funding, Inc.:
     40,000    BB           7.625% due 8/3/21.........................................       20,800
    185,000    BB           6.875% due 7/15/28........................................       95,275
     40,000    BB           7.750% due 2/15/31........................................       21,000
     70,000    BB+        Qwest Corp., Sr. Notes, 8.875% due 3/15/12 (c)..............       62,650
---------------------------------------------------------------------------------------------------
                                                                                            306,100
---------------------------------------------------------------------------------------------------
MEDIA CONGLOMERATES -- 0.1%
     40,000    BB+        Ackerley Group Inc., Sr. Sub. Notes, Series B, 9.000% due
                            1/15/09...................................................       45,050
---------------------------------------------------------------------------------------------------
MEDICAL DISTRIBUTORS -- 0.1%
     60,000    B          PSS World Medical, Inc., Company Guaranteed, 8.500% due
                            10/1/07...................................................       60,450
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT       RATING+                              SECURITY                               VALUE
---------------------------------------------------------------------------------------------------
MEDICAL/NURSING SERVICES -- 0.3%
$    25,000    B2*        Extendicare Health Services Inc., Sr. Notes, 9.500% due
                            7/1/10 (c)................................................  $    25,156
                          HEALTHSOUTH Corp., Sr. Notes:
     40,000    BBB-         6.875% due 6/15/05........................................       39,913
     45,000    BBB-         8.375% due 10/1/11........................................       47,250
     30,000    B+         PacifiCare Health Systems, Inc., Sr. Notes, 10.750% due
                            6/1/09 (c)................................................       30,863
     75,000    B          Pre-Se Technologies, Inc., Sr. Notes, Series B, Company
                            Guaranteed, 9.500% due 2/15/05............................       72,375
     35,000    B+         US Oncology Inc., Sr. Sub. Notes, Company Guaranteed, 9.625%
                            due 2/1/12................................................       34,125
     20,000    BB-        Ventas Realty L.P., Sr. Notes, 9.000% due 5/1/12 (c)........       20,600
---------------------------------------------------------------------------------------------------
                                                                                            270,282
---------------------------------------------------------------------------------------------------
MEDICAL SPECIALTIES -- 0.3%
                          ALARIS Medical Systems Inc.:
     25,000    B+           Sr. Secured Notes, 11.625% due 12/1/06....................       28,250
    105,000    B-           Sr. Sub. Notes, Company Guaranteed, 9.750% due 12/1/06....      103,950
     20,000    B3*        Hanger Orthopedic Group, Sr. Sub. Notes, 11.250% due
                            6/15/09...................................................       20,250
     80,000    B-         Universal Hospital Services, Inc., Sr. Notes, 10.250% due
                            3/1/08....................................................       80,400
---------------------------------------------------------------------------------------------------
                                                                                            232,850
---------------------------------------------------------------------------------------------------
MISCELLANEOUS COMMERCIAL SERVICES -- 0.3%
     10,000    BB-        Intertek Finance PLC, Sr. Sub. Notes, Series B, Company
                            Guaranteed, 10.250% due 11/1/06...........................       10,560
     20,000    B          Johnsondiversey Inc., Sr. Sub. Notes, 9.625% due 5/15/12
                            (c).......................................................       21,000
     50,000    BB-        Mail-Well I Corp., Sr. Notes, 9.625% due 3/15/12 (c)........       50,500
    180,000    CCC+       Outsourcing Solutions Inc., Sr. Sub. Notes, 11.000% due
                            11/1/06...................................................      153,900
---------------------------------------------------------------------------------------------------
                                                                                            235,960
---------------------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING -- 0.4%
     50,000    CCC+       Aqua Chem Inc., Sr. Sub. Notes, 11.250% due 7/1/08..........       43,000
     75,000    BBB        Cooper Tire & Rubber Co., Sr. Notes, 7.625% due 3/15/27.....       68,864
     40,000    B+         Intermet Corp., Sr. Notes, 9.750% due 6/1/09 (c)............       40,300
    110,000    CCC+       Park-Ohio Industries Inc., Sr. Sub. Notes, 9.250% due
                            12/1/07...................................................       75,350
      5,000    B-         Prestolite Electric Inc., Company Guaranteed, 9.625% due
                            2/1/08....................................................        3,575
                          Venture Holdings Trust:
     25,000    Caa1*        Sr. Notes, Series B, 9.500% due 7/1/05....................       15,125
     25,000    Caa2*        Sr. Sub. Notes, 12.000% due 6/1/09........................        9,875
     80,000    CCC+       WestPoint Stevens Inc., Sr. Notes, 7.875% due 6/15/08.......       49,200
     30,000    BB-        Wolverine Tube Inc., Sr. Notes, Company Guaranteed, 10.500%
                            due 4/1/09 (c)............................................       29,550
---------------------------------------------------------------------------------------------------
                                                                                            334,839
---------------------------------------------------------------------------------------------------
MOVIES/ENTERTAINMENT -- 0.6%
                          AMC Entertainment Inc., Sr. Sub. Notes:
    110,000    CCC+         9.500% due 3/15/09........................................      109,450
     55,000    CCC+         9.500% due 2/1/11.........................................       54,794
    345,000    B          Premier Parks, Inc., Sr. Discount Notes, step bond to yield
                            9.290% due 4/1/08.........................................      338,100
---------------------------------------------------------------------------------------------------
                                                                                            502,344
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT       RATING+                              SECURITY                               VALUE
---------------------------------------------------------------------------------------------------
OIL AND GAS PIPELINES -- 0.2%
$    60,000    BB-        El Paso Energy Partners, Sr. Sub. Notes, 8.500% due 6/1/11
                            (c).......................................................  $    60,000
     95,000    BB-        Leviathan Gas Pipeline Partners L.P., Sr. Sub. Notes, Series
                            B, Company Guaranteed, 10.375% due 6/1/09.................      101,175
---------------------------------------------------------------------------------------------------
                                                                                            161,175
---------------------------------------------------------------------------------------------------
OIL AND GAS PRODUCTION -- 0.9%
    155,000    B+         Canadian Forest Oil Corp., Company Guaranteed, 10.500% due
                            1/15/06...................................................      165,850
     20,000    B          Denbury Management Inc., Sr. Sub. Notes, 9.000% due
                            3/1/08....................................................       19,750
     35,000    B+         Magnum Hunter Resources Inc., Sr. Notes, 9.600% due 3/15/12
                            (c).......................................................       36,225
     25,000    B-         Mission Resources Corp., Sr. Notes, Series C, Company
                            Guaranteed, 10.875% due 4/1/07............................       20,625
     40,000    B+         Nuevo Energy Corp., Sr. Sub. Notes, Series B, 9.500% due
                            6/1/08....................................................       40,500
     35,000    BB+        Ocean Energy Inc., Sr. Sub. Notes, Series B, Company
                            Guaranteed, 8.375% due 7/1/08.............................       37,100
     40,000    B          Plains E&P Co., Sr. Sub. Notes, 8.750% due 7/1/12 (c).......       39,350
                          Pogo Producing Co., Sr. Sub. Notes, Series B:
     15,000    BB           10.375% due 2/15/09.......................................       16,200
     20,000    BB           8.250% due 4/15/11........................................       20,100
     75,000    B-         Range Resources Corp., Sr. Sub. Notes, Company Guaranteed,
                            8.750% due 1/15/07........................................       76,500
    125,000    B+         Stone Energy Corp., Sr. Sub. Notes, Company Guaranteed,
                            8.750% due 9/15/07........................................      128,125
     30,000    B          Swift Energy Co., Sr. Sub. Notes, 9.375% due 5/1/12.........       28,425
                          Vintage Petroleum, Inc.:
     50,000    BB-          Sr. Notes, 8.750% due 5/1/12 (c)..........................       49,375
     40,000    B1*          Sr. Sub. Notes, 9.750% due 6/30/09........................       39,200
---------------------------------------------------------------------------------------------------
                                                                                            717,325
---------------------------------------------------------------------------------------------------
OIL REFINING MARKETING -- 0.1%
     65,000    BB+        Pennzoil-Quaker State Co., Sr. Notes, 10.000% due 11/1/08...       76,456
     50,000    B+         Tesoro Petroleum Corp., Sr. Sub. Notes, 9.625% due 4/1/12
                            (c).......................................................       46,000
---------------------------------------------------------------------------------------------------
                                                                                            122,456
---------------------------------------------------------------------------------------------------
OILFIELD SERVICES/EQUIPMENT -- 0.3%
     10,000    B-         Argo-Tech Corp., Sr. Sub. Notes, 8.625% due 10/1/07.........        8,850
                          Compagnie Generale de Geophysique S.A., Sr. Notes:
     55,000    BB           10.625% due 11/15/07......................................       56,650
     25,000    BB           10.625% due 11/15/07 (c)..................................       25,750
     40,000    B          Flowserve Corp., Company Guaranteed, 12.250% due 8/15/10....       45,400
     30,000    NR         Petroleum Helicopters Inc., Sr. Notes, 9.375% due 5/1/09
                            (c).......................................................       30,900
     35,000    BB-        Superior Energy Services Inc., LLC, Sr. Notes, Company
                            Guaranteed, 8.875% due 5/15/11............................       35,525
     25,000    B          Trico Marine Services Inc., Sr. Notes, 8.875% due 5/15/12
                            (c).......................................................       24,875
---------------------------------------------------------------------------------------------------
                                                                                            227,950
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT       RATING+                              SECURITY                               VALUE
---------------------------------------------------------------------------------------------------
OTHER CONSUMER SERVICES -- 0.5%
$    60,000    B          Coinmach Corp., Sr. Notes, 9.000% due 2/1/10 (c)............  $    61,200
                          Service Corp. International:
     55,000    BB-          Debentures, 7.875% due 2/1/13.............................       50,187
                            Sr. Notes:
     55,000    BB-             6.875% due 10/1/07.....................................       50,188
    195,000    BB-             6.500% due 3/15/08.....................................      174,525
     90,000    B+         Stewart Enterprises, Inc., Sr. Sub. Notes, Company
                            Guaranteed, 10.750% due 7/1/08............................       99,900
---------------------------------------------------------------------------------------------------
                                                                                            436,000
---------------------------------------------------------------------------------------------------
OTHER METALS/MINERALS -- 0.1%
     75,000    BBB-       Phelps Dodge Corp., Sr. Notes, 8.750% due 6/1/11............       77,491
---------------------------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 0.1%
     65,000    Ba1*       Markel Capital Trust I, Jr. Sub. Notes, Series B, 8.710% due
                            1/1/46....................................................       53,539
     45,000    BB+        PXRE Capital Trust I, Company Guaranteed, 8.850% due
                            2/1/27....................................................       31,962
---------------------------------------------------------------------------------------------------
                                                                                             85,501
---------------------------------------------------------------------------------------------------
PUBLISHING - BOOKS/MAGAZINES -- 0.5%
    425,000    BB-        Quebecor Media Inc., Sr. Notes, 11.125% due 7/15/11.........      420,750
---------------------------------------------------------------------------------------------------
PUBLISHING - NEWSPAPERS -- 0.3%
     40,000    B+         Garden State Newspapers Inc., Sr. Sub. Notes, Series B,
                            8.750% due 10/1/09........................................       39,700
                          Hollinger International Publishing Inc.:
    154,024    B            Sr. Notes, 12.125% due 11/15/10 (c).......................      145,553
     95,000    Ba3*         Sr. Sub. Notes, Company Guaranteed, 9.250% due 3/15/07....       98,325
---------------------------------------------------------------------------------------------------
                                                                                            283,578
---------------------------------------------------------------------------------------------------
PULP AND PAPER -- 0.5%
     80,000    BBB        Bowater Canada Finance Co., Sr. Notes, 7.950% due
                            11/15/11..................................................       82,679
                          Buckeye Technologies Inc., Sr. Sub. Notes:
     35,000    B+           9.250% due 9/15/08........................................       31,500
    135,000    B+           8.000% due 10/15/10.......................................      111,375
    155,000    BBB-       Georgia-Pacific Corp., Sr. Notes, 7.500% due 5/15/06........      149,440
---------------------------------------------------------------------------------------------------
                                                                                            374,994
---------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.2%
     35,000    Ba3*       Crescent Real Estate Equities L.P., Sr. Notes, 9.250% due
                            4/15/09 (c)...............................................       36,134
    130,000    NR         Host Marriott L.P., Sr. Notes, 9.500% due 1/15/07 (c).......      131,788
---------------------------------------------------------------------------------------------------
                                                                                            167,922
---------------------------------------------------------------------------------------------------
RECREATIONAL PRODUCTS -- 0.2%
    130,000    BB         Hasbro Inc., Sr. Debentures, 6.600% due 7/15/28.............       99,450
     30,000    B          The Hockey Co./Sport Maska Inc., Sr. Secured Notes, 11.250%
                            due 4/15/09 (c)...........................................       30,150
---------------------------------------------------------------------------------------------------
                                                                                            129,600
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 28

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT       RATING+                              SECURITY                               VALUE
---------------------------------------------------------------------------------------------------
RESTAURANTS -- 0.3%
$    35,000    CCC        Advantica Restaurant Group, Sr. Notes, 11.250% due
                            1/15/08...................................................  $    27,519
     25,000    B          American Restaurant Group Inc., Sr. Secured Notes, Series D,
                            11.500% due 11/1/06.......................................       22,625
     25,000    CCC+       CKE Restaurants Inc., Sr. Sub. Notes, 9.125% due 5/1/09.....       24,250
     55,000    B          D&B Acquisition Sub. Inc., Sr. Notes, 12.250% due 7/15/09
                            (c).......................................................       53,141
     20,000    B-         Friendly Ice Cream Corp., Sr. Notes, Company Guaranteed,
                            10.500% due 12/1/07.......................................       19,700
     25,000    B+         Perkins Family Restaurants, L.P., Sr. Notes, Series B,
                            10.125% due 12/15/07......................................       25,125
     60,000    B+         Sbarro Inc., Sr. Sub. Notes, Company Guaranteed, 11.000% due
                            9/15/09...................................................       60,300
---------------------------------------------------------------------------------------------------
                                                                                            232,660
---------------------------------------------------------------------------------------------------
SAVINGS BANKS -- 0.2%
    100,000    B3*        Ocwen Capital Trust I, Jr. Sub. Notes, Company Guaranteed,
                            10.875% due 8/1/27........................................       80,500
     45,000    BB-        Western Financial Bank, Sub. Debentures, 9.625% due
                            5/15/12...................................................       45,225
---------------------------------------------------------------------------------------------------
                                                                                            125,725
---------------------------------------------------------------------------------------------------
STEEL - PRODUCERS -- 0.1%
     30,000    B3*        Bay View Capital Corp., Sub. Notes, 9.125% due 8/15/07......       29,400
     20,000    B          Steel Dynamics Inc., Sr. Notes, 9.500% due 3/15/09 (c)......       21,200
     35,000    B-         WCI Steel Inc., Sr. Notes, Series B, 10.000% due 12/1/04....       19,775
---------------------------------------------------------------------------------------------------
                                                                                             70,375
---------------------------------------------------------------------------------------------------
STORES - SPECIALTY -- 0.2%
     25,000    B          Advance Stores Co., Sr. Sub. Notes, Series B, Company
                            Guaranteed, 10.250% due 4/15/08...........................       26,375
     60,000    B-         Jo-Ann Stores Inc., Sr. Sub. Notes, 10.375% due 5/1/07......       61,800
     25,000    B-         Petro Stopping Centers L.P., Sr. Notes, 10.500% due
                            2/1/07....................................................       24,125
     30,000    B+         Plains Resources Inc., Sr. Sub. Notes, Series B, Company
                            Guaranteed, 10.250% due 3/15/06...........................       31,125
     30,000    B          Von Hoffman Corp., Sr. Notes, Company Guaranteed, 10.250%
                            due 3/15/09 (c)...........................................       30,900
---------------------------------------------------------------------------------------------------
                                                                                            174,325
---------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 0.1%
     45,000    Ba2*       Avaya Inc., Sr. Secured Notes, 11.125% due 4/1/09...........       41,400
---------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - SPECIALTY -- 0.2%
     50,000    Ca*        GT Group Telecom Inc., Sr. Discount Notes, step bond to
                            yield 15.233% due 2/1/10 (e)..............................          375
    155,000    NR         Metromedia Fiber Network, Inc., Sr. Notes, 14.000% due
                            3/15/07 (c)(e)............................................       54,250
    125,000    BB-        Nortel Networks Ltd., Sr. Notes, 6.125% due 2/15/06.........       71,875
---------------------------------------------------------------------------------------------------
                                                                                            126,500
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT       RATING+                              SECURITY                               VALUE
---------------------------------------------------------------------------------------------------
TOBACCO -- 0.2%
$    25,000    BB         Dimon Inc., Sr. Notes, Series B, Company Guaranteed, 9.625%
                            due 10/15/11..............................................  $    26,312
    139,000    BB         Standard Commercial Corp., Company Guaranteed, 8.875% due
                            8/1/05....................................................      143,865
---------------------------------------------------------------------------------------------------
                                                                                            170,177
---------------------------------------------------------------------------------------------------
TRANSPORTATION -- 0.1%
     50,000    BB+        CP Ships Ltd., Sr. Notes, 10.375% due 7/15/12 (c)...........       49,500
     30,000    B+         Sea Containers Ltd., Sr. Sub. Notes, Series A, 12.500% due
                            12/1/04...................................................       29,925
     45,000    Baa2*      Windsor Petroleum Transportation Corp., Notes, 7.840% due
                            1/15/21 (c)...............................................       36,842
---------------------------------------------------------------------------------------------------
                                                                                            116,267
---------------------------------------------------------------------------------------------------
TRUCKS/CONSTRUCTION/FARM MACHINERY -- 0.2%
     80,000    B-         Columbus McKinnon Corp., Sr. Sub. Notes, Company Guaranteed,
                            8.500% due 4/1/08.........................................       74,000
     50,000    BB+        Navistar International Corp., Sr. Sub. Notes, Series B,
                            Company Guaranteed, 9.375% due 6/1/06.....................       51,750
     30,000    B          NMHG Holding Co., Company Guaranteed, 10.000% due 5/15/09
                            (c).......................................................       30,600
---------------------------------------------------------------------------------------------------
                                                                                            156,350
---------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 0.4%
     95,000    Caa1*      AirGate PCS, Inc., Sr. Sub. Discount Notes, step bond to
                            yield 13.775% to 10/1/09..................................       19,475
     65,000    Caa1*      Alamosa PCS Holdings, Inc., Sr. Discount Notes, Company
                            Guaranteed, step bond to yield 17.473% due 2/15/10........       10,075
                          Crown Castle International Corp.:
    140,000    B            Sr. Discount Notes, step bond to yield 11.238% due
                               5/15/11................................................       65,100
     85,000    B            Sr. Notes, 10.750% due 8/1/11.............................       56,525
     40,000    Caa1*      Horizon PCS, Inc., Sr. Discount Notes, Company Guaranteed,
                            step bond to yield 15.504% due 10/1/10....................        7,400
    325,000    B          Nextel Communications Inc., Sr. Discount Notes, step bond to
                            yield 15.960% due 2/15/08.................................      156,813
                          Nextel Partners, Inc., Sr. Notes:
     65,000    B3*          12.500% due 11/15/09......................................       27,625
     35,000    B3*          11.000% due 3/15/10.......................................       14,088
---------------------------------------------------------------------------------------------------
                                                                                            357,101
---------------------------------------------------------------------------------------------------
                          TOTAL CORPORATE BONDS AND NOTES (Cost -- $19,327,184).......   18,389,618
---------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE NOTES -- 1.1%
---------------------------------------------------------------------------------------------------
COMPUTER PROCESSING HARDWARE -- 0.2%
    165,000    B-         Vitesse Semiconductor Corp., Sr. Sub. Notes, 4.000% due
                            3/15/05...................................................      128,700
---------------------------------------------------------------------------------------------------
CONTRACT DRILLING -- 0.0%
     10,000    B-         Parker Drilling Co., Sub. Notes, 5.500% due 8/1/04..........        9,513
---------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS -- 0.5%
                          Celestica Inc.:
    100,000    Ba2*         Sr. Sub. Notes, 10.500% due 12/31/06......................      104,500
     90,000    Ba2*         Sub. Notes, zero coupon bond to yield 10.961% due
                               8/1/20.................................................       38,363

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
  AMOUNT       RATING+                              SECURITY                               VALUE
---------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS -- 0.5% (CONTINUED)
$   135,000    Ba3*       LSI Logic Corp., Sr. Notes, 4.000% due 2/15/05..............  $   115,088
    260,000    Ba2*       Sanmina Corp., Sr. Notes, zero coupon bond to yield 10.305%
                            due 9/12/20...............................................       96,200
     80,000    BB         Solectron Corp., Sr. Notes, zero coupon bond to yield 3.632%
                            due 5/8/20................................................       47,200
---------------------------------------------------------------------------------------------------
                                                                                            401,351
---------------------------------------------------------------------------------------------------
ELECTRONIC PRODUCTION EQUIPMENT -- 0.0%
     85,000    B-         Amkor Technologies, Inc., Sr. Notes, 5.000% due 3/15/07.....       43,138
---------------------------------------------------------------------------------------------------
HUMAN RESOURCES -- 0.1%
     75,000    Ba3*       Interim Services Inc., Sub. Notes, 4.500% due 6/1/05........       66,000
---------------------------------------------------------------------------------------------------
MEDICAL SPECIALTIES -- 0.1%
    115,000    B          Total Renal Care Holdings, Inc., Sub. Notes, 7.000% due
                            5/15/09...................................................      112,988
---------------------------------------------------------------------------------------------------
SEMICONDUCTORS -- 0.2%
    100,000    Ba3*       Cypress Semiconductors Corp., Sub. Notes, 3.750% due
                            7/1/05....................................................       85,750
     80,000    B-         TriQuint Semiconductor Inc., Sub. Notes, 4.000% due
                            3/1/07....................................................       60,800
---------------------------------------------------------------------------------------------------
                                                                                            146,550
---------------------------------------------------------------------------------------------------
                          TOTAL CONVERTIBLE CORPORATE NOTES (Cost -- $926,125)........      908,240
---------------------------------------------------------------------------------------------------
  SHARES                                            SECURITY                               VALUE
---------------------------------------------------------------------------------------------------
COMMON STOCK -- 0.0%
---------------------------------------------------------------------------------------------------
FOODS - MAJOR DIVERSIFIED -- 0.0%
      3,630               Aurora Foods Inc. (f).......................................        5,445
---------------------------------------------------------------------------------------------------
SPECIALTY TELECOMMUNICATIONS -- 0.0%
         66               McLeodUSA Inc. (f)..........................................           27
      5,226               Song Networks Holdings ADR (f)..............................          940
---------------------------------------------------------------------------------------------------
                                                                                                967
---------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 0.0%
        294               Crown Castle International Corp. (f)........................        1,155
---------------------------------------------------------------------------------------------------
                          TOTAL COMMON STOCK (Cost -- $10,897)........................        7,567
---------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 0.0%
---------------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.0%
         50               Northrop Grumman Corp., Equity Security Units, 7.250% due
                            11/1/04...................................................        6,625
---------------------------------------------------------------------------------------------------
MAJOR TELECOMMUNICATIONS -- 0.0%
         75               Broadwing Communications, Inc., 12.500%.....................       11,437
---------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - SPECIALTY -- 0.0%
        300               Global Crossing Ltd., 6.750% due 4/15/12....................           15
---------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 0.0%
        700               Crown Castle International Corp., 6.250%....................       12,862
         60               Dobson Communications Corp., Payment-in-kind, 13.000%.......        2,835
        200               Motorola Inc., Equity Security Units, 7.000% due 11/16/04...        9,174
---------------------------------------------------------------------------------------------------
                                                                                             24,871
---------------------------------------------------------------------------------------------------
                          TOTAL PREFERRED STOCK (Cost -- $156,858)....................       42,948
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

 WARRANTS                                           SECURITY                               VALUE
---------------------------------------------------------------------------------------------------
WARRANTS (F) -- 0.0%
---------------------------------------------------------------------------------------------------
BROADCASTING -- 0.0%
        450               UIH Australia, Expires 5/15/06..............................  $         4
---------------------------------------------------------------------------------------------------
COMMERCIAL PRINTING/FORMS -- 0.0%
         60               Merrill Corp., Expires 5/1/09...............................            6
---------------------------------------------------------------------------------------------------
CONTAINERS/PACKAGING -- 0.0%
         10               Pliant Corp., Expires 6/1/10................................          102
---------------------------------------------------------------------------------------------------
INTERNET SOFTWARE/SERVICES -- 0.0%
         90               WAM!NET Inc., Expires 3/1/05................................            1
         60               Znet Internet Services, Expires 7/1/09......................            0
---------------------------------------------------------------------------------------------------
                                                                                                  1
---------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - SPECIALTY -- 0.0%
         50               GT Group Telecom Inc., Expires 2/1/10 (c)...................           75
        150               RSL Communications Ltd., Expires 11/15/06...................           21
---------------------------------------------------------------------------------------------------
                                                                                                 96
---------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 0.0%
         40               Horizon PCS, Inc., Expires 10/1/10..........................            2
        100               Iridium World Communications Ltd., Expires 7/15/05 (c)......            1
         50               IWO Holdings Inc., Expires 1/15/11..........................           18
---------------------------------------------------------------------------------------------------
                                                                                                 21
---------------------------------------------------------------------------------------------------
                          TOTAL WARRANTS (Cost -- $22,109)............................          230
---------------------------------------------------------------------------------------------------
                          TOTAL HIGH YIELD SECTOR (Cost -- $20,443,173)...............   19,348,603
---------------------------------------------------------------------------------------------------
   FACE
 AMOUNT++                                           SECURITY                               VALUE
---------------------------------------------------------------------------------------------------
INTERNATIONAL SECTOR -- 17.8%
---------------------------------------------------------------------------------------------------
BONDS -- 17.8%
---------------------------------------------------------------------------------------------------
AUSTRIA -- 1.2%
  1,000,000(EUR)          Republic of Austria, 3.400% due 10/20/04....................      971,765
---------------------------------------------------------------------------------------------------
CANADA -- 2.4%
  3,000,000               Canada Government, 5.000% due 9/1/04 (a)....................    2,013,518
---------------------------------------------------------------------------------------------------
DENMARK -- 4.0%
 25,000,000               Kingdom of Denmark, 5.000% due 11/15/03 (a).................    3,354,242
---------------------------------------------------------------------------------------------------
GERMANY -- 3.8%
  3,000,000(EUR)          Bundesobligation, 5.000% due 8/19/05 (a)....................    3,013,260
    100,000(EUR)          Messer Griesheim Holdings AG, Sr. Notes, 10.375% due
                            6/1/11....................................................      105,784
---------------------------------------------------------------------------------------------------
                                                                                          3,119,044
---------------------------------------------------------------------------------------------------
NEW ZEALAND -- 0.9%
  1,500,000               New Zealand Government, 6.500% due 2/15/05..................      732,232
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   FACE
 AMOUNT++                                           SECURITY                               VALUE
---------------------------------------------------------------------------------------------------
SUPERNATIONAL -- 1.9%
    500,000(GBP)          European Investment Bank, 7.000% due 12/8/03................  $   783,993
    500,000(GBP)          Inter-American Development Bank, 7.125% due 11/26/04........      796,472
---------------------------------------------------------------------------------------------------
                                                                                          1,580,465
---------------------------------------------------------------------------------------------------
SWEDEN -- 3.3%
 27,000,000               Swedish Government, 3.500% due 4/20/06......................    2,772,749
---------------------------------------------------------------------------------------------------
UNITED KINGDOM -- 0.3%
    335,000(EUR)          COLT Telecom Group PLC, Sr. Notes, 2.000% due 4/3/07 (c)....      136,305
     65,000(EUR)          Ono Finance PLC, Sr. Notes, 14.000% due 7/15/10.............       22,454
    105,000(EUR)          Telewest Communication PLC, 5.250% due 2/19/07 (c)..........       60,131
---------------------------------------------------------------------------------------------------
                                                                                            218,890
---------------------------------------------------------------------------------------------------
UNITED STATES -- 0.0%
     40,000(EUR)          The Manitowoc Co. Inc., Sr. Sub. Notes, 10.375% due 5/15/11
                            (c).......................................................       42,190
---------------------------------------------------------------------------------------------------
                          TOTAL INTERNATIONAL SECTOR (Cost -- $14,134,857)............   14,805,095
---------------------------------------------------------------------------------------------------
                          SUB-TOTAL INVESTMENTS (Cost -- $73,084,313).................   73,184,523
---------------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                             SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 11.9%
$ 9,837,000                J.P. Morgan Chase & Co., 1.800% due 7/1/02; Proceeds at
                             maturity -- $9,838,476; (Fully collateralized by U.S.
                             Treasury Bonds, 7.250% to 13.875% due 5/15/09 to 2/15/20;
                             Market value -- $10,033,794) (Cost -- $9,837,000).........    9,837,000
----------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS -- 100% (Cost -- $82,921,313**)...........  $83,021,523
----------------------------------------------------------------------------------------------------

 + All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
 ++ Face amount represents local currency, unless otherwise indicated.
(a) All or a portion of this security is segregated for open forward foreign currency contracts and "to-be-announced" trades.
(b)   Security is traded on a "to-be-announced" basis (See Note
      12).
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d) Subsequent to the reporting period, on August 11, 2002, the company filed for bankruptcy.
(e)   Bond is in default.
(f)   Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is substantially the same.

      Currency abbreviations used in this schedule:
      ------------------------------------------------------------
      EUR -- Euro.
      GBP -- British Pound.

      See page 57 for definition of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                  SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND

 SHARES                                 SECURITY                                VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 91.3%
----------------------------------------------------------------------------------------
CHEMICALS -- 2.9%
   6,100      Engelhard Corp. ............................................    $  172,752
   1,000      IMC Global Inc. ............................................        12,500
----------------------------------------------------------------------------------------
                                                                                 185,252
----------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 5.7%
   8,200      Hasbro, Inc. ...............................................       111,192
   3,900      Mattel, Inc. ...............................................        82,212
   6,000      McDonald's Corp. ...........................................       170,700
----------------------------------------------------------------------------------------
                                                                                 364,104
----------------------------------------------------------------------------------------
ELECTRIC PRODUCTS -- 1.4%
   1,600      Emerson Electric Co. .......................................        85,616
----------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - MISCELLANEOUS -- 1.4%
   2,000      Flextronics International Ltd.+.............................        14,260
  12,000      Solectron Corp.+............................................        73,800
----------------------------------------------------------------------------------------
                                                                                  88,060
----------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - SEMICONDUCTORS -- 5.9%
  20,226      Agere Systems Inc., Class A Shares+.........................        28,316
   5,555      Agere Systems Inc., Class B Shares+.........................         8,332
   4,900      Intel Corp. ................................................        89,523
   4,100      Lattice Semiconductor Corp.+................................        35,834
   8,100      LSI Logic Corp.+............................................        70,875
   5,900      Texas Instruments, Inc. ....................................       139,830
----------------------------------------------------------------------------------------
                                                                                 372,710
----------------------------------------------------------------------------------------
ENERGY -- 6.5%
   3,000      Anadarko Petroleum Corp. ...................................       147,900
     900      ChevronTexaco Corp. ........................................        79,650
   3,000      Conoco, Inc. ...............................................        83,400
   5,000      El Paso Corp. ..............................................       103,050
----------------------------------------------------------------------------------------
                                                                                 414,000
----------------------------------------------------------------------------------------
FINANCE -- 12.6%
   2,500      Ambac Financial Group, Inc. ................................       168,000
   4,500      American Express Co. .......................................       163,440
   1,000      Bank One Corp. .............................................        38,480
   4,100      Countrywide Credit Industries, Inc. ........................       197,825
   2,400      MBIA Inc. ..................................................       135,672
   1,400      MGIC Investment Corp. ......................................        94,920
----------------------------------------------------------------------------------------
                                                                                 798,337
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 34

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                  SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND

 SHARES                                 SECURITY                                VALUE
----------------------------------------------------------------------------------------
HEALTHCARE -- 11.4%
   4,500      Bentley Pharmaceuticals, Inc.+..............................    $   52,200
   2,500      Bristol-Myers Squibb Co. ...................................        64,250
   1,050      Enzo Biochem, Inc.+.........................................        15,047
   1,300      ICN Pharmaceuticals, Inc. ..................................        31,473
   2,900      Merck & Co., Inc. ..........................................       146,856
   4,300      Pharmacia Corp. ............................................       161,035
   5,000      Schering-Plough Corp. ......................................       123,000
   2,500      Wyeth.......................................................       128,000
----------------------------------------------------------------------------------------
                                                                                 721,861
----------------------------------------------------------------------------------------
INSURANCE -- 7.3%
   5,200      Allstate Corp. .............................................       192,296
   2,800      The Chubb Corp. ............................................       198,240
   1,800      St. Paul Cos., Inc. ........................................        70,056
----------------------------------------------------------------------------------------
                                                                                 460,592
----------------------------------------------------------------------------------------
MANUFACTURING -- 3.3%
   5,000      Fleetwood Enterprises+......................................        43,500
   3,000      Honeywell International, Inc. ..............................       105,690
   3,000      Pall Corp. .................................................        62,250
----------------------------------------------------------------------------------------
                                                                                 211,440
----------------------------------------------------------------------------------------
MATERIALS AND PROCESSING -- 4.2%
   5,600      Alcoa, Inc. ................................................       185,640
   6,500      Brush Engineered Materials, Inc.+...........................        80,600
----------------------------------------------------------------------------------------
                                                                                 266,240
----------------------------------------------------------------------------------------
MULTIMEDIA -- 5.8%
   4,000      AOL Time Warner, Inc.+......................................        58,840
   1,200      Comcast Corp., Class A Shares+..............................        28,608
   9,100      Liberty Media Corp., Class A Shares+........................        91,000
   2,500      Metro-Goldwyn-Mayer, Inc.+..................................        29,250
   2,000      News Corp., Ltd. - Sponsored ADR............................        45,860
   6,100      The Walt Disney Co. ........................................       115,290
----------------------------------------------------------------------------------------
                                                                                 368,848
----------------------------------------------------------------------------------------
OIL FIELD SERVICES -- 2.8%
   3,200      Global Santa Fe Corp. ......................................        87,520
   5,000      Varco International, Inc.+..................................        87,700
----------------------------------------------------------------------------------------
                                                                                 175,220
----------------------------------------------------------------------------------------
PAPER PRODUCTS -- 2.5%
   4,000      Smurfit-Stone Container Corp.+..............................        61,680
   1,500      Weyerhauser Co. ............................................        95,775
----------------------------------------------------------------------------------------
                                                                                 157,455
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                  SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND

 SHARES                                 SECURITY                                VALUE
----------------------------------------------------------------------------------------
       S
TECHNOLOGY -- 8.2%
   6,300      3Com Corp.+.................................................    $   27,720
   2,400      Agilent Technologies, Inc.+.................................        56,760
   1,000      Electronic Data Systems Corp. ..............................        37,150
   1,500      Electronics for Imaging, Inc.+..............................        23,865
     800      International Business Machines Corp. ......................        57,600
  21,000      Lucent Technologies, Inc.+..................................        34,860
  11,000      Micromuse, Inc.+............................................        51,040
   3,500      Raytheon Co. ...............................................       142,625
  10,000      RealNetworks, Inc.+.........................................        40,700
   6,000      Register.com, Inc.+.........................................        45,720
----------------------------------------------------------------------------------------
                                                                                 518,040
----------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 8.9%
  90,600      Ericsson (LM) Telephone Co. - Sponsored ADR.................       130,464
   4,000      Motorola, Inc. .............................................        57,680
   5,000      Nippon Telegraph & Telephone Corp. - Sponsored ADR..........       102,950
   3,000      Nokia Corp. - Sponsored ADR.................................        43,440
  10,000      Qwest Communications International, Inc.+...................        28,000
   3,400      Scientific-Atlanta, Inc. ...................................        55,930
   3,400      Sprint Corp - PCS Group+....................................        15,198
   2,000      Verizon Communications, Inc. ...............................        80,300
   3,600      Vodafone Group PLC - Sponsored ADR..........................        49,140
----------------------------------------------------------------------------------------
                                                                                 563,102
----------------------------------------------------------------------------------------
WASTE DISPOSAL -- 0.5%
   1,800      Republic Services, Inc.+....................................        34,326
----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK (Cost -- $6,866,424).....................     5,785,203
----------------------------------------------------------------------------------------
  FACE
 AMOUNT                                 SECURITY                                VALUE
----------------------------------------------------------------------------------------
       S
REPURCHASE AGREEMENT -- 8.7%
$552,000      J.P. Morgan Chase & Co., 1.800% due 7/1/02; Proceeds at
                maturity -- $552,083; (Fully collateralized by U.S.
                Treasury Bonds, 7.250% to 13.875% due 5/15/09 to 2/15/20;
                Market value -- $563,043) (Cost -- $552,000)..............       552,000
----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $7,418,424*).............    $6,337,203
----------------------------------------------------------------------------------------

+    Non-income producing security.
*    Aggregate cost for Federal income tax purposes is
     substantially the same.

     Abbreviation used in this schedule:
     ADR -- American Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 36

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
COMMON STOCK -- 95.9%
---------------------------------------------------------------------------------------------
AUTO AND TRANSPORTATION -- 2.0%
     15,739      AMR Corp.+..................................................    $    265,360
     38,709      Burlington Northern Santa Fe Corp. .........................       1,161,270
      7,495      Cooper Tire & Rubber Co. ...................................         154,022
     21,508      CSX Corp. ..................................................         753,855
      4,138      Cummins Inc. ...............................................         136,968
     14,918      Dana Corp. .................................................         276,431
     56,618      Delphi Corp. ...............................................         747,358
     12,483      Delta Air Lines, Inc. ......................................         249,660
      6,907      Eaton Corp. ................................................         502,484
     29,989      FedEx Corp. ................................................       1,601,413
    182,562      Ford Motor Co. .............................................       2,920,992
     55,871      General Motors Corp. .......................................       2,986,305
     17,497      Genuine Parts Co. ..........................................         610,120
     16,328      The Goodyear Tire & Rubber Co. .............................         305,497
      8,950      ITT Industries, Inc. .......................................         631,870
      8,772      Johnson Controls, Inc. .....................................         715,883
      5,952      Navistar International Corp.+...............................         190,464
     38,685      Norfolk Southern Corp. .....................................         904,455
     11,646      PACCAR Inc. ................................................         516,966
      6,177      Ryder System, Inc. .........................................         167,335
      5,689      Snap-on Inc. ...............................................         168,906
     77,176      Southwest Airlines Co. .....................................       1,247,164
     12,775      TRW Inc. ...................................................         727,920
     25,073      Union Pacific Corp. ........................................       1,586,619
     13,071      Visteon Corp. ..............................................         185,608
---------------------------------------------------------------------------------------------
                                                                                   19,714,925
---------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 16.7%
      5,923      Alberto-Culver Co., Class B Shares..........................         283,119
     41,047      Albertson's, Inc. ..........................................       1,250,292
      6,374      American Greetings Corp., Class A Shares+...................         106,191
    445,503      AOL Time Warner Inc.(a).....................................       6,553,349
     17,299      Apollo Group, Inc., Class A Shares+.........................         681,927
     10,644      AutoZone, Inc.+.............................................         822,781
     23,756      Avon Products, Inc. ........................................       1,241,013
     29,255      Bed Bath & Beyond Inc.+.....................................       1,104,084
     32,043      Best Buy Co., Inc.+.........................................       1,163,161
     11,437      Big Lots, Inc.+.............................................         225,080
      8,969      Brunswick Corp. ............................................         251,132
     58,850      Carnival Corp. .............................................       1,629,556
     98,743      Cendant Corp.+..............................................       1,568,039
     17,007      Cintas Corp. ...............................................         840,656
     20,807      Circuit City Stores - Circuit City Group....................         390,131
     60,156      Clear Channel Communications, Inc.+.........................       1,926,195
     23,419      The Clorox Co. .............................................         968,376
     55,502      Colgate-Palmolive Co. ......................................       2,777,875
     95,032      Comcast Corp., Class A Shares+..............................       2,265,563

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 16.7% (CONTINUED)
     17,196      Convergys Corp.+............................................    $    334,978
     45,650      Costco Wholesale Corp.+.....................................       1,763,003
     39,271      CVS Corp. ..................................................       1,201,693
     17,631      Darden Restaurants, Inc. ...................................         435,486
      6,643      Deluxe Corp. ...............................................         258,346
      8,438      Dillard's Inc., Class A Shares..............................         221,835
     33,680      Dollar General Corp. .......................................         640,930
      8,442      Dow Jones & Co., Inc. ......................................         409,015
     29,412      Eastman Kodak Co. ..........................................         857,948
     41,600      Equity Office Properties Trust..............................       1,252,160
     27,100      Equity Residential Properties Trust.........................         779,125
     17,434      Family Dollar Stores, Inc. .................................         614,548
     19,251      Federated Department Stores, Inc.+..........................         764,265
     26,710      Gannett Co., Inc. ..........................................       2,027,289
     86,813      The Gap, Inc. ..............................................       1,232,745
    106,133      The Gillette Co. ...........................................       3,594,725
     30,385      Harley-Davidson, Inc. ......................................       1,557,839
     11,213      Harrah's Entertainment, Inc.+...............................         497,297
     17,337      Hasbro, Inc. ...............................................         235,090
     37,224      Hilton Hotels Corp. ........................................         517,414
    235,793      The Home Depot, Inc. .......................................       8,660,677
      9,717      International Flavors & Fragrances Inc. ....................         315,705
      9,100      International Game Technology+..............................         515,970
     37,984      The Interpublic Group of Cos., Inc. ........................         940,484
     26,752      J.C. Penney Co., Inc. ......................................         589,079
     12,500      Jones Apparel Group, Inc.+..................................         468,750
     52,862      Kimberly-Clark Corp. .......................................       3,277,444
      8,490      Knight-Ridder, Inc. ........................................         534,446
     33,655      Kohl's Corp.+...............................................       2,358,542
     80,447      The Kroger Co. .............................................       1,600,895
     19,790      Leggett & Platt, Inc. ......................................         463,086
     52,391      Limited Brands..............................................       1,115,928
     10,452      Liz Claiborne, Inc. ........................................         332,374
     78,022      Lowe's Cos., Inc. ..........................................       3,542,199
     24,167      Marriott International, Inc., Class A Shares................         919,554
     43,358      Mattel, Inc. ...............................................         913,987
     29,567      The May Department Stores Co. ..............................         973,641
      7,623      Maytag Corp. ...............................................         325,121
    129,415      McDonald's Corp. ...........................................       3,681,857
     19,460      The McGraw-Hill Cos., Inc. .................................       1,161,762
      4,884      Meredith Corp. .............................................         187,301
     15,847      Moody's Corp. ..............................................         788,388
     15,039      The New York Times Co., Class A Shares......................         774,509
     27,014      Newell Rubbermaid Inc. .....................................         947,111
     27,008      NIKE, Inc., Class B Shares..................................       1,448,979
     13,535      Nordstrom, Inc. ............................................         306,568
     31,030      Office Depot, Inc.+.........................................         521,304
     18,635      Omnicom Group Inc. .........................................         853,483

                       SEE NOTES TO FINANCIAL STATEMENTS.
 38

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 16.7% (CONTINUED)
     15,963      Pactiv Corp.+...............................................    $    379,919
     37,748      Paychex, Inc. ..............................................       1,181,135
    130,432      The Proctor & Gamble Co. ...................................      11,647,578
     11,580      R.R. Donnelley & Sons Co. ..................................         319,029
     18,002      RadioShack Corp. ...........................................         541,140
      6,031      Reebok International Ltd.+..................................         177,915
     17,677      Robert Half International Inc.+.............................         411,874
     14,321      Sabre Holdings Corp.+.......................................         512,692
     50,435      Safeway Inc.+...............................................       1,472,198
     32,557      Sears, Roebuck and Co. .....................................       1,767,845
     46,552      Staples, Inc.+..............................................         917,074
     38,660      Starbucks Corp.+............................................         960,701
     19,774      Starwood Hotels and Resorts Worldwide, Inc. ................         650,367
     13,368      SUPERVALU Inc. .............................................         327,917
     90,943      Target Corp. ...............................................       3,464,928
     14,630      Tiffany & Co. ..............................................         514,976
     54,802      The TJX Cos., Inc. .........................................       1,074,667
     11,076      TMP Worldwide Inc.+.........................................         238,134
     20,770      Toys 'R' Us, Inc.+..........................................         362,852
     29,971      Tribune Co. ................................................       1,303,739
      5,645      Tupperware Corp. ...........................................         117,360
     53,826      Unilever N.V., NY Shares....................................       3,487,925
     23,447      Univision Communications Inc., Class A Shares+..............         736,236
     11,130      V.F. Corp. .................................................         436,407
    178,353      Viacom Inc., Class B Shares+................................       7,913,523
    448,465      Wal-Mart Stores, Inc.++.....................................      24,670,060
    102,905      Walgreen Co.++..............................................       3,975,220
    205,172      The Walt Disney Co. ........................................       3,877,751
     10,576      Wendy's International, Inc. ................................         421,242
      6,791      Whirlpool Corp. ............................................         443,860
     14,266      Winn-Dixie Stores, Inc. ....................................         222,407
     29,134      Yum! Brands, Inc.+..........................................         852,170
---------------------------------------------------------------------------------------------
                                                                                  159,144,236
---------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 5.8%
      3,609      Adolph Coors Co., Class B Shares............................         224,841
     88,983      Anheuser-Busch Cos., Inc. ..................................       4,449,150
     66,245      Archer-Daniels-Midland Co. .................................         847,274
      6,965      Brown-Forman Corp., Class B Shares..........................         480,585
     41,283      Campbell Soup Co. ..........................................       1,141,888
    249,931      The Coca-Cola Co. ..........................................      13,996,136
     44,927      Coca-Cola Enterprises Inc. .................................         991,988
     54,192      ConAgra Foods, Inc. ........................................       1,498,409
     14,953      Fortune Brands, Inc. .......................................         837,368
     36,693      General Mills, Inc. ........................................       1,617,427
     35,136      H.J. Heinz Co. .............................................       1,444,090
     13,563      Hershey Foods Corp. ........................................         847,688
     40,780      Kellogg Co. ................................................       1,462,371
     19,302      Loews Corp. ................................................       1,022,813

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 5.8% (CONTINUED)
     28,750      The Pepsi Bottling Group, Inc. .............................    $    885,500
    175,975      PepsiCo, Inc. ..............................................       8,481,995
    218,005      Philip Morris Cos. Inc. ....................................       9,522,458
     79,280      Sara Lee Corp. .............................................       1,636,339
     67,039      Sysco Corp. ................................................       1,824,802
     17,067      UST Inc. ...................................................         580,278
     22,696      Wm. Wrigley Jr. Co. ........................................       1,256,224
---------------------------------------------------------------------------------------------
                                                                                   55,049,624
---------------------------------------------------------------------------------------------
FINANCE -- 19.0%
     26,050      ACE Ltd. ...................................................         823,180
     52,578      AFLAC INC. .................................................       1,682,496
     71,768      The Allstate Corp. .........................................       2,653,981
     10,536      Ambac Financial Group, Inc. ................................         708,019
    134,210      American Express Co. .......................................       4,874,507
    262,929      American International Group, Inc. .........................      17,939,646
     36,683      AmSouth Bancorp. ...........................................         820,966
     27,000      Aon Corp. ..................................................         795,960
    158,389      Bank of America Corp. ......................................      11,144,250
     74,091      The Bank of New York Co., Inc. .............................       2,500,571
    117,531      Bank One Corp. .............................................       4,522,593
     46,326      BB&T Corp. .................................................       1,788,184
      9,981      The Bear Stearns Cos. Inc. .................................         610,837
     21,593      Capital One Financial Corp. ................................       1,318,253
    137,444      Charles Schwab Corp. .......................................       1,539,373
     22,544      Charter One Financial, Inc. ................................         775,063
     17,030      The Chubb Corp. ............................................       1,205,724
     14,497      CIGNA Corp. ................................................       1,412,298
     16,236      Cincinnati Financial Corp. .................................         755,461
    517,734      Citigroup Inc. .............................................      20,062,193
     17,925      Comerica Inc. ..............................................       1,100,595
     51,214      Concord EFS, Inc.+..........................................       1,543,590
     33,875      Conseco, Inc.+..............................................          67,750
     12,409      Countrywide Credit Industries, Inc. ........................         598,734
     14,710      Equifax Inc. ...............................................         397,170
    100,559      Fannie Mae..................................................       7,416,226
     58,752      Fifth Third Bancorp. .......................................       3,915,821
     13,476      First Tennessee National Corp. .............................         516,131
    105,005      FleetBoston Financial Corp. ................................       3,396,912
     26,425      Franklin Resources, Inc. ...................................       1,126,762
     69,977      Freddie Mac.................................................       4,282,592
     15,789      Golden West Financial Corp. ................................       1,085,967
     18,339      H&R Block, Inc. ............................................         846,345
     24,698      The Hartford Financial Services Group, Inc. ................       1,468,790
     46,083      Household International, Inc. ..............................       2,290,325
     25,385      Huntington Bancshares Inc. .................................         492,977
    198,715      J.P. Morgan Chase & Co. ....................................       6,740,413
     15,024      Jefferson-Pilot Corp. ......................................         706,128
     30,056      John Hancock Financial Services, Inc. ......................       1,057,971

                       SEE NOTES TO FINANCIAL STATEMENTS.
 40

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
FINANCE -- 19.0% (CONTINUED)
     42,584      KeyCorp.....................................................    $  1,162,543
     24,530      Lehman Brothers Holdings Inc. ..............................       1,533,616
     19,064      Lincoln National Corp. .....................................         800,688
     27,654      Marsh & McLennan Cos., Inc. ................................       2,671,376
     21,586      Marshall & Ilsley Corp. ....................................         667,655
     14,814      MBIA, Inc. .................................................         837,435
     85,663      MBNA Corp. .................................................       2,832,875
     47,017      Mellon Financial Corp. .....................................       1,477,744
     84,837      Merrill Lynch & Co., Inc. ..................................       3,435,899
     72,821      MetLife, Inc. ..............................................       2,097,245
     10,709      MGIC Investment Corp. ......................................         726,070
    110,757      Morgan Stanley..............................................       4,771,412
     61,003      National City Corp. ........................................       2,028,350
     22,310      Northern Trust Corp. .......................................         982,979
     29,033      PNC Financial Services Group................................       1,517,845
     22,179      The Progressive Corp. ......................................       1,283,055
     28,660      Providian Financial Corp.+..................................         168,521
     22,782      Regions Financial Corp. ....................................         800,787
     12,707      SAFECO Corp. ...............................................         392,519
     15,804      SLM Corp. ..................................................       1,531,408
     34,815      SouthTrust Corp. ...........................................         909,368
     20,942      St. Paul Cos., Inc. ........................................         815,063
     32,576      State Street Cos., Inc. ....................................       1,456,147
     22,280      Stillwell Financial, Inc. ..................................         405,496
     29,004      SunTrust Banks, Inc. .......................................       1,964,151
     29,385      Synovus Financial Corp. ....................................         808,675
     12,459      T. Rowe Price Group Inc. ...................................         409,652
     12,538      Torchmark Corp. ............................................         478,952
    192,229      U.S. BanCorp................................................       4,488,547
     20,856      Union Planters Corp. .......................................         675,109
     24,397      UnumProvident Corp. ........................................         620,904
    137,035      Wachovia Corp. .............................................       5,231,996
     96,772      Washington Mutual, Inc.++...................................       3,591,209
    170,637      Wells Fargo & Co. ..........................................       8,542,088
     13,300      XL Capital Ltd., Class A Shares.............................       1,126,510
      9,232      Zions Bancorp. .............................................         480,987
---------------------------------------------------------------------------------------------
                                                                                  180,709,630
---------------------------------------------------------------------------------------------
HEALTHCARE -- 12.6%
    156,654      Abbott Laboratories.........................................       5,898,023
     14,413      Aetna Inc. .................................................         691,392
     13,173      Allergan, Inc. .............................................         879,298
     10,500      AmerisourceBergen Corp. ....................................         798,000
    105,473      Amgen Inc.+.................................................       4,417,209
     21,249      Applera Corp. - Applied Biosystems Group....................         414,143
      5,505      Bausch & Lomb Inc. .........................................         186,344
     59,516      Baxter International Inc. ..................................       2,645,486
     26,078      Becton, Dickinson and Co. ..................................         898,387
     14,824      Biogen, Inc.+...............................................         614,158

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
HEALTHCARE -- 12.6% (CONTINUED)
     27,028      Biomet, Inc. ...............................................    $    732,999
     40,773      Boston Scientific Corp.+....................................       1,195,464
    194,665      Bristol-Myers Squibb Co. ...................................       5,002,890
      5,149      C. R. Bard, Inc. ...........................................         291,330
     45,235      Cardinal Health, Inc. ......................................       2,777,881
     19,037      Chiron Corp.+...............................................         672,958
    113,149      Eli Lilly and Co. ..........................................       6,381,604
     18,023      Forest Laboratories, Inc.+..................................       1,276,028
     21,400      Genzyme Corp.+..............................................         411,736
     30,695      Guidant Corp.+..............................................         927,910
     51,862      HCA Inc. ...................................................       2,463,445
     24,500      Health Management Associates, Inc., Class A Shares+.........         493,675
     39,296      HEALTHSOUTH Corp.+..........................................         502,596
     16,880      Humana Inc.+................................................         263,834
     54,700      Immunex Corp.+..............................................       1,221,998
     29,697      IMS Health Inc. ............................................         533,061
    308,711      Johnson & Johnson...........................................      16,133,237
     24,876      King Pharmaceuticals, Inc.+.................................         553,491
     10,060      Manor Care Inc.+............................................         231,380
     28,886      McKesson Corp. .............................................         944,572
     25,001      MedImmune, Inc.+............................................         660,026
    121,784      Medtronic, Inc. ............................................       5,218,444
    228,959      Merck & Co. Inc. ...........................................      11,594,484
    632,540      Pfizer Inc. ................................................      22,138,900
     12,093      Quintiles Transnational Corp.+..............................         151,042
    147,232      Schering-Plough Corp. ......................................       3,621,907
      8,708      St. Jude Medical, Inc.+.....................................         643,086
     19,708      Stryker Corp. ..............................................       1,054,575
     32,680      Tenet Healthcare Corp.+.....................................       2,338,254
     31,422      UnitedHealth Group Inc. ....................................       2,876,684
     13,200      Waters Corp.+...............................................         352,440
     10,543      Watson Pharmaceuticals, Inc.+...............................         266,422
     14,510      WellPoint Health Networks Inc.+.............................       1,129,023
    132,740      Wyeth.......................................................       6,796,288
     19,543      Zimmer Holdings, Inc.+......................................         696,903
---------------------------------------------------------------------------------------------
                                                                                  119,993,007
---------------------------------------------------------------------------------------------
INTEGRATED OILS -- 6.1%
      8,947      Amerada Hess Corp. .........................................         738,127
      7,027      Ashland Inc. ...............................................         284,593
    107,356      ChevronTexaco Corp. ........................................       9,501,006
     62,892      Conoco Inc. ................................................       1,748,398
    688,383      Exxon Mobil Corp. ..........................................      28,168,632
     10,067      Kerr-McGee Corp. ...........................................         539,088
     31,153      Marathon Oil Corp. .........................................         844,869
     37,669      Occidental Petroleum Corp. .................................       1,129,693
     38,317      Phillips Petroleum Co. .....................................       2,256,105
    213,790      Royal Dutch Petroleum Co., NY Shares........................      11,816,173

                       SEE NOTES TO FINANCIAL STATEMENTS.
 42

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
INTEGRATED OILS -- 6.1% (CONTINUED)
      7,574      Sunoco, Inc. ...............................................    $    269,862
     24,595      Unocal Corp. ...............................................         908,539
---------------------------------------------------------------------------------------------
                                                                                   58,205,085
---------------------------------------------------------------------------------------------
MATERIALS AND PROCESSING -- 4.0%
     22,839      Air Products and Chemicals, Inc. ...........................       1,152,684
     32,351      Alcan Inc. .................................................       1,213,810
     85,357      Alcoa Inc. .................................................       2,829,585
      7,380      Allegheny Technologies, Inc. ...............................         116,604
     11,049      Avery Dennison Corp. .......................................         693,325
      5,612      Ball Corp. .................................................         232,786
     53,708      Barrick Gold Corp. .........................................       1,019,915
      5,289      Bemis Co., Inc. ............................................         251,227
      7,989      The Black & Decker Corp. ...................................         385,070
      5,985      Boise Cascade Corp. ........................................         206,662
     90,677      The Dow Chemical Co. .......................................       3,117,475
    103,251      E.I. Du Pont De Nemours & Co. ..............................       4,584,344
      7,648      Eastman Chemical Co. .......................................         358,691
     12,762      Ecolab Inc. ................................................         589,987
     13,069      Engelhard Corp. ............................................         370,114
     14,698      Freeport-McMoRan Copper & Gold, Inc., Class B Shares+.......         262,359
     23,069      Georgia-Pacific Corp. ......................................         567,036
      4,955      Great Lakes Chemical Corp. .................................         131,258
     11,218      Hercules Inc.+..............................................         130,129
     18,645      Inco Ltd.+..................................................         422,123
     48,432      International Paper Co. ....................................       2,110,667
     10,741      Louisiana-Pacific Corp.+....................................         113,747
     46,076      Masco Corp. ................................................       1,249,120
     20,046      MeadWestvaco Corp. .........................................         672,744
     39,252      Newmont Mining Corp. .......................................       1,033,505
      7,745      Nucor Corp. ................................................         503,735
    130,490      Pharmacia Corp. ............................................       4,886,850
      8,572      Phelps Dodge Corp.+.........................................         353,166
     32,826      Placer Dome Inc. ...........................................         367,979
     18,214      Plum Creek Timber Co., Inc. ................................         559,170
     16,932      PPG Industries, Inc. .......................................       1,048,091
     16,144      Praxair, Inc. ..............................................         919,724
     22,132      Rohm and Haas Co. ..........................................         896,125
      8,453      Sealed Air Corp.+...........................................         340,402
     15,571      The Sherwin-Williams Co. ...................................         466,040
      7,327      Sigma-Aldrich Corp. ........................................         367,449
     17,875      Simon Property Group, Inc. .................................         658,515
      8,613      The Stanley Works...........................................         353,219
      5,358      Temple-Inland Inc. .........................................         310,014
     10,167      United States Steel Corp. ..................................         202,222
     10,077      Vulcan Materials Co. .......................................         441,373

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
MATERIALS AND PROCESSING -- 4.0% (CONTINUED)
     22,077      Weyerhaeuser Co. ...........................................    $  1,409,616
      8,412      Worthington Industries, Inc. ...............................         152,257
---------------------------------------------------------------------------------------------
                                                                                   38,050,914
---------------------------------------------------------------------------------------------
OTHER ENERGY -- 1.2%
     25,082      Andarko Petroleum Corp. ....................................       1,236,543
     13,793      Apache Corp. ...............................................         792,822
     33,902      Baker Hughes Inc. ..........................................       1,128,598
     15,753      BJ Services Co.(a)..........................................         533,712
     20,136      Burlington Resources Inc. ..................................         765,168
     15,530      Devon Energy Corp. .........................................         765,318
     11,664      EOG Resources, Inc. ........................................         463,061
     43,106      Halliburton Co. ............................................         687,110
      6,255      McDermott International, Inc.+..............................          50,665
     14,046      Nabors Industries, Ltd.+....................................         495,824
     13,344      Noble Corp.+................................................         515,078
      9,519      Rowan Cos., Inc. ...........................................         204,183
     58,005      Schlumberger Ltd. ..........................................       2,697,232
     31,984      Transocean Inc. ............................................         996,302
---------------------------------------------------------------------------------------------
                                                                                   11,331,616
---------------------------------------------------------------------------------------------
PRODUCER DURABLES -- 7.7%
     39,437      3M Co. .....................................................       4,850,751
     19,600      Allied Waste Industries, Inc.+..............................         188,160
     19,863      American Power Conversion Corp.+............................         250,870
      7,169      American Standard Cos. Inc.+................................         538,392
     84,275      The Boeing Co. .............................................       3,792,375
     34,510      Caterpillar Inc. ...........................................       1,689,265
      6,133      Centex Corp. ...............................................         354,426
      9,257      Cooper Industries, Ltd., Class A Shares.....................         363,800
     95,199      Corning, Inc.+..............................................         337,956
      6,186      Crane Co. ..................................................         157,001
     15,007      Danaher Corp. ..............................................         995,714
     23,792      Deere & Co. ................................................       1,139,637
     20,278      Dover Corp. ................................................         709,730
     42,340      Emerson Electric Co. .......................................       2,265,613
      8,065      Fluor Corp. ................................................         314,132
     20,347      General Dynamics Corp. .....................................       2,163,903
    999,916      General Electric Co. .......................................      29,047,560
     10,082      Goodrich Corp. .............................................         275,440
     81,766      Honeywell International Inc. ...............................       2,880,616
     30,653      Illinois Tool Works Inc. ...................................       2,093,600
     16,928      Ingersoll-Rand Co., Class A Shares..........................         772,932
      5,195      KB HOME.....................................................         267,594
     44,571      Lockheed Martin Corp. ......................................       3,097,685
      4,705      Millipore Corp.+............................................         150,466
     19,512      Molex Inc. .................................................         654,237
     11,083      Northrop Grumman Corp. .....................................       1,385,375
     12,313      Pall Corp. .................................................         255,495

                       SEE NOTES TO FINANCIAL STATEMENTS.
 44

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
PRODUCER DURABLES -- 7.7% (CONTINUED)
     11,808      Parker-Hannifin Corp. ......................................    $    564,304
     12,122      PerkinElmer, Inc. ..........................................         133,948
      7,835      Power-One, Inc.+............................................          48,734
      6,138      Pulte Homes, Inc. ..........................................         352,812
     39,412      Raytheon Co. ...............................................       1,606,039
     18,471      Rockwell Automation, Inc. ..................................         369,051
     18,664      Rockwell Collins, Inc. .....................................         511,767
     14,162      Textron, Inc. ..............................................         664,198
     17,644      Thermo Electron Corp.+......................................         291,126
      5,900      Thomas & Betts Corp.+.......................................         109,740
    200,841      Tyco International Ltd. ....................................       2,713,362
     47,497      United Technologies Corp. ..................................       3,225,046
      9,390      W.W. Grainger, Inc. ........................................         470,439
     63,102      Waste Management, Inc.++....................................       1,643,807
---------------------------------------------------------------------------------------------
                                                                                   73,697,098
---------------------------------------------------------------------------------------------
TECHNOLOGY -- 14.0%
     80,744      ADC Telecommunications, Inc.+...............................         184,903
     23,833      Adobe Systems Inc. .........................................         679,239
     34,033      Advanced Micro Devices, Inc.+...............................         330,801
     46,602      Agilent Technologies, Inc.+.................................       1,102,137
     38,520      Altera Corp.+...............................................         523,872
     36,840      Analog Devices, Inc.+.......................................       1,094,148
      8,192      Andrew Corp.+...............................................         117,391
     35,673      Apple Computer, Inc.+.......................................         632,126
    165,044      Applied Materials, Inc.+....................................       3,139,137
     29,701      Applied Micro Circuits Corp.+...............................         140,486
     11,038      Autodesk, Inc. .............................................         146,254
     62,420      Automatic Data Processing, Inc. ............................       2,718,391
     36,633      Avaya Inc.+.................................................         181,333
     24,554      BMC Software, Inc.+.........................................         407,596
     26,388      Broadcom Corp., Class A Shares+.............................         462,846
     32,800      CIENA Corp.+................................................         137,432
    738,410      Cisco Systems, Inc.+........................................      10,300,820
     18,758      Citrix Systems, Inc.+.......................................         113,298
     58,136      Computer Associates International, Inc. ....................         923,781
     17,293      Computer Sciences Corp.+....................................         826,605
     37,707      Compuware Corp.+............................................         228,881
     19,078      Comverse Technology, Inc.+..................................         176,662
    262,414      Dell Computer Corp.+........................................       6,859,502
     48,386      Electronic Data Systems Corp. ..............................       1,797,540
    223,183      EMC Corp.+..................................................       1,685,032
     76,728      First Data Corp. ...........................................       2,854,282
     19,107      Fiserv, Inc.+...............................................         701,418
     33,269      Gateway, Inc.+..............................................         147,714
    304,019      Hewlett-Packard Co. ........................................       4,645,410
    675,356      Intel Corp. ................................................      12,338,754
    173,270      International Business Machines Corp. ......................      12,475,440
     21,244      Intuit Inc.+................................................       1,056,252

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
TECHNOLOGY -- 14.0% (CONTINUED)
     19,857      Jabil Circuit, Inc.+........................................    $    419,181
    135,990      JDS Uniphase Corp.+.........................................         363,093
     18,838      KLA-Tencor Corp.+...........................................         828,684
     13,112      Lexmark International, Inc.+................................         713,293
     31,859      Linear Technology Corp. ....................................       1,001,328
     37,069      LSI Logic Corp.+............................................         324,354
    345,365      Lucent Technologies Inc.+...................................         573,306
     32,785      Maxim Integrated Products, Inc.+............................       1,256,649
      8,354      Mercury Interactive Corp.+..................................         191,808
     60,402      Micron Technology, Inc.+....................................       1,221,328
    544,852      Microsoft Corp.+............................................      29,803,404
    223,846      Motorola, Inc. .............................................       3,227,859
     17,739      National Semiconductor Corp.+...............................         517,447
      9,685      NCR Corp.+..................................................         335,101
     33,799      Network Appliance, Inc.+....................................         420,460
    390,814      Nortel Networks Corp.+......................................         566,680
     36,694      Novell, Inc.+...............................................         117,788
     14,521      Novellus Systems, Inc.+.....................................         493,714
     14,500      NVIDIA Corp.+...............................................         249,110
    553,193      Oracle Corp.+...............................................       5,238,738
     57,721      Palm, Inc.+.................................................         101,589
     26,204      Parametric Technology Corp.+................................          89,880
     30,356      PeopleSoft, Inc.+...........................................         451,697
     24,428      Pitney Bowes Inc. ..........................................         970,280
     16,774      PMC-Sierra, Inc.+...........................................         155,495
      9,394      QLogic Corp.+...............................................         357,911
     77,259      QUALCOMM Inc.+..............................................       2,123,850
     19,243      Rational Software Corp.+....................................         157,985
     53,016      Sanmina-SCI Corp.+..........................................         334,531
     15,977      Scientific-Atlanta, Inc. ...................................         262,822
     46,434      Siebel Systems, Inc.+.......................................         660,291
     82,943      Solectron Corp.+............................................         510,099
    326,783      Sun Microsystems, Inc.+.....................................       1,637,183
     23,339      Symbol Technologies, Inc. ..................................         198,381
      9,227      Tektronix, Inc.+............................................         172,637
     41,338      Tellabs, Inc.+..............................................         256,296
     18,052      Teradyne, Inc.+.............................................         424,222
    174,628      Texas Instruments, Inc. ....................................       4,138,684
     32,261      Unisys Corp.+...............................................         290,349
     40,365      VERITAS Software Corp.+.....................................         798,823
     20,258      Vitesse Semiconductor Corp.+................................          63,002
     72,397      Xerox Corp.+................................................         504,607
     33,898      Xilinx, Inc.+...............................................         760,332
     58,612      Yahoo! Inc.+................................................         865,113
---------------------------------------------------------------------------------------------
                                                                                  133,278,867
---------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 46

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
UTILITIES -- 6.8%
     53,586      The AES Corp.+..............................................    $    290,436
     12,737      Allegheny Energy, Inc. .....................................         327,978
     31,322      ALLTEL Corp. ...............................................       1,472,134
     13,867      Ameren Corp. ...............................................         596,420
     32,387      American Electric Power Co., Inc. ..........................       1,296,128
    380,927      AT&T Corp. .................................................       4,075,919
    271,543      AT&T Wireless Services Inc.+................................       1,588,527
    189,041      BellSouth Corp. ............................................       5,954,791
     35,828      Calpine Corp.+..............................................         251,871
     14,046      CenturyTel, Inc. ...........................................         414,357
     16,707      Cinergy Corp. ..............................................         601,285
     28,501      Citizen Communications Co.+.................................         238,268
     13,212      CMS Energy Corp. ...........................................         145,068
     21,325      Consolidated Edison, Inc. ..................................         890,319
     16,430      Constellation Energy Group, Inc. ...........................         482,056
     27,363      Dominion Resources, Inc. ...................................       1,811,431
     16,349      DTE Energy Co. .............................................         729,819
     83,017      Duke Energy Corp. ..........................................       2,581,829
     35,171      Dynegy Inc., Class A Shares.................................         253,231
     32,637      Edison International+.......................................         554,829
     51,343      El Paso Corp. ..............................................       1,058,179
     22,116      Entergy Corp. ..............................................         938,603
     32,358      Exelon Corp. ...............................................       1,692,323
     30,104      First Energy Corp. .........................................       1,004,872
     17,832      FPL Group, Inc. ............................................       1,069,742
     14,070      KeySpan Corp. ..............................................         529,735
     12,395      Kinder Morgan, Inc. ........................................         471,258
     40,394      Mirant Corp.+...............................................         294,876
     80,733      Nextel Communication, Inc., Class A Shares+.................         259,153
      4,554      Nicor Inc. .................................................         208,346
     20,675      NiSource Inc. ..............................................         451,335
      3,525      Peoples Energy Corp. .......................................         128,522
     38,971      PG&E Corp.+.................................................         697,191
      8,580      Pinnacle West Capital Corp. ................................         338,910
     14,697      PPL Corp. ..................................................         486,177
     22,015      Progress Energy, Inc. ......................................       1,145,000
     20,642      Public Service Enterprise Group Inc. .......................         893,799
    167,375      Qwest Communications International Inc.+....................         468,650
     29,881      Reliant Energy, Inc. .......................................         504,989
    337,171      SBC Communications Inc. ....................................      10,283,716
     20,940      The Sempra Energy...........................................         463,402
     69,971      Southern Co. ...............................................       1,917,205
     89,079      Sprint Corp. ...............................................         945,128
     99,735      Sprint Corp. (PCS Group)+...................................         445,815
     14,200      TECO Energy, Inc. ..........................................         351,450
     26,729      TXU Corp. ..................................................       1,377,880
    273,021      Verizon Communications Inc. ................................      10,961,793

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                             EQUITY INDEX PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
UTILITIES -- 6.8% (CONTINUED)
     52,010      The Williams Cos., Inc. ....................................    $    311,540
     39,411      Xcel Energy, Inc. ..........................................         660,922
---------------------------------------------------------------------------------------------
                                                                                   64,917,207
---------------------------------------------------------------------------------------------
                 TOTAL COMMON STOCK (Cost -- $1,140,330,919).................     914,092,209
---------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                   SECURITY                                 VALUE
---------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.1%
---------------------------------------------------------------------------------------------
U.S. TREASURY BILLS -- 0.4%
$ 4,250,000      U.S. Treasury Bills, 1.685% due 9/12/02++
                 (Cost -- $4,235,479)........................................       4,235,954
---------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.7%
 34,888,000      J.P. Morgan Chase & Co., 1.800% due 7/1/02; Proceeds at
                   maturity -- $34,893,233; (Fully collateralized by U.S.
                   Treasury Bonds, 7.250% to 13.875% due 5/15/09 to 2/15/20;
                   Market value -- $34,950,594) (Cost -- $34,888,000)........      34,888,000
---------------------------------------------------------------------------------------------
                 TOTAL SHORT-TERM INVESTMENTS (Cost -- $39,123,479)..........      39,123,954
---------------------------------------------------------------------------------------------
                 TOTAL INVESTMENTS -- 100% (Cost -- $1,179,454,398*).........    $953,216,163
---------------------------------------------------------------------------------------------

+ Non-income producing security.
++ Security segregated by custodian for futures contract commitments.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 48

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                 SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND

SHARES                                 SECURITY                                 VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 98.7%
----------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 1.2%
    600      The Boeing Co. .............................................    $    27,000
    300      General Dynamics Corp. .....................................         31,907
  1,200      Honeywell International Inc. ...............................         42,276
----------------------------------------------------------------------------------------
                                                                                 101,183
----------------------------------------------------------------------------------------
BASIC MATERIALS -- 5.0%
    600      Air Products and Chemicals, Inc. ...........................         30,282
  1,400      Alcan Inc. .................................................         52,528
  3,500      Alcoa, Inc. ................................................        116,025
  1,100      Barrick Gold Corp. .........................................         20,889
  2,000      OM Group, Inc. .............................................        124,000
  3,300      PolyOne Corp. ..............................................         37,125
    819      Smurfit-Stone Container Corp. (a)...........................         12,629
    900      UPM - Kymmene Oyj - Sponsored ADR...........................         35,487
----------------------------------------------------------------------------------------
                                                                                 428,965
----------------------------------------------------------------------------------------
BUSINESS SERVICES -- 1.0%
  1,000      First Data Corp. ...........................................         37,200
  1,600      Paychex, Inc. ..............................................         50,064
----------------------------------------------------------------------------------------
                                                                                  87,264
----------------------------------------------------------------------------------------
CAPITAL GOODS -- 5.1%
    900      Cummins Inc. ...............................................         29,790
  4,900      General Electric Co.  ......................................        142,345
  1,600      SPX Corp. ..................................................        188,000
  1,100      United Technologies Corp. ..................................         74,690
----------------------------------------------------------------------------------------
                                                                                 434,825
----------------------------------------------------------------------------------------
COMMUNICATION SERVICES -- 4.6%
  6,400      AT&T Corp. .................................................         68,480
 15,966      AT&T Wireless Services, Inc. (a)............................         93,401
    810      Genuity Inc. (a)............................................          3,078
  2,300      UnitedGlobalCom, Inc. (a)...................................          6,325
  5,600      Verizon Communications Inc. ................................        224,840
----------------------------------------------------------------------------------------
                                                                                 396,124
----------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 2.8%
  3,100      Ford Motor Co. .............................................         49,600
  2,577      MGM MIRAGE (a)..............................................         86,974
    800      Navistar International Corp. (a)............................         25,600
  1,650      PACCAR Inc. ................................................         73,244
----------------------------------------------------------------------------------------
                                                                                 235,418
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                 SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND

SHARES                                 SECURITY                                 VALUE
----------------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 12.2%
    200      The Coca-Cola Co. ..........................................    $    11,200
  1,500      Comcast Corp., Special Class A Shares (a)...................         35,760
  1,500      Ecolab, Inc. ...............................................         69,345
  1,400      The Estee Lauder Cos., Inc., Class A Shares.................         49,280
    500      General Mills, Inc. ........................................         22,040
  1,700      Kimberly-Clark Corp. .......................................        105,400
    500      Kraft Foods Inc., Class A Shares............................         20,475
  1,000      Kroger Co. (a)..............................................         19,900
  6,700      Liberty Media, Class A Shares (a)...........................         67,000
  8,000      News Corp. Ltd. - Sponsored ADR.............................        158,000
  3,500      PepsiCo, Inc. ..............................................        168,700
  2,100      Philip Morris Cos. Inc. ....................................         91,728
  5,800      Safeway Inc. (a)............................................        169,302
    900      Unilever N.V., NY Shares....................................         58,320
----------------------------------------------------------------------------------------
                                                                               1,046,450
----------------------------------------------------------------------------------------
ENERGY -- 5.9%
    400      Amerada Hess Corp. .........................................         33,000
    300      Devon Energy Corp. .........................................         14,784
  6,100      Exxon Mobil Corp. ..........................................        249,612
    800      Royal Dutch Petroleum Co. - Sponsored ADR...................         44,216
  2,000      TotalFinaElf S.A. - Sponsored ADR...........................        161,800
----------------------------------------------------------------------------------------
                                                                                 503,412
----------------------------------------------------------------------------------------
FINANCIAL -- 18.5%
    800      American Express Co. .......................................         29,056
  3,810      American International Group, Inc. .........................        259,956
  2,000      Bank of America Corp. ......................................        140,720
  5,300      The Bank of New York Co., Inc. .............................        178,875
  1,900      Bank One Corp. .............................................         73,112
     23      Berkshire Hathaway Inc., Class B Shares (a).................         51,382
    700      Capital One Financial Corp. ................................         42,735
  3,100      FleetBoston Financial Corp. ................................        100,285
  1,700      Freddie Mac.................................................        104,040
  1,300      The Goldman Sachs Group, Inc. ..............................         95,355
    900      The Hartford Financial Services Group, Inc. ................         53,523
    700      J.P. Morgan Chase & Co. ....................................         23,744
    500      Marsh & McLennan Cos., Inc. ................................         48,300
  2,200      Merrill Lynch & Co., Inc. ..................................         89,100
    900      Morgan Stanley..............................................         38,772
  1,200      Wachovia Corp. .............................................         45,816
    500      Washington Mutual, Inc. ....................................         18,555
  3,100      Wells Fargo & Co. ..........................................        155,186
    400      XL Capital Ltd., Class A Shares.............................         33,880
----------------------------------------------------------------------------------------
                                                                               1,582,392
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 50

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                 SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND

SHARES                                 SECURITY                                 VALUE
----------------------------------------------------------------------------------------
HEALTHCARE -- 14.9%
    300      Alcon, Inc. (a).............................................    $    10,275
    500      Amersham PLC - Sponsored ADR................................         22,180
    500      Amgen, Inc. (a).............................................         20,940
  2,200      Applera Corp. - Applied Biosystems Group....................         42,878
    600      Biogen, Inc. (a)............................................         24,858
  1,300      Cephalon, Inc. (a)..........................................         58,760
  1,200      Eli Lilly & Co. ............................................         67,680
    700      Guidant Corp. (a)...........................................         21,161
  4,000      HCA Inc. ...................................................        190,000
  2,700      Immunex Corp. (a)...........................................         60,318
    700      Invitrogen Corp. (a)........................................         22,407
    200      Merck & Co., Inc. ..........................................         10,128
  3,700      Novartis AG - Sponsored ADR.................................        162,171
  5,300      Pfizer Inc. ................................................        185,500
  1,800      Pharmacia Corp. ............................................         67,410
  1,800      Schering-Plough Corp. ......................................         44,280
    500      St. Jude Medical, Inc. (a)..................................         36,925
  2,800      Teva Pharmaceutical Industries Ltd. - Sponsored ADR.........        186,984
    800      Wyeth.......................................................         40,960
----------------------------------------------------------------------------------------
                                                                               1,275,815
----------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.6%
    900      BRE Properties, Inc., Class A Shares........................         27,999
    800      CarrAmerica Realty Corp. ...................................         24,680
----------------------------------------------------------------------------------------
                                                                                  52,679
----------------------------------------------------------------------------------------
RETAIL -- 6.2%
  1,400      Circuit City Stores - Circuit City Group....................         26,250
  5,300      Costco Wholesale Corp. (a)..................................        204,686
  3,900      Federated Department Stores, Inc. (a).......................        154,830
  3,100      Home Depot, Inc. ...........................................        113,863
  1,400      Staples, Inc. (a)...........................................         27,580
----------------------------------------------------------------------------------------
                                                                                 527,209
----------------------------------------------------------------------------------------
TECHNOLOGY -- 15.8%
  1,000      Agilent Technologies, Inc. (a)..............................         23,650
  5,000      AOL Time Warner Inc. (a)....................................         73,550
  3,100      BEA Systems, Inc. (a).......................................         29,481
  6,200      BMC Software, Inc. (a)......................................        102,920
  2,300      Brocade Communications Systems, Inc. (a)....................         40,204
  1,800      Celestica Inc. (a)..........................................         40,878
  1,600      Cisco Systems, Inc. (a).....................................         22,320
  5,400      Comverse Technology, Inc. (a)...............................         50,004
  1,700      Danaher Corp. ..............................................        112,795
  4,500      Dell Computer Corp. (a).....................................        117,630
  3,000      EMC Corp. (a)...............................................         22,650
  4,600      Intel Corp..................................................         84,042
  1,700      Micron Technology, Inc. (a).................................         34,374
  5,900      Microsoft Corp. (a).........................................        322,730

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002

                 SALOMON BROTHERS VARIABLE GROWTH & INCOME FUND

SHARES                                 SECURITY                                 VALUE
----------------------------------------------------------------------------------------
TECHNOLOGY -- 15.8% (CONTINUED)
    900      National Semiconductor Corp. (a)............................    $    26,253
  7,500      Nokia Oyj - Sponsored ADR...................................        108,600
  3,100      Oracle Corp. (a)............................................         29,357
    900      STMicroelectronics N.V., NY Shares..........................         21,897
 15,800      Sun Microsystems, Inc. (a)..................................         79,158
    600      VERITAS Software Corp. (a)..................................         11,874
----------------------------------------------------------------------------------------
                                                                               1,354,367
----------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.5%
  4,484      General Motors Corp., Class H Shares........................         46,633
----------------------------------------------------------------------------------------
TRANSPORTATION -- 1.1%
  1,800      Canadian National Railway Co. ..............................         93,240
----------------------------------------------------------------------------------------
UTILITIES -- 3.3%
  2,400      American Electric Power Co., Inc. ..........................         96,048
    500      El Paso Corp. ..............................................         10,305
  1,100      Exelon Corp. ...............................................         57,530
  4,200      The Southern Co. ...........................................        115,080
----------------------------------------------------------------------------------------
                                                                                 278,963
----------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $9,011,164).....................      8,444,939
----------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 0.4%
----------------------------------------------------------------------------------------
CAPITAL GOODS -- 0.4%
    400      Ford Motor Co. Capital Trust II, 6.500% Cumulative..........         22,500
    500      General Motors Corp., 5.250% Series B.......................         13,135
----------------------------------------------------------------------------------------
             TOTAL CONVERTIBLE PREFERRED STOCK (Cost -- $32,500).........         35,635
----------------------------------------------------------------------------------------
 FACE
AMOUNT                                 SECURITY                                 VALUE
----------------------------------------------------------------------------------------
CONVERTIBLE BONDS -- 0.9%
----------------------------------------------------------------------------------------
COMMUNICATION SERVICES -- 0.9%
$15,000      NTL Communications Corp., 6.750% due 5/15/08 (b)............          4,800
 32,000      NTL (Delaware), Inc., Sub. Notes, 5.750% due 12/15/09 (b)...          4,800
 55,000      Teradyne, Inc., Notes, 3.750% due 10/15/06 (c)..............         65,794
----------------------------------------------------------------------------------------
             TOTAL CORPORATE BONDS (Cost -- $91,914).....................         75,394
----------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $9,135,578*).............    $ 8,555,968
----------------------------------------------------------------------------------------

(a)  Non-income producing security.
(b)  Security is in default.
(c) Security is exempt from registration under Rule 144A of Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 * Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 52

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002
                 SALOMON BROTHERS VARIABLE EMERGING GROWTH FUND

 SHARES                               SECURITY                                VALUE
--------------------------------------------------------------------------------------
COMMON STOCK -- 100.0%
--------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 14.0%
   6,420    Alkermes, Inc.+.............................................    $  102,784
   8,000    Amgen Inc.+.................................................       335,040
  11,875    Chiron Corp.+...............................................       419,781
   2,650    Genentech, Inc.+............................................        88,775
            Genzyme Corp.:
   4,848      Biosurgery Division+......................................        21,961
   5,110      General Division+.........................................        98,316
   7,228    ImClone Systems Inc.+.......................................        62,847
--------------------------------------------------------------------------------------
                                                                             1,129,504
--------------------------------------------------------------------------------------
BROADCASTING/CABLE -- 11.0%
   2,200    Cablevision Systems Corp. - Rainbow Media Group+............        19,250
   3,900    Cablevision Systems New York Group, Class A Shares+.........        36,894
   9,125    Comcast Corp., Special Class A Shares+......................       217,540
  21,200    Liberty Media Corp., Class A Shares+........................       212,000
   7,253    Viacom Inc., Class B Shares+................................       321,816
   5,600    World Wrestling Federation Entertainment, Inc.+.............        81,760
--------------------------------------------------------------------------------------
                                                                               889,260
--------------------------------------------------------------------------------------
COMMUNICATIONS -- 4.0%
   6,000    AT&T Corp. .................................................        64,200
   1,930    AT&T Wireless Services Inc.+................................        11,290
  14,700    C-COR.net Corp.+............................................       102,900
   9,500    Nokia Oyj - Sponsored ADR...................................       137,560
   1,500    The Source Information Management Co.+......................         8,250
--------------------------------------------------------------------------------------
                                                                               324,200
--------------------------------------------------------------------------------------
COMPUTER HARDWARE -- 3.8%
38,912..    Maxtor Corp.+...............................................       175,882
31,500..    Quantum Corp. - DLT & Storage Systems+......................       132,300
--------------------------------------------------------------------------------------
                                                                               308,182
--------------------------------------------------------------------------------------
COMPUTER SOFTWARE/INTERNET -- 2.0%
     400    Juniper Networks, Inc.+.....................................         2,260
   2,900    Microsoft Corp.+............................................       158,630
--------------------------------------------------------------------------------------
                                                                               160,890
--------------------------------------------------------------------------------------
DIVERSIFIED TECHNOLOGY -- 4.5%
  11,400    AOL Time Warner, Inc.+......................................       167,694
   3,500    Drexler Technology Corp.+...................................        75,600
   5,750    Excel Technology, Inc.+.....................................       120,750
--------------------------------------------------------------------------------------
                                                                               364,044
--------------------------------------------------------------------------------------
DRUG DELIVERY/TESTING -- 0.1%
   2,500    Cygnus, Inc.+...............................................         5,375
--------------------------------------------------------------------------------------
ELECTRONIC - MILITARY -- 4.7%
   7,100    L-3 Communications Holdings, Inc.+..........................       383,400
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002
                 SALOMON BROTHERS VARIABLE EMERGING GROWTH FUND

 SHARES                               SECURITY                                VALUE
--------------------------------------------------------------------------------------
HEALTHCARE - MISCELLANEOUS -- 3.3%
   4,760    Johnson & Johnson...........................................    $  248,758
   4,860    Nanogen, Inc.+..............................................        17,010
--------------------------------------------------------------------------------------
                                                                               265,768
--------------------------------------------------------------------------------------
INVESTMENT BANKING AND FINANCIAL SERVICES -- 11.6%
   6,650    Lehman Brothers Holdings Inc. ..............................       415,758
   3,250    Merrill Lynch & Co., Inc. ..................................       131,625
  17,850    Roslyn Bancorp, Inc. .......................................       389,666
--------------------------------------------------------------------------------------
                                                                               937,049
--------------------------------------------------------------------------------------
MANAGED HEALTHCARE PROVIDERS -- 5.1%
   4,530    UnitedHealth Group Inc. ....................................       414,722
--------------------------------------------------------------------------------------
MULTI-INDUSTRY -- 2.2%
  13,134    Tyco International Ltd. ....................................       177,440
--------------------------------------------------------------------------------------
OIL FIELD EQUIPMENT/SERVICES -- 8.0%
   9,200    Core Laboratories N.V.+.....................................       110,584
  15,000    Grant Prideco, Inc.+........................................       204,000
   7,750    Weatherford International Ltd.+.............................       334,800
--------------------------------------------------------------------------------------
                                                                               649,384
--------------------------------------------------------------------------------------
PHARMACEUTICALS -- 18.9%
   5,590    Forest Laboratories, Inc.+..................................       395,772
   9,000    IDEC Pharmaceuticals Corp.+.................................       319,050
   8,200    Isis Pharmaceuticals, Inc.+.................................        77,982
   4,146    Millennium Pharmaceuticals, Inc.+...........................        50,374
   3,000    Pfizer Inc. ................................................       105,000
   2,499    Pharmacia Corp. ............................................        93,588
  19,900    SICOR Inc.+.................................................       368,946
   7,210    Vertex Pharmaceuticals Inc.+................................       117,379
--------------------------------------------------------------------------------------
                                                                             1,528,091
--------------------------------------------------------------------------------------
SEMICONDUCTORS -- 6.8%
   6,500    Cirrus Logic, Inc.+.........................................        47,905
  11,025    Intel Corp. ................................................       201,427
   8,555    Micron Technology, Inc.+....................................       172,982
   5,400    Standard Microsystems Corp.+................................       127,494
--------------------------------------------------------------------------------------
                                                                               549,808
--------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100% (Cost -- $11,703,850*)............    $8,087,117
--------------------------------------------------------------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 54

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002
              SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND

       SHARES                                     SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
COMMON STOCK -- 89.8%
-------------------------------------------------------------------------------------------------
FINLAND -- 3.2%
         10,000         Nokia Oyj...................................................  $   144,529
-------------------------------------------------------------------------------------------------
FRANCE -- 3.0%
          7,500         Axa.........................................................      136,921
-------------------------------------------------------------------------------------------------
GERMANY -- 3.2%
          2,400         Aixtron AG..................................................       30,069
          4,000         Stinnes AG..................................................      115,530
-------------------------------------------------------------------------------------------------
                                                                                          145,599
-------------------------------------------------------------------------------------------------
HONG KONG -- 5.0%
         30,000         Hutchinson Whampoa Ltd. ....................................      224,046
-------------------------------------------------------------------------------------------------
IRELAND -- 11.4%
         25,000         Bank of Ireland.............................................      310,758
         25,638         Irish Continental Group PLC.................................      202,181
-------------------------------------------------------------------------------------------------
                                                                                          512,939
-------------------------------------------------------------------------------------------------
JAPAN -- 16.8%
              5         East Japan Railway Co. .....................................       23,401
          1,000         ITO-YOKADO CO., LTD. .......................................       50,056
            600         MABUCHI MOTOR CO., LTD. ....................................       59,116
          4,000         Murata Manufacturing Co., Ltd. .............................      256,956
          2,000         SONY CORP. .................................................      105,619
          1,000         Takeda Chemical Industries, Ltd. ...........................       43,883
            400         TAKEFUJI CORP. .............................................       27,798
         14,000         Terumo Corp. ...............................................      187,111
-------------------------------------------------------------------------------------------------
                                                                                          753,940
-------------------------------------------------------------------------------------------------
MEXICO -- 5.2%
        101,733         Wal-Mart de Mexico S.A. de CV...............................      234,643
-------------------------------------------------------------------------------------------------
NORWAY -- 3.5%
         20,000         Tomra Systems ASA...........................................      156,856
-------------------------------------------------------------------------------------------------
SINGAPORE -- 10.8%
         22,000         Singapore Press Holdings Ltd. ..............................      247,870
         30,000         Venture Manufacturing Ltd. .................................      239,490
-------------------------------------------------------------------------------------------------
                                                                                          487,360
-------------------------------------------------------------------------------------------------
SPAIN -- 4.6%
         24,000         Indra Sistemas S.A. ........................................      207,008
-------------------------------------------------------------------------------------------------
SWEDEN -- 4.6%
         10,000         Securitas AB, Class B Shares................................      205,160
-------------------------------------------------------------------------------------------------
SWITZERLAND -- 4.9%
          6,000         Mettler-Toledo International Inc.+..........................      221,220
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002
              SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND

       SHARES                                     SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
UNITED KINGDOM -- 13.6%
          7,241         BP PLC......................................................  $    60,830
         40,000         Capita Group PLC............................................      190,276
         19,000         Hays PLC....................................................       44,611
          4,500         Lloyds TSB Group PLC........................................       44,802
         14,600         Misys PLC...................................................       53,869
         70,222         Serco Group PLC.............................................      215,167
-------------------------------------------------------------------------------------------------
                                                                                          609,555
-------------------------------------------------------------------------------------------------
                        TOTAL COMMON STOCK (Cost -- $2,965,568).....................    4,039,776
-------------------------------------------------------------------------------------------------
     FACE
    AMOUNT                                        SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 10.2%
     $  457,000         J.P. Morgan Chase & Co., 1.800% due 7/1/02; Proceeds at
                        maturity -- $457,069;   (Fully collateralized by U.S.
                        Treasury Bonds, 7.250% to 13.875% due 5/15/09 to 2/15/20;
                          Market value -- $466,142) (Cost -- $457,000)..............      457,000
-------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $3,422,568*).............  $ 4,496,776
-------------------------------------------------------------------------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 56

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA          --   Bonds rated "AAA" have the highest rating assigned by
                  Standard & Poor's. Capacity to pay interest and repay
                  principal is extremely strong.
AA           --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A            --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                  economic conditions than bonds in higher rated categories.
BBB          --   Bonds rated "BBB" are regarded as having an adequate
                  capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
                  economic conditions or changing circumstances are more
                  likely to lead to a weakened capacity to pay interest and
                  repay principal for bonds in this category than for bonds in higher rated categories.
BB, B, CCC,  --   Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on
CC and C          balance, as predominantly speculative with respect to the
                  issuer's capacity to pay interest and repay principal in
                  accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some
                  quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse
                  conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ca," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa          --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                  generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
                  and principal is secure. While the various protective
                  elements are likely to change, such changes as can be
                  visualized are most unlikely to impair the fundamentally
                  strong position of such issues.
Aa           --   Bonds rated "Aa" are judged to be of high quality by all
                  standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
                  lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of
                  protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
                  appear somewhat larger than in "Aaa" securities.
A            --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                  Factors giving security to principal and interest are
                  considered adequate but elements may be present which
                  suggest a susceptibility to impairment some time in the
                  future.
Baa          --   Bonds rated "Baa" are considered to be medium grade
                  obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security
                  appear adequate for the present but certain protective
                  elements may be lacking or may be characteristically
                  unreliable over any great length of time. Such bonds lack
                  outstanding investment characteristics and in fact have
                  speculative characteristics as well.
Ba           --   Bonds rated "Ba" are judged to have speculative elements;
                  their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                  moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
                  characterizes bonds in this class.
B            --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long
                  period of time may be small.
Caa          --   Bonds rated "Caa" are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.
Ca           --   Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
NR           --   Indicates that the bond is not rated by Standard & Poor's or
                  Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

                                                                                  DIVERSIFIED
                                                                    MONEY          STRATEGIC
                                                                    MARKET           INCOME
                                                                     FUND          PORTFOLIO
----------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost......................................      $2,815,485      $ 73,084,313
  Short-term investments, at cost...........................              --         9,837,000
  Foreign currency, at cost.................................              --         1,390,099
----------------------------------------------------------------------------------------------
  Investments, at value.....................................      $2,815,485      $ 73,184,523
  Short-term investments, at cost...........................              --         9,837,000
  Foreign currency, at value................................              --         1,439,509
  Cash......................................................             346               991
  Receivable from manager...................................          18,294                --
  Receivable for securities sold............................              --         3,261,403
  Dividends and interest receivable.........................             150         1,079,199
  Receivable for Fund shares sold...........................              --             2,143
  Receivable for open forward foreign currency contracts
     (Note 7)...............................................              --             2,076
  Other assets..............................................              --                --
----------------------------------------------------------------------------------------------
  TOTAL ASSETS..............................................       2,834,275        88,806,844
----------------------------------------------------------------------------------------------
LIABILITIES:
  Deferred compensation.....................................           1,025                --
  Dividends payable.........................................             813                --
  Payable for securities purchased..........................              --         7,833,213
  Payable for open forward foreign currency contracts (Note
     7).....................................................              --           628,448
  Payable for Fund shares purchased.........................              --           348,596
  Investment advisory fees payable..........................              --            25,223
  Administration fees payable...............................              --            19,471
  Payable to bank...........................................              --                --
  Payable to broker - variation margin......................              --                --
  Distribution fees payable.................................              --                --
  Accrued expenses..........................................          29,232            27,500
----------------------------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................          31,070         8,882,451
----------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................      $2,803,205      $ 79,924,393
----------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of beneficial interest..........................      $    2,803      $      8,696
  Capital paid in excess of par value.......................       2,800,402        86,160,685
  Undistributed net investment income.......................              --         6,330,449
  Accumulated net investment income loss....................              --                --
  Accumulated net realized gain (loss) from security
     transactions and futures contracts.....................              --       (12,129,424)
  Net unrealized appreciation (depreciation) of investments,
     futures contracts and foreign currencies...............              --          (446,013)
----------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................      $2,803,205      $ 79,924,393
----------------------------------------------------------------------------------------------
SHARES OUTSTANDING:
  Class I Shares............................................       2,803,205         8,695,995
  Class II Shares (Note 3)..................................              --                --
----------------------------------------------------------------------------------------------
NET ASSET VALUE:
  Class I Shares............................................           $1.00             $9.19
  Class II Shares (Note 3)..................................              --                --
----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 58

-----------------------------------------------------------
                                              JUNE 30, 2002

      ALL CAP         EQUITY         GROWTH       EMERGING     INTERNATIONAL
       VALUE          INDEX         & INCOME       GROWTH         EQUITY
       FUND         PORTFOLIO         FUND          FUND           FUND
----------------------------------------------------------------------------
    $ 6,866,424   $1,140,330,919   $ 9,135,578   $11,703,850    $2,965,568
        552,000       39,123,479            --            --       457,000
             --               --            --            --         1,379
----------------------------------------------------------------------------
    $ 5,785,203   $  914,092,209   $ 8,555,968   $ 8,087,117    $4,039,776
        552,000       39,123,954            --            --       457,000
             --               --            --            --         1,379
            182              492            --            --           524
          7,860               --            --            --            --
             --               --       143,374            --            --
          5,721        1,089,638         6,945           389        13,060
             --          369,992            --            --            --
             --               --            --            --            --
         19,295               --            --            --            --
----------------------------------------------------------------------------
      6,370,261      954,676,285     8,706,287     8,087,506     4,511,739
----------------------------------------------------------------------------
             --               --            --            --            --
             --               --            --            --            --
             --               --        80,139            --            --
             --               --            --            --            --
         32,074           26,085        18,489        30,419        33,589
          2,496          155,066         3,541         5,206         3,038
          1,109           55,098         1,574         1,388           715
             --               --        11,518        93,706            --
             --           97,761            --            --            --
             --           10,914            --            --            --
          4,070           62,058         8,571         4,902        21,939
----------------------------------------------------------------------------
         39,749          406,982       123,832       135,621        59,281
----------------------------------------------------------------------------
    $ 6,330,512   $  954,269,303   $ 8,582,455   $ 7,951,885    $4,452,458
----------------------------------------------------------------------------
    $     1,273   $       39,001   $     2,004   $       425    $      538
      5,631,635    1,193,063,596     8,859,116    11,141,480     2,996,997
        294,880       16,325,268        49,379            --            --
             --               --            --       (56,129)      (12,561)
      1,483,945      (28,920,653)      251,566       482,842       392,576
     (1,081,221)    (226,237,909)     (579,610)   (3,616,733)    1,074,908
----------------------------------------------------------------------------
    $ 6,330,512   $  954,269,303   $ 8,582,455   $ 7,951,885    $4,452,458
----------------------------------------------------------------------------
      1,273,427       35,255,384     2,003,968       424,703       538,474
             --        3,745,116            --            --            --
----------------------------------------------------------------------------
          $4.97           $24.47         $4.28        $18.72         $8.27
             --           $24.41            --            --            --
----------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS (UNAUDITED)

                                                                                   DIVERSIFIED
                                                                    MONEY           STRATEGIC
                                                                    MARKET           INCOME
                                                                     FUND           PORTFOLIO
----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..................................................       $ 22,897        $ 2,617,911
  Dividends.................................................             --              7,879
  Less: Foreign withholding tax.............................             --                 --
----------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................         22,897          2,625,790
----------------------------------------------------------------------------------------------
EXPENSES:
  Custody...................................................         12,064             17,921
  Audit and legal...........................................         11,310             12,068
  Shareholder communications................................          8,473              7,782
  Investment advisory fees (Note 3).........................          3,760            176,126
  Administration fees (Note 3)..............................          2,506             78,278
  Shareholder and system servicing fees.....................          1,261             10,294
  Trustees' fees............................................            818              2,902
  Pricing service fees......................................             --             18,350
  Distribution fees (Note 3)................................             --                 --
  License fees..............................................             --                 --
  Other.....................................................             33              6,964
----------------------------------------------------------------------------------------------
  TOTAL EXPENSES............................................         40,225            330,685
  Less: Investment advisory and administration fee waiver
        and expense reimbursement (Note 3)..................        (24,560)                --
----------------------------------------------------------------------------------------------
  NET EXPENSES..............................................         15,665            330,685
----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)................................          7,232          2,295,105
----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCIES (NOTES 4, 5 AND 7):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
      securities*)..........................................             --         (2,721,099)
     Futures contracts......................................             --                 --
     Foreign currency transactions..........................             --              1,345
----------------------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)..................................             --         (2,719,754)
----------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of
     Investments,
  Futures Contracts and Foreign Currencies:
     Security transactions..................................             --          1,361,652
     Foreign currency.......................................             --           (418,089)
----------------------------------------------------------------------------------------------
  CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)......             --            943,563
----------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN
  CURRENCIES................................................             --         (1,776,191)
----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...........       $  7,232        $   518,914
----------------------------------------------------------------------------------------------

* Represents net realized gains only from short-term securities for the Salomon Brothers Variable Money Market Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 60

-----------------------------------------------------------
                     FOR THE SIX MONTHS ENDED JUNE 30, 2002

      ALL CAP            EQUITY             GROWTH           EMERGING         INTERNATIONAL
       VALUE              INDEX            & INCOME           GROWTH             EQUITY
       FUND             PORTFOLIO            FUND              FUND               FUND
-------------------------------------------------------------------------------------------
    $    21,335       $     272,303       $     2,162       $     1,243         $   1,814
         29,172           7,061,326            66,196            14,113            52,789
           (221)            (36,405)           (1,612)             (337)           (6,430)
-------------------------------------------------------------------------------------------
         50,286           7,297,224            66,746            15,019            48,173
-------------------------------------------------------------------------------------------
          2,394              24,795             3,409               372             6,565
          8,257              11,801             7,263             9,378            11,492
            895              32,728             1,839             1,489             1,134
         17,458             769,618            22,719            40,064            21,517
          7,759             300,576            10,097            10,684             5,063
          6,360              10,815             6,221             5,980             8,815
          1,092              10,909             1,034             1,022             1,896
            137                  --                42                --             1,001
             --             120,955                --                --                --
             --             169,675                --                --                --
            879               1,548               505               786             1,255
-------------------------------------------------------------------------------------------
         45,231           1,453,420            53,129            69,775            58,738
             --                  --                --                --                --
-------------------------------------------------------------------------------------------
         45,231           1,453,420            53,129            69,775            58,738
-------------------------------------------------------------------------------------------
          5,055           5,843,804            13,617           (54,756)          (10,565)
-------------------------------------------------------------------------------------------
       (448,709)        (14,315,778)          (41,808)          452,333           (55,439)
             --          (3,608,403)               --                --                --
             --                  --                --                --              (474)
-------------------------------------------------------------------------------------------
       (448,709)        (17,924,181)          (41,808)          452,333           (55,913)
-------------------------------------------------------------------------------------------
     (1,041,542)       (130,119,251)       (1,257,879)       (3,712,043)         (408,618)
             --                  --                --                --             1,174
-------------------------------------------------------------------------------------------
     (1,041,542)       (130,119,251)       (1,257,879)       (3,712,043)         (407,444)
-------------------------------------------------------------------------------------------
     (1,490,251)       (148,043,432)       (1,299,687)       (3,259,710)         (463,357)
-------------------------------------------------------------------------------------------
    $(1,485,196)      $(142,199,628)      $(1,286,070)      $(3,314,466)        $(473,922)
-------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                            DIVERSIFIED
                                                                MONEY        STRATEGIC
                                                                MARKET        INCOME
                                                                 FUND        PORTFOLIO
---------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)..............................  $    7,232    $ 2,295,105
  Net realized gain (loss)..................................          --     (2,719,754)
  Change in net unrealized appreciation (depreciation)......          --        943,563
---------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........       7,232        518,914
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................      (7,232)            --
  Net realized gains........................................          --             --
---------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................      (7,232)            --
---------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 17):
  Net proceeds from sale of shares..........................     553,930      8,809,851
  Net asset value of shares issued for reinvestment of
     dividends..............................................       6,601             --
  Cost of shares reacquired.................................    (563,631)    (8,802,893)
---------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................      (3,100)         6,958
---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................      (3,100)       525,872
NET ASSETS:
  Beginning of period.......................................   2,806,305     79,398,521
---------------------------------------------------------------------------------------
  END OF PERIOD*............................................  $2,803,205    $79,924,393
---------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                    --     $6,330,449
---------------------------------------------------------------------------------------
* Includes accumulated net investment loss of:                        --             --
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 62

-----------------------------------------------------------
                     FOR THE SIX MONTHS ENDED JUNE 30, 2002

      ALL CAP        EQUITY         GROWTH       EMERGING     INTERNATIONAL
       VALUE          INDEX        & INCOME       GROWTH         EQUITY
       FUND         PORTFOLIO        FUND          FUND           FUND
---------------------------------------------------------------------------
    $     5,055   $   5,843,804   $    13,617   $   (54,756)   $   (10,565)
       (448,709)    (17,924,181)      (41,808)      452,333        (55,913)
     (1,041,542)   (130,119,251)   (1,257,879)   (3,712,043)      (407,444)
---------------------------------------------------------------------------
     (1,485,196)   (142,199,628)   (1,286,070)   (3,314,466)      (473,922)
---------------------------------------------------------------------------
             --              --            --            --             --
             --              --            --            --             --
---------------------------------------------------------------------------
             --              --            --            --             --
---------------------------------------------------------------------------
      8,703,747     124,591,886         6,068        29,867          4,242
             --              --            --            --             --
     (9,563,980)    (21,676,216)   (1,224,212)   (1,508,895)      (631,373)
---------------------------------------------------------------------------
       (860,233)    102,915,670    (1,218,144)   (1,479,028)      (627,131)
---------------------------------------------------------------------------
     (2,345,429)    (39,283,958)   (2,504,214)   (4,793,494)    (1,101,053)
      8,675,941     993,553,261    11,086,669    12,745,379      5,553,511
---------------------------------------------------------------------------
    $ 6,330,512   $ 954,269,303   $ 8,582,455   $ 7,951,885    $ 4,452,458
---------------------------------------------------------------------------
       $294,880     $16,325,268       $49,379            --             --
---------------------------------------------------------------------------
             --              --            --      $(56,129)      $(12,561)
---------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                             DIVERSIFIED
                                                                 MONEY        STRATEGIC
                                                                MARKET          INCOME
                                                                 FUND         PORTFOLIO
-----------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)..............................  $    80,995    $  5,262,640
  Net realized gain (loss)..................................           --      (4,194,058)
  Change in net unrealized appreciation (depreciation)......           --       1,180,687
-----------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........       80,995       2,249,269
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................      (80,995)     (6,758,182)
  Net realized gains........................................           --              --
-----------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................      (80,995)     (6,758,182)
-----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 17):
  Net proceeds from sale of shares..........................    2,050,098      18,911,855
  Net asset value of shares issued for reinvestment of
     dividends..............................................       80,995       6,758,182
  Cost of shares reacquired.................................   (2,101,914)    (11,904,331)
-----------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................       29,179      13,765,706
-----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................       29,179       9,256,793
NET ASSETS:
  Beginning of year.........................................    2,777,126      70,141,728
-----------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $ 2,806,305    $ 79,398,521
-----------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                     --      $4,033,999
-----------------------------------------------------------------------------------------
* Includes accumulated net investment loss of:                         --              --
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 64

-----------------------------------------------------------
                       FOR THE YEAR ENDED DECEMBER 31, 2001

      ALL CAP        EQUITY           GROWTH          EMERGING     INTERNATIONAL
       VALUE          INDEX          & INCOME          GROWTH         EQUITY
       FUND         PORTFOLIO          FUND             FUND           FUND
--------------------------------------------------------------------------------
    $   291,475   $  10,489,711    $     39,904     $   (143,853)   $   (16,214)
      1,932,654      (9,171,377)        306,497          176,028        439,457
     (4,194,655)   (116,237,378)     (2,402,713)      (1,024,348)    (3,500,675)
--------------------------------------------------------------------------------
     (1,970,526)   (114,919,044)     (2,056,312)        (992,173)    (3,077,432)
--------------------------------------------------------------------------------
       (471,892)     (8,370,214)       (207,290)              --             --
     (2,926,584)             --      (3,390,680)     (11,947,577)    (5,799,795)
--------------------------------------------------------------------------------
     (3,398,476)     (8,370,214)     (3,597,970)     (11,947,577)    (5,799,795)
--------------------------------------------------------------------------------
         46,966     244,945,442      11,058,958       13,461,974         37,771
      3,398,476       8,370,214       3,597,970       11,947,577      5,799,795
     (3,962,707)    (27,894,510)    (14,074,979)     (18,370,859)    (2,429,109)
--------------------------------------------------------------------------------
       (517,265)    225,421,146         581,949        7,038,692      3,408,457
--------------------------------------------------------------------------------
     (5,886,267)    102,131,888      (5,072,333)      (5,901,058)    (5,468,770)
     14,562,208     891,421,373      16,159,002       18,646,437     11,022,281
--------------------------------------------------------------------------------
    $ 8,675,941   $ 993,553,261    $ 11,086,669     $ 12,745,379    $ 5,553,511
--------------------------------------------------------------------------------
       $289,825     $10,481,464         $35,762               --             --
--------------------------------------------------------------------------------
             --              --              --          $(1,373)       $(1,522)
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Salomon Brothers Variable Money Market Fund ("Money Market Fund"), formerly known as Money Market Portfolio, Diversified Strategic Income Portfolio, Salomon Brothers Variable All Cap Value Fund ("All Cap Value Fund"), Equity Index Portfolio, Salomon Brothers Variable Growth & Income Fund ("Growth & Income Fund"), Salomon Brothers Variable Emerging Growth Fund ("Emerging Growth Fund") and Salomon Brothers Variable International Equity Fund ("International Equity Fund") ("Portfolios") are separate investment portfolios of the Greenwich Street Series Fund ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940 ("1940 Act"), as amended, as a diversified, open-ended management investment company. Shares of the Fund can be acquired through investing in an individual flexible premium deferred combination fixed and variable annuity contract or a certificate evidencing interest in a master group flexible premium deferred annuity offered by certain insurance companies. The Fund offers three other portfolios:
Appreciation, Fundamental Value and Intermediate High Grade Portfolios. The financial statements and financial highlights for the other portfolios are presented in a separate shareholder report.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued at the mean between the bid and asked prices at the close of business on each day; U.S. government and agency obligations are valued at the average between bid and asked prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded by the Portfolios on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise tax; (j) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2001, reclassifications were made to the capital accounts of the Diversified Strategic Income Portfolio, All Cap Value Fund, Equity Index Portfolio, Growth & Income Fund, Emerging Growth Fund and International Equity Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment income amounting to $25 and $781 were reclassified to paid in capital for the All Cap Value Fund and Equity Index Portfolio, respectively. Additionally, a portion of accumulated net investment loss amounting to $25,961 was reclassified to paid in capital for the International Equity Fund. Net investment income, net realized gains and net assets were not affected by these changes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, certain Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     2.  DIVIDENDS

     The Money Market Fund declares dividends daily from net investment income and distributes such dividends monthly. Net realized capital gains, if any, are declared and distributed annually.

     3. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

     The Fund, on behalf of the Diversified Strategic Income Portfolio has entered into an investment advisory agreement with Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holding Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., ("Citigroup"). On October 17, 2001, the Board of Trustees approved the assignment of the investment advisory agreements of the Growth and Income Fund, Emerging Growth Fund and International Equity Fund from SBFM to its affiliate Salomon Brothers Asset Management Inc ("SBAM"). On July 26, 2002, SBFM assigned the investment advisory agreement of the Money Market Fund to its affiliate, SBAM. The Portfolios' investment objectives and policies remained the same, and the current portfolio managers are key members of the new portfolio management teams created by SBAM.

     On December 17, 2001, the shareholders of the All Cap Value Fund approved a new investment advisory agreement with SBAM. The Fund, on behalf of the Equity Index Portfolio, has entered into an investment advisory agreement with the Travelers Investment Management Company ("TIMCO"). On June 24, 2002, shareholders of the Equity Index Portfolio approved a new investment advisory agreement with TIMCO. Under each respective investment advisory agreement, the Portfolios pay an investment advisory fee calculated at an annual rate of their respective average daily net assets. These fees are calculated daily and paid monthly. For the six months ended June 30, 2002, for the Money Market Fund, SBFM has waived all of its investment advisory fee amounting to $3,760.

     The respective advisers and the annual rates are as follows:

               PORTFOLIO                                 ADVISER                   RATE
---------------------------------------------------------------------------------------
Money Market Fund                        Salomon Brothers Asset Management Inc     0.30%
Diversified Strategic Income Portfolio   Smith Barney Fund Management LLC          0.45
All Cap Value Fund                       Salomon Brothers Asset Management Inc     0.45
Equity Index Portfolio                   Travelers Investment Management Company   0.25
Growth & Income Fund                     Salomon Brothers Asset Management Inc     0.45
Emerging Growth Fund                     Salomon Brothers Asset Management Inc     0.75
International Equity Fund                Salomon Brothers Asset Management Inc     0.85
---------------------------------------------------------------------------------------

     Smith Barney Global Capital Management, Inc. ("SBGCM") serves as sub-investment adviser to the Diversified Strategic Income Portfolio and is paid a monthly fee by SBFM calculated at an annual rate of 0.15% of the Portfolio's average daily net assets. The Diversified Strategic Income Portfolio does not make any direct payments to SBGCM.

     The Fund, on behalf of the Portfolios, has also entered into an administration agreement with SBFM. Under the agreement, each Portfolio pays an administration fee calculated at an annual rate of 0.20% of the average daily net assets; except for the Equity Index Portfolio which pays an administration fee of 0.06%. These fees are calculated daily and paid monthly. For the six months ended June 30, 2002, for the Money Market Fund, SBFM has waived all of its administration fee amounting to $2,506.

     In addition, SBFM has agreed to reimburse expenses in the amount of $18,294 on behalf of the Money Market Fund for the six months ended June 30, 2002.

     Travelers Bank & Trust, fsb. ("TB&T"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. During the six months ended June 30, 2002, each Portfolio paid transfer agent fees of $2,500 to TB&T.

     For the six months ended June 30, 2002, the All Cap Value Fund, Growth & Income Fund and International Equity Fund paid Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, brokerage commissions of $60, $22 and $99, respectively.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     The Fund, on behalf of the Equity Index Portfolio, has adopted a plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act for the Portfolio's Class II shares. The Plan provides that the Fund, on behalf of the Portfolio, shall pay a fee up to 0.25% of the average daily net assets of the Portfolio attributable to Class II shares.

     No officer, Director or employee of SSB or its affiliates receives any compensation from the Fund for serving as a Trustee or officer of the Fund.

     4.  INVESTMENTS

     During the six months ended June 30, 2002, the aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                         PORTFOLIO                             PURCHASES       SALES
---------------------------------------------------------------------------------------
Diversified Strategic Income Portfolio......................  $58,944,544   $58,432,508
All Cap Value Fund..........................................    5,260,801       828,155
Equity Index Portfolio......................................   75,390,584     3,214,039
Growth & Income Fund........................................    2,302,569     3,530,202
Emerging Growth Fund........................................      352,857     1,732,835
International Equity Fund...................................      321,818     1,217,957
---------------------------------------------------------------------------------------

     At June 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                                           NET UNREALIZED
                                                                                            APPRECIATION
                        PORTFOLIO                           APPRECIATION   DEPRECIATION    (DEPRECIATION)
---------------------------------------------------------------------------------------------------------
Diversified Strategic Income Portfolio....................  $ 2,195,610    $  (2,095,400)  $     100,210
All Cap Value Fund........................................      179,486       (1,260,707)     (1,081,221)
Equity Index Portfolio....................................   64,246,674     (290,484,909)   (226,238,235)
Growth & Income Fund......................................      948,339       (1,527,949)       (579,610)
Emerging Growth Fund......................................    1,562,829       (5,179,562)     (3,616,733)
International Equity Fund.................................    1,361,982         (287,774)      1,074,208
---------------------------------------------------------------------------------------------------------

     5.  FUTURES CONTRACTS

     The Diversified Strategic Income Portfolio, All Cap Value Fund, Equity Index Portfolio, Growth & Income Fund, Emerging Growth Fund and International Equity Fund may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian as is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     At June 30, 2002, the Equity Index Portfolio had the following open futures contracts:

                                                             # OF         BASIS        MARKET      UNREALIZED
          FUTURES CONTRACTS TO BUY            EXPIRATION   CONTRACTS      VALUE         VALUE         GAIN
-------------------------------------------------------------------------------------------------------------
S&P 500 Stock Index.........................     9/02         138      $34,158,124   $34,158,450      $326
-------------------------------------------------------------------------------------------------------------

     At June 30, 2002, the Diversified Strategic Income Portfolio, All Cap Value Fund, Growth & Income Fund, Emerging Growth Fund and International Equity Fund did not hold any futures contracts.

     6.  OPTION CONTRACTS

     The Diversified Strategic Income Portfolio, All Cap Value Fund, Equity Index Portfolio, Growth & Income Fund, Emerging Growth Fund and International Equity Fund may from time to time enter into option contracts.

     Upon the purchase of a put option or a call option by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

     At June 30, 2002, the Portfolios did not hold any purchased call or put option contracts.

     When the Portfolio writes a call option or a put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a covered put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

     During the six months ended June 30, 2002, the Portfolios did not enter into any written call or put option contracts.

     7.  FORWARD FOREIGN CURRENCY CONTRACTS

     The Diversified Strategic Income Portfolio, Emerging Growth Fund and International Equity Fund have the ability to enter into forward foreign currency contracts.

     A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     At June 30, 2002, the Diversified Strategic Income Portfolio had open forward foreign currency contracts as described below. The unrealized gain
(loss) on the contracts reflected in the accompanying financial statements were as follows:

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

                                                          LOCAL       MARKET        SETTLEMENT   UNREALIZED
                   FOREIGN CURRENCY                      CURRENCY     VALUE            DATE      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------
TO SELL:
  British Pound.......................................   2,000,000  $3,045,652       7/18/02      $(105,652)
  Canadian Dollar.....................................   3,100,000   2,040,248       7/18/02        (25,953)
  Danish Krone........................................  26,000,000   3,447,095       7/18/02       (162,255)
  Euro................................................   4,190,000   4,126,573       7/18/02       (188,811)
  New Zealand Dollar..................................   1,540,000     747,904       7/18/02          2,076
  Swedish Krone.......................................  25,500,000   2,764,008       7/18/02       (145,777)
------------------------------------------------------------------------------------------------------------
  Net Unrealized Loss on Open Forward
     Foreign Currency Contracts.......................                                            $(626,372)
------------------------------------------------------------------------------------------------------------

     At June 30, 2002, the Emerging Growth Fund and International Equity Fund did not have any open forward foreign currency contracts.

     8.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

     9.  REVERSE REPURCHASE AGREEMENTS

     The Diversified Strategic Income Portfolio, All Cap Value Fund and International Equity Fund may enter into reverse repurchase agreements for leveraging purposes.

     A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to the reverse repurchase agreements.

     During the six months ended June 30, 2002, the Portfolios did not enter into any reverse repurchase agreements.

     10.  CONCENTRATION OF RISK

     Under normal market conditions, the Money Market Fund invests at least 25% of its assets in short-term bank instruments. Because of its concentration policy, the Portfolio may be subject to greater risk and market fluctuation than a portfolio that has securities representing a broader range of investment alternatives.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     11.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

     12.  SECURITIES TRADED ON A WHEN-ISSUED OR TO-BE-ANNOUNCED BASIS

     The Diversified Strategic Income Portfolio, All Cap Value Fund, Growth & Income Fund, Emerging Growth Fund and International Equity Fund may from time to time purchase securities on a when-issued or to-be-announced ("TBA") basis.

     In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into the TBA transaction, the custodian maintains cash, U.S. government securities or other liquid high grade debt obligations in a segregated account equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At June 30, 2002, there were two TBA securities held by the Diversified Strategic Income Portfolio with the total cost of $4,524,219.

     13.  MORTGAGE ROLL TRANSACTIONS

     The Diversified Strategic Income Portfolio has the ability to participate in mortgage roll transactions.

     A mortgage roll transaction involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to purchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds of the sale will be invested and the income from these investments, together with any additional income from the Portfolio, in securities exceeding the yield on the securities sold.

     At June 30, 2002, there were no open mortgage roll transactions in the Portfolio.

     14.  SHORT SALES AGAINST THE BOX

     The All Cap Value Fund, Emerging Growth Fund and International Equity Fund each have the ability to engage in short sales against the box.

     A short sale against the box is a short sale of common stock such that, when the short position is open, the Portfolio involved owns an equal amount of the stock or preferred stocks or debt securities, convertible or exchangeable, without payment of further consideration, into an equal number of shares of common stock sold short. The proceeds of the sale will be held by the broker until the settlement date, when the Portfolio delivers the stock or the convertible or exchangeable securities to close out its short position. Although prior to delivery a Portfolio will have to pay an amount equal to any dividends paid on the common stock sold short, the Portfolio will receive the dividends from the stock or the preferred stock or the interest from the stock or convertible or exchangeable debt securities plus a portion of the interest earned from the proceeds of the short sale. The Portfolio will deposit in a segregated account with the Portfolio's custodian, the common stock or convertible preferred stock or debt securities in connection with short sales against the box.

     At June 30, 2002, the Portfolios had no open short sales against the box.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     15.  CAPITAL LOSS CARRYFORWARD

     At December 31, 2001, the Diversified Strategic Income and Equity Index Portfolios had, for Federal income tax purposes, approximately $8,911,000 and $10,029,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset net realized capital gains, it is probable that the gains so offset will not be distributed. Expirations occur on December 31, of the years below.

                         PORTFOLIO                               2007         2008         2009
--------------------------------------------------------------------------------------------------
Diversified Strategic Income Portfolio......................  $1,725,000   $2,642,000   $4,544,000
Equity Index Portfolio......................................          --    1,322,000    8,707,000
--------------------------------------------------------------------------------------------------

     16.  LENDING OF SECURITIES

     The Diversified Strategic Income Portfolio, All Cap Value Fund, Equity Index Portfolio, Growth & Income Fund, Emerging Growth Fund and International Equity Fund each has the ability to lend its securities to brokers, dealers and other financial organizations.

     The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

     At June 30, 2002, the Portfolios did not have any securities on loan.

     17.  SHARES OF BENEFICIAL INTEREST

     At June 30, 2002, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share.

Transactions in shares for each Portfolio were as follows:

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2002     DECEMBER 31, 2001
--------------------------------------------------------------------------------------------------
MONEY MARKET FUND
Shares sold.................................................        553,930          2,050,098
Shares issued on reinvestment...............................          6,601             80,995
Shares reacquired...........................................       (563,631)        (2,101,914)
--------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................         (3,100)            29,179
==================================================================================================
DIVERSIFIED STRATEGIC INCOME PORTFOLIO
Shares sold.................................................        954,626          1,974,855
Shares issued on reinvestment...............................             --            750,909
Shares reacquired...........................................       (955,513)        (1,258,739)
--------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................           (887)         1,467,025
==================================================================================================
ALL CAP VALUE FUND
Shares sold.................................................      1,422,458              5,899
Shares issued on reinvestment...............................             --            528,534
Shares reacquired...........................................     (1,571,046)          (448,616)
--------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................       (148,588)            85,817
==================================================================================================

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2002     DECEMBER 31, 2001
--------------------------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO -- CLASS I SHARES
Shares sold.................................................      4,059,539          6,953,334
Shares issued on reinvestment...............................             --            267,787
Shares reacquired...........................................       (597,627)          (729,903)
--------------------------------------------------------------------------------------------------
Net Increase................................................      3,461,912          6,491,218
==================================================================================================
EQUITY INDEX PORTFOLIO -- CLASS II SHARES
Shares sold.................................................        513,998          1,437,196
Shares issued on reinvestment...............................             --             19,962
Shares reacquired...........................................       (195,203)          (240,918)
--------------------------------------------------------------------------------------------------
Net Increase................................................        318,795          1,216,240
==================================================================================================
GROWTH & INCOME FUND
Shares sold.................................................          1,280          2,297,060
Shares issued on reinvestment...............................             --            725,397
Shares reacquired...........................................       (258,172)        (2,802,719)
--------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................       (256,892)           219,738
==================================================================================================
EMERGING GROWTH FUND
Shares sold.................................................          1,348            528,932
Shares issued on reinvestment...............................             --          3,237,825
Net share reduction due to 1 for 7 reverse stock split......             --         (3,099,280)
Shares reacquired...........................................        (67,321)          (905,893)
--------------------------------------------------------------------------------------------------
Net Decrease................................................        (65,973)          (238,416)
==================================================================================================
INTERNATIONAL EQUITY FUND
Shares sold.................................................            460              4,662
Shares issued on reinvestment...............................             --         10,175,079
Net share reduction due to 1 for 16 reverse stock split.....             --         (9,818,269)
Shares reacquired...........................................        (71,745)          (667,109)
--------------------------------------------------------------------------------------------------
Net Decrease................................................        (71,285)          (305,637)
==================================================================================================

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

MONEY MARKET FUND                          2002(1)        2001         2000         1999         1998         1997
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................       $1.000        $1.000       $1.000       $1.000       $1.000       $1.000
--------------------------------------------------------------------------------------------------------------------
  Net investment income(2)...........        0.003         0.029        0.052        0.040        0.043        0.044
  Dividends from net investment
     income..........................       (0.003)       (0.029)      (0.052)      (0.040)      (0.043)      (0.044)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.......       $1.000        $1.000       $1.000       $1.000       $1.000       $1.000
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.........................         0.29%++       2.91%        5.32%        4.03%        4.40%        4.47%
--------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)....       $2,803       $ 2,806       $2,777       $4,726       $4,671       $4,753
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)........................         1.25%+        1.25%        1.22%        1.25%        1.24%        1.20%
  Net investment income..............         0.58+         2.82         5.13         3.92         4.30         4.38
--------------------------------------------------------------------------------------------------------------------

DIVERSIFIED STRATEGIC INCOME PORTFOLIO      2002(1)(3)       2001(3)       2000(3)       1999(3)       1998(3)        1997
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................          $9.13          $9.70        $10.44        $10.90        $10.89        $10.98
----------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..............            0.27           0.65          0.73          0.73          0.69          0.77
  Net realized and unrealized gain
     (loss)..........................           (0.21)         (0.36)        (0.45)        (0.55)        (0.01)         0.12
----------------------------------------------------------------------------------------------------------------------------
Total Income From Operations.........            0.06           0.29          0.28          0.18          0.68          0.89
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..............              --          (0.86)        (1.02)        (0.51)        (0.67)        (0.98)
  Net realized gains.................              --             --            --         (0.13)           --            --
----------------------------------------------------------------------------------------------------------------------------
Total Distributions..................              --          (0.86)        (1.02)        (0.64)        (0.67)        (0.98)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.......           $9.19          $9.13        $ 9.70        $10.44        $10.90        $10.89
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.........................            0.66%++        3.17%         2.80%         1.72%         6.41%         8.14%
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)....         $79,924        $79,399       $70,142       $74,035       $80,970       $62,558
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses...........................            0.84%+         0.76%         0.78%         0.78%         0.78%         0.78%
  Net investment income..............            5.85+          6.86          7.40          6.88          6.38          7.29
----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..............              80%           118%          102%          111%           86%           47%
----------------------------------------------------------------------------------------------------------------------------

(1)  For the six months ended June 30, 2002 (unaudited).

(2) For the Money Market Fund, the Investment Adviser and Administrator waived all or part of their fees for the six months ended June 30, 2002, the years ended December 31, 2001, 2000, 1999 and 1998, respectively. For the Money Market Fund, the Investment Adviser also reimbursed expenses of $18,294, $24,193, $5,374 and $7,100 for the six months ended June 30, 2002, the years ended December 31, 2001, 2000 and 1999, respectively. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                                  DECREASES TO
                                                                 NET INVESTMENT
                                                                INCOME PER SHARE
                                            --------------------------------------------------------
                PORTFOLIO                     2002        2001        2000        1999        1998
                ---------                     ----        ----        ----        ----        ----
  Money Market..........................     $0.010      $0.017      $0.007      $0.005      $0.005


                                                           EXPENSE RATIOS WITHOUT
                                                         WAIVERS AND REIMBURSEMENTS
                                          ---------------------------------------------------------
                PORTFOLIO                   2002        2001        2000        1999         1998
                ---------                   ----        ----        ----        ----         ----
  Money Market..........................    3.21%+      2.59%       1.87%         1.74%        1.74%

(3) Per share amounts have been calculated using the monthly average shares method.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 +   Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

         ALL CAP VALUE FUND           2002(1)         2001           2000           1999         1998(2)        1997
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD............................     $6.10         $10.90         $12.06         $16.38       $15.31        $13.01
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.............      0.03           0.29           0.52           0.67         0.53          0.77
  Net realized and unrealized gain
     (loss).........................     (1.16)         (1.91)          1.35          (1.15)        1.94          2.28
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations........................     (1.13)         (1.62)          1.87          (0.48)        2.47          3.05
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.............        --          (0.44)         (0.70)         (0.77)       (0.71)        (0.75)
  Net realized gains................        --          (2.74)         (2.33)         (3.07)       (0.69)           --
----------------------------------------------------------------------------------------------------------------------
Total Distributions.................        --          (3.18)         (3.03)         (3.84)       (1.40)        (0.75)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD......     $4.97          $6.10         $10.90         $12.06       $16.38        $15.31
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN........................    (18.52)%++     (16.39)%        18.56%         (4.75)%      16.99%        23.52%
----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...    $6,331         $8,676        $14,562        $20,906      $37,495       $46,074
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses..........................      1.17%+         0.97%          0.91%          0.87%        0.79%         0.77%
  Net investment income.............      0.13+          2.58           2.74           3.09         3.43          4.42
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.............        16%            40%             0%             3%          43%           42%
----------------------------------------------------------------------------------------------------------------------

EQUITY INDEX
PORTFOLIO - CLASS I SHARES            2002(1)(2)       2001(2)        2000(2)        1999(2)       1998(2)        1997
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD............................     $28.21          $32.40         $35.86         $29.99       $23.59        $18.36
------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)..........       0.16            0.34           0.36           0.39         0.36          0.12
  Net realized and unrealized gain
     (loss).........................      (3.90)          (4.26)         (3.61)          5.77         6.33          5.76
------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations........................      (3.74)          (3.92)         (3.25)          6.16         6.69          5.88
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.............         --           (0.27)         (0.19)         (0.12)       (0.08)        (0.17)
  Net realized gains................         --              --          (0.02)         (0.17)       (0.21)        (0.48)
------------------------------------------------------------------------------------------------------------------------
Total Distributions.................         --           (0.27)         (0.21)         (0.29)       (0.29)        (0.65)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD......     $24.47          $28.21         $32.40         $35.86       $29.99        $23.59
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN........................     (13.26)%++      (12.12)%        (9.09)%        20.68%       28.46%        32.16%
------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...   $862,869        $897,035       $819,913       $654,514      $177,167      $35,351
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)....................       0.27%+          0.23%          0.23%          0.28%        0.30%         0.76%
  Net investment income.............       1.21+           1.17           1.03           1.20         1.36          1.08
------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.............          0%              2%             2%             3%           5%            6%
------------------------------------------------------------------------------------------------------------------------

(1)  For the six months ended June 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the Equity Index Portfolio, the Investment Adviser waived all or part of its fees for the year ended December 31, 1998. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                                                   EXPENSE RATIOS
                                                                  DECREASES TO        WITHOUT
                                                                 NET INVESTMENT     WAIVERS AND
                                                                INCOME PER SHARE   REIMBURSEMENTS
                                                                ----------------   --------------
                           PORTFOLIO                                  1998              1998
                           ---------                                  ----              ----
   Equity Index - Class I Shares..............................       $0.02              0.42%

     On June 24, 2002, the shareholders of the Equity Index Portfolio approved a new investment advisory agreement with TIMCO. The new investment advisory fee is 0.25% of the average daily net assets of the Portfolio.
(4) As a result of the 0.30% voluntary expense limitation for the ratio of expenses to average net assets, which became effective during 1998, the investment adviser will reimburse fees for the amount that exceeds the limitation. The Investment Adviser has eliminated the voluntary expense limitations as of June 24, 2002.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

          EQUITY INDEX PORTFOLIO - CLASS II SHARES            2002(1)(2)       2001(2)        2000(2)        1999(2)(3)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $28.17         $32.36         $35.81           $31.71
-----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.....................................       0.11           0.27           0.26             0.24
  Net realized and unrealized gain (loss)...................      (3.87)         (4.26)         (3.59)            4.15
-----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.........................      (3.76)         (3.99)         (3.33)            4.39
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................         --          (0.20)         (0.10)           (0.12)
  Net realized gains........................................         --             --          (0.02)           (0.17)
-----------------------------------------------------------------------------------------------------------------------
Total Distributions.........................................         --          (0.20)         (0.12)           (0.29)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................     $24.41         $28.17         $32.36           $35.81
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN................................................     (13.35)%++     (12.36)%        (9.32)%          13.96%++
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)...........................    $91,400        $96,518        $71,508          $27,372
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)...............................................       0.49%+         0.49%          0.50%            0.51%+
  Net investment income.....................................       0.80+          0.91           0.76             0.93+
-----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................................          0%             2%             2%               3%
-----------------------------------------------------------------------------------------------------------------------

(1)  For the six months ended June 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)  For the period from March 22, 1999 (inception date) to December 31, 1999.
(4) As a result of the 0.55% voluntary expense limitation for the ratio of expenses to average net assets, the investment manager will reimburse fees for the amount that exceeds the limitation. The Investment Adviser has eliminated the voluntary expense limitations as of June 24, 2002.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

        GROWTH & INCOME FUND               2002(1)         2001          2000         1999        1998(2)       1997
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................        $4.90         $7.92         $16.47       $18.47       $18.54       $16.43
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..............         0.01          0.03           0.17         0.30         0.27         0.31
  Net realized and unrealized gain
     (loss)..........................        (0.63)        (1.04)          0.03         1.49         1.93         3.41
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations.........................        (0.62)        (1.01)          0.20         1.79         2.20         3.72
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..............           --         (0.12)         (0.32)       (0.35)       (0.33)       (0.29)
  Net realized gains.................           --         (1.89)         (8.43)       (3.44)       (1.94)       (1.32)
----------------------------------------------------------------------------------------------------------------------
Total Distributions..................           --         (2.01)         (8.75)       (3.79)       (2.27)       (1.61)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.......        $4.28         $4.90         $ 7.92       $16.47       $18.47       $18.54
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.........................       (12.65)%+     (13.14)%         4.52%       10.66%       11.88%       22.94%
----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)....       $8,582       $11,087        $16,159      $24,338      $35,781      $43,214
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses...........................         1.05%+        0.94%          0.91%        0.80%        0.72%        0.77%
  Net investment income..............         0.27+         0.31           1.08         1.21         1.45         1.62
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..............           23%           81%            55%          47%          13%          17%
----------------------------------------------------------------------------------------------------------------------

        EMERGING GROWTH FUND               2002(1)      2001(2)(3)      2000(3)      1999(3)      1998(2)(3)      1997(3)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................       $25.98       $178.99        $231.77      $137.41       $118.09        $110.81
-------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss................        (0.13)        (0.50)         (2.17)       (1.82)        (1.05)         (0.84)
  Net realized and unrealized gain
     (loss)..........................        (7.13)        (9.85)         66.22       125.37         41.86          23.24
-------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations.........................        (7.26)       (10.35)         64.05       123.55         40.81          22.40
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net realized gains.................           --       (142.66)       (116.83)      (29.19)       (21.49)        (15.12)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions..................           --       (142.66)       (116.83)      (29.19)       (21.49)        (15.12)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.......       $18.72       $ 25.98        $178.99      $231.77       $137.41        $118.09
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.........................       (27.94)%++     (5.32)%        27.27%      107.14%        37.14%         21.16%
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)....       $7,952       $12,745        $18,646      $27,067       $21,147        $20,004
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses...........................         1.31%+        1.18%          1.18%        1.30%         1.28%          1.26%
  Net investment loss................        (1.03)+       (0.97)         (0.90)       (1.01)        (0.88)         (0.72)
-------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE..............            3%            0%           122%         113%           98%           102%
-------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Per share amounts have been restated to reflect a 1 for 7 reverse stock split which was effective on September 7, 2001.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

     INTERNATIONAL EQUITY FUND(1)           2002(2)      2001(3)      2000(3)       1999        1998(3)         1997
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................       $9.11       $192.64      $331.20      $223.04      $188.48       $193.12
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss.................       (0.02)        (0.05)       (1.92)       (2.88)       (0.48)        (0.32)
  Net realized and unrealized gain
     (loss)...........................       (0.82)       (59.15)      (53.92)      136.96        36.00         (3.84)
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...       (0.84)       (59.20)      (55.84)      134.08        35.52         (4.16)
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income...............          --            --        (9.44)       (0.16)       (0.96)        (0.48)
  Net realized gains..................          --       (124.33)      (73.28)      (25.76)          --            --
----------------------------------------------------------------------------------------------------------------------
Total Distributions...................          --       (124.33)      (82.72)      (25.92)       (0.96)        (0.48)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........       $8.27       $  9.11      $192.64      $331.20      $223.04       $188.48
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..........................       (9.22)%++    (30.80)%     (18.90)%      66.20%       18.84%        (2.18)%
----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).....      $4,452        $5,554      $11,022      $24,370      $23,482       $28,347
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses............................        2.34%+        1.41%        1.41%        1.33%        1.40%         1.31%
  Net investment loss.................       (0.42)+       (0.23)       (0.78)       (0.33)       (0.25)        (0.23)
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...............           7%            0%           1%          17%          30%           21%
----------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been restated to reflect a 1 for 16 reverse stock split which was effective on September 7, 2001.
(2) For the six months ended June 30, 2002 (unaudited).
(3) Per share amounts have been calculated using the monthly average shares method.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

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

                     (This page intentionally left blank.)

                                        This report is submitted for the general information of the owners of the Greenwich Street Series Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses, as well as other pertinent information.

                                        S-6225 M (8/02)